                                                                Exhibit 10(i)(i)





                                  $150,000,000

                                CREDIT AGREEMENT

                                  dated as of

                               September 26, 1995

                                     among


                              GUILFORD MILLS, INC.

                            The Banks Listed Herein

                                      and

                        WACHOVIA BANK OF GEORGIA, N.A.,
                                    as Agent

                               TABLE OF CONTENTS

                                CREDIT AGREEMENT

                                                                                                                      Page
                                                        ARTICLE I

                                                       DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . .   1

SECTION 1.01. Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

SECTION 1.02. Accounting Terms and Determinations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

SECTION 1.03. References  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

SECTION 1.04. Use of Defined Terms  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

SECTION 1.05. Terminology . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

                                                        ARTICLE II

                                                       THE CREDITS  . . . . . . . . . . . . . . . . . . . . . . . . .  18

SECTION 2.01. Commitments to Lend Syndicated Loans; Swing Loans . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

SECTION 2.02. Method of Borrowing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20

SECTION 2.03. Money Market Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

SECTION 2.04. Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27

SECTION 2.05. Maturity of Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28

SECTION 2.06. Interest Rates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28

SECTION 2.07. Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31

SECTION 2.08. Optional Termination or Reduction of Commitments  . . . . . . . . . . . . . . . . . . . . . . . . . . .  32

SECTION 2.09. Mandatory Reduction and Termination of Commitments  . . . . . . . . . . . . . . . . . . . . . . . . . .  32

SECTION 2.10. Optional Prepayments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33

SECTION 2.11. Mandatory Prepayments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33





                                      (i)

SECTION 2.12. General Provisions as to Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34

SECTION 2.13. Computation of Interest and Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37

                                                       ARTICLE III

                                                 CONDITIONS TO BORROWINGS . . . . . . . . . . . . . . . . . . . . . .  37

SECTION 3.01. Conditions to First Borrowing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37

SECTION 3.02. Conditions to All Borrowings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39

                                                        ARTICLE IV

                                              REPRESENTATIONS AND WARRANTIES  . . . . . . . . . . . . . . . . . . . .  40

SECTION 4.01. Corporate Existence and Power . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40

SECTION 4.02. Corporate and Governmental Authorization; No Contravention  . . . . . . . . . . . . . . . . . . . . . .  40

SECTION 4.03. Binding Effect  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40

SECTION 4.04. Financial Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41

SECTION 4.05. No Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41

SECTION 4.06. Compliance with ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41

SECTION 4.07. Compliance with Laws; Payment of Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42

SECTION 4.08. Subsidiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42

SECTION 4.09. Investment Company Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42

SECTION 4.10. Public Utility Holding Company Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42

SECTION 4.11. Ownership of Property; Liens  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43

SECTION 4.12. No Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43

SECTION 4.13. Full Disclosure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43

SECTION 4.14. Environmental Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43

SECTION 4.15. Capital Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44

SECTION 4.16. Margin Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44

SECTION 4.17. Insolvency  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44





                                      (ii)

SECTION 4.18. Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45

                                                        ARTICLE V

                                                        COVENANTS
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45

SECTION 5.01. Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45

SECTION 5.02. Inspection of Property, Books and Records . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47

SECTION 5.03. Maintenance of Existence  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47

SECTION 5.04. Dissolution . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47

SECTION 5.05. Consolidations, Mergers and Sales of Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47

SECTION 5.06. Use of Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49

SECTION 5.07. Compliance with Laws; Payment of Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49

SECTION 5.08. Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50

SECTION 5.09. Change in Fiscal Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50

SECTION 5.10. Maintenance of Property . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50

SECTION 5.11. Environmental Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50

SECTION 5.12. Environmental Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50

SECTION 5.13. Environmental Release . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50

SECTION 5.14. Transactions with Affiliates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51

SECTION 5.15. Loans or Advances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51

SECTION 5.16. Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51

SECTION 5.17. Negative Pledge . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52

SECTION 5.18. Debt/Capital Ratio  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53

SECTION 5.19. Debt/Cash Flow Ratio  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53

SECTION 5.20. Significant Domestic Subsidiaries to Become Guarantors; Release of Guarantors to be Sold  . . . . . . .  53

SECTION 5.21  Debt of Significant Foreign Subsidiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54





                                     (iii)

                                                        ARTICLE VI

                                                         DEFAULTS . . . . . . . . . . . . . . . . . . . . . . . . . .  54

SECTION 6.01. Events of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54

SECTION 6.02. Notice of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58

                                                       ARTICLE VII

                                                        THE AGENT   . . . . . . . . . . . . . . . . . . . . . . . . .  58

SECTION 7.01. Appointment; Powers and Immunities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58

SECTION 7.02. Reliance by Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59

SECTION 7.03. Defaults  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59

SECTION 7.04. Rights of Agent as a Bank and its Affiliates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59

SECTION 7.05. Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60

SECTION 7.06  CONSEQUENTIAL DAMAGES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60

SECTION 7.07. Payee of Note Treated as Owner  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60

SECTION 7.08. Nonreliance on Agent and Other Banks  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61

SECTION 7.09. Failure to Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61

SECTION 7.09. Resignation or Removal of Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61

                                                       ARTICLE VIII

                                          CHANGE IN CIRCUMSTANCES; COMPENSATION   . . . . . . . . . . . . . . . . . .  62

SECTION 8.01. Basis for Determining Interest Rate Inadequate or Unfair  . . . . . . . . . . . . . . . . . . . . . . .  62

SECTION 8.02. Illegality  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62

SECTION 8.03. Increased Cost and Reduced Return . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63

SECTION 8.04. Base Rate Loans or Other Fixed Rate Loans Substituted for Affected Fixed Rate Loans . . . . . . . . . .  65

SECTION 8.05. Compensation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65

SECTION 8.06. Failure to Pay in Foreign Currency. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66





                                      (iv)

SECTION 8.07.  Judgment Currency  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66


                                                        ARTICLE IX

                                                      MISCELLANEOUS   . . . . . . . . . . . . . . . . . . . . . . . .  67

SECTION 9.01. Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67

SECTION 9.02. No Waivers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67

SECTION 9.03. Expenses; Documentary Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67

SECTION 9.04. Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68

SECTION 9.05  Setoff; Sharing of Setoffs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68

SECTION 9.06. Amendments and Waivers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69

SECTION 9.07. No Margin Stock Collateral  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70

SECTION 9.08. Successors and Assigns  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71

SECTION 9.09. Confidentiality . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73

SECTION 9.10. Representation by Banks . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74

SECTION 9.11. Obligations Several . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74

SECTION 9.12. North Carolina Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74

SECTION 9.13. Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74

SECTION 9.14. Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74

SECTION 9.15. Interpretation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75

SECTION 9.16. Waiver of Jury Trial; Consent to Jurisdiction . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75

SECTION 9.17. Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76

SECTION 9.18. Source of Funds -- ERISA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76





                                      (v)

EXHIBIT A-1      Form of Syndicated Dollar Loan Note

EXHIBIT A-2      Form of Syndicated Foreign Currency Loan Note

EXHIBIT A-3      Form of Money Market Loan Note

EXHIBIT A-4      Form of Swing Loan Note

EXHIBIT B-1      Form of Opinion of Weil, Gotshal & Manges

EXHIBIT B-2      Form of Opinion of Robert A. Emken, Jr.

EXHIBIT C        Form of Opinion of Special Counsel for the Agent

EXHIBIT D        Form of Assignment and Acceptance

EXHIBIT E        Form of Notice of Borrowing

EXHIBIT F        Form of Compliance Certificate

EXHIBIT G        Form of Closing Certificate

EXHIBIT H        Form of Officer's Certificate

EXHIBIT I        Form of Money Market Quote Request

EXHIBIT J        Form of Money Market Quote

EXHIBIT K        Form of Subsidiary Guaranty

EXHIBIT L        Form of Contribution Agreement

Schedule 4.08    Subsidiaries

Schedule 4.14    Environmental Matters





                                      (vi)

                                CREDIT AGREEMENT


                 AGREEMENT dated as of September 26, 1995, among GUILFORD MILLS, INC., the BANKS listed on the signature pages hereof and WACHOVIA BANK OF GEORGIA, N.A., as Agent.

                 The parties hereto agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

                 SECTION 1.01. Definitions.  The terms as defined in this
Section 1.01 shall, for all purposes of this Agreement and any amendment hereto (except as herein otherwise expressly provided or unless the context otherwise requires), have the meanings set forth herein:

                 "Adjusted IBOR Rate" has the meaning set forth in Section 2.06(e).

                 "Adjusted London Interbank Offered Rate" has the meaning set forth in Section 2.06(c).

                 "Affiliate" of any relevant Person means (i) any Person that directly, or indirectly through one or more intermediaries, controls the relevant Person (a "Controlling Person"), (ii) any Person (other than the relevant Person or a Subsidiary of the relevant Person) which is controlled by or is under common control with a Controlling Person, or (iii) any Person (other than a Subsidiary of the relevant Person) of which the relevant Person owns, directly or indirectly, 20% or more of the common stock or equivalent equity interests. As used herein, the term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

                 "Agent" means Wachovia Bank of Georgia, N.A., a national banking association organized under the laws of the United States of America, in its capacity as agent for the Banks hereunder, and its successors and permitted assigns in such capacity.

                 "Agent's Letter Agreement" means that certain letter agreement, dated as of August 1, 1995, between the Borrower and the Agent relating to the structure of the Loans, and certain fees from time to time payable by the Borrower to the Agent, together with all amendments and supplements thereto.

                 "Agreement" means this Credit Agreement, together with all amendments and supplements hereto.

                 "Applicable Margin" has the meaning set forth in Section
2.06(a).

                 "Assignee" has the meaning set forth in Section 9.08(c).

                 "Assignment and Acceptance" means an Assignment and Acceptance executed in accordance with Section 9.08(c) in the form attached hereto as Exhibit D.

                 "Authority" has the meaning set forth in Section 8.02.

                 "Bank" means each bank listed on the signature pages hereof as having a Commitment, and its successors and assigns.

                 "Base Rate" means for any Base Rate Loan for any day, the rate per annum equal to the higher as of such day of (i) the Prime Rate, and (ii) one-half of one percent above the Federal Funds Rate. For purposes of determining the Base Rate or the Federal Funds Rate for any day, changes in the Prime Rate shall be effective on the date of each such change.

                 "Base Rate Loan" means a Loan which bears or is to bear interest at a rate based upon the Base Rate, and is to be made as a Base Rate Loan pursuant to the applicable Notice of Borrowing, Section 2.02(f), or
Article VIII, as applicable.

                 "Borrower" means Guilford Mills, Inc., a Delaware corporation, and its successors and permitted assigns.

                 "Borrowing" means a borrowing hereunder consisting of Loans made to the Borrower (i) at the same time by all of the Banks, in the case of Syndicated Loans, (ii) separately by Wachovia, in the case of Swing Loans, or
(iii) separately by one or more Banks, in the case of Money Market Loans, in each case pursuant to Article II, and the term "Borrowing", when used in conjunction with a reference to a specific type of Loan, means a Borrowing of such type.

                 "Capital Stock" means any nonredeemable capital stock of the Borrower or any Consolidated Subsidiary (to the extent issued to a Person other than the Borrower), whether common or preferred.

                 "CERCLA" means the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. Section 9601 et. seq. and its implementing regulations and amendments.

                 "CERCLIS" means the Comprehensive Environmental Response Compensation and Liability Inventory System established pursuant to CERCLA.

                 "Change of Law" shall have the meaning set forth in Section
8.02.

                 "Closing Certificate" has the meaning set forth in Section 3.01(e).

                 "Closing Date" means September 26, 1995.

                 "Code" means the Internal Revenue Code of 1986, as amended, or any successor Federal tax code.

                 "Commitment" means, with respect to each Bank, (i) the amount set forth opposite the name of such Bank on the signature pages hereof, and
(ii) as to any Bank which enters into any Assignment and Acceptance (whether as transferor Bank or as Assignee thereunder), the amount of such Bank's Commitment after giving effect to such Assignment and Acceptance, in each case as such amount may be reduced from time to time pursuant to Sections 2.08 and 2.09.

                 "Compliance Certificate" has the meaning set forth in Section 5.01(c).

                 "Consolidated Cash Flow" means the sum of the following, calculated on a consolidated basis in accordance with GAAP for the Borrower and its Consolidated Subsidiaries at the end of each Fiscal Quarter for such Fiscal Quarter and the 3 immediately preceding Fiscal Quarters: (i) Consolidated Net Income, plus (ii) depreciation and amortization expense, plus (iii) other non-cash charges.

                 "Consolidated Debt" means at any date the Debt of the Borrower and its Consolidated Subsidiaries, determined on a consolidated basis as of such date.

                 "Consolidated Funded Debt" means at any date the sum of the Debt of the Borrower and its Consolidated Subsidiaries, determined on a consolidated basis as of such date, consisting of (without duplication) (i) Long-Term Debt (ii) capital leases, (iii) Current Maturities of Long-Term Debt,
(iv) Short-Term Debt and (v) Guarantees of Debt of Persons other than the Borrower, including letters of credit having an expiry date which is one year or more from the date of measurement.

                 "Consolidated Net Income" means, for any period, the Net Income of the Borrower and its Consolidated Subsidiaries determined on a consolidated basis, but excluding (i) extraordinary items and (ii) any equity interests of the Borrower or any Subsidiary in the unremitted earnings of any Person that is not a Subsidiary.

                 "Consolidated Operating Income" means, for any period, the Operating Income of the Borrower and its Consolidated Subsidiaries.

                 "Consolidated Subsidiary" means at any date any Subsidiary or other entity the accounts of which, in accordance with GAAP, would be consolidated with those of the Borrower in its consolidated financial statements as of such date.

                 "Consolidated Tangible Net Worth" means, at any time, Stockholders' Equity, less the sum of the value, as set forth or reflected on the most recent consolidated balance sheet of the Borrower and its Consolidated Subsidiaries, prepared in accordance with GAAP, of:

                          (A)     Any surplus resulting from any write-up of
assets subsequent to October 2, 1994;

                          (B)     All assets which would be treated as
intangible assets for balance sheet presentation purposes under GAAP, including without limitation goodwill (whether representing the excess of cost over book value of assets acquired, or otherwise), trademarks, tradenames, copyrights, patents and technologies, and unamortized debt discount and expense;

                          (C)     To the extent not included in (B) of this
definition, any amount at which shares of Capital Stock of the Borrower appear as an asset on the balance sheet of the Borrower and its Consolidated Subsidiaries;

                          (D)     Loans or advances to stockholders, directors,
officers or employees; and

                          (E)     To the extent not included in (B) of this
definition, deferred expenses.

                 "Consolidated Total Assets" means, at any time, the total assets of the Borrower and its Consolidated Subsidiaries, determined on a consolidated basis, as set forth or reflected on the most recent consolidated balance sheet of the Borrower and its Consolidated Subsidiaries, prepared in accordance with GAAP.

                 "Consolidated Total Capital" means, at any time, the sum of
(i) Stockholder's Equity and (ii) Consolidated Funded Debt.

                 "Contribution Agreement" means the Contribution Agreement of even date herewith in substantially the form of Exhibit "L" to be executed by the Borrower and each of the Guarantors.

                 "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414 of the Code.

                 "Current Maturities of Long Term Debt" means all payments in respect of Long Term Debt that are required to be made within one year from the date of determination, whether or not the obligation to make such payments would constitute a current liability of the obligor under GAAP.

                 "Debt" of any Person means at any date, without duplication,
(i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments,
(iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee under capital leases, (v) all obligations of such Person to reimburse any bank or other Person in respect of amounts payable under a banker's acceptance, (vi) all Redeemable Preferred Stock of such Person (in the event such Person is a corporation), (vii) all obligations of such Person to reimburse any bank or other Person in respect of amounts paid or to be paid under a letter of credit or similar instrument, (viii) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, and (ix) all Debt of others Guaranteed by such Person.

                 "Debt/Capital Ratio" means the ratio of (i) Consolidated Funded Debt to (ii) Consolidated Total Capital.

                 "Debt/Cash Flow Ratio" means the ratio of (i) Consolidated Funded Debt to (ii) Consolidated Cash Flow

                 "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

                 "Default Rate" means, with respect to any Loan, on any day, the sum of 2% plus the then highest interest rate (including the Applicable Margin) which may be applicable to any Loans hereunder (irrespective of whether any such type of Loans are actually outstanding hereunder).

                 "Dollar Equivalent" means the Dollar equivalent of the amount of a Foreign Currency Loan, determined by the Agent on the basis of its spot rate for the purchase of the appropriate Foreign Currency with Dollars.

                 "Dollars" or "$" means dollars in lawful currency of the United States of America.

                 "Domestic Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in Georgia or North Carolina are authorized by law to close.

                 "Domestic Loans" means Base Rate Loans, Swing Loans or Money Market Loans, or any or all of them, as the context shall require.

                 "Environmental Authority" means any foreign, federal, state, local or regional government that exercises any form of jurisdiction or authority under any Environmental Requirement.

                 "Environmental Authorizations" means all licenses, permits, orders, registrations or governmental approvals for conducting the business of the Borrower or any Subsidiary required by any Environmental Requirement.

                 "Environmental Judgments and Orders" means all judgments, decrees or orders arising from or in any way associated with any Environmental Requirements, whether or not entered upon consent or written agreements with an Environmental Authority or other entity arising from or in any way associated with any Environmental Requirement, whether or not incorporated in a judgment, decree or order.

                 "Environmental Liabilities" means any liabilities arising from and in any way associated with any Environmental Requirements.

                 "Environmental Notices" means written notice from any Environmental Authority or by any other person or entity, of possible or alleged noncompliance with or liability under any Environmental Requirement, including without limitation any complaints, citations or demands from any Environmental Authority or from any other person or entity for correction of any violation of any Environmental Requirement or any investigations concerning any violation of any Environmental Requirement.

                 "Environmental Proceedings" means any judicial or administrative proceedings arising from or in any way associated with any Environmental Requirement.

                 "Environmental Releases" means releases as defined in CERCLA or under any applicable state or local environmental law or regulation.

                 "Environmental Requirements" means any legal requirement relating to health, safety or the environment and applicable to the Borrower, any Subsidiary or the Properties, including but not limited to any such requirement under CERCLA or similar state legislation and all federal, state and local laws, ordinances, regulations, orders, writs, decrees and common law.

                 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor law. Any reference to any provision of ERISA shall also be deemed to be a reference to any successor provision or provisions thereof.

                 "Euro-Dollar Business Day" means any Domestic Business Day on which dealings in Dollar deposits are carried out in the London interbank market.

                 "Euro-Dollar Loan" means a Loan which bears or is to bear interest at a rate based upon the Adjusted London Interbank Offered Rate and to be made as a Euro-Dollar Loan pursuant to the applicable Notice of Borrowing.

                 "Euro-Dollar Reserve Percentage" has the meaning set forth in
Section 2.06(c).

                 "Event of Default" has the meaning set forth in Section 6.01.

                 "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the next higher 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, provided that (i) if the day for which such rate is to be determined is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business

Day as so published on the next succeeding Domestic Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to the Agent on such day on such transactions, as determined by the Agent.

                 "Fiscal Quarter" means any fiscal quarter of the Borrower.

                 "Fiscal Year" means any fiscal year of the Borrower.

                 "Fixed Rate Loans" means Euro-Dollar Loans, Money Market Loans, Foreign Currency Loans or any or all of them, as the context shall require.

                 "Foreign Currencies" means, individually and collectively, as the context shall require, each of the following, if offered and subject to availability: (i) British pounds sterling, Canadian dollars, Dutch guilders, French francs, German deutche marks, Japanese yen and Swiss francs; and (ii) at the option of the Banks, any other currency which is freely transferable and convertible into Dollars; provided, however, that no such other currency under this clause (ii) shall be included as a Foreign Currency hereunder, or included in a Notice of Borrowing, unless (x) a Borrower has first submitted a request to the Agent and the Banks that it be so included, and (y) the Agent and the Banks, in their sole discretion, have agreed to such request.

                 "Foreign Currency Business Day" shall mean any Domestic Business Day, excluding one on which trading is not carried on by and between banks in deposits of the applicable Foreign Currency in the applicable interbank market for such Foreign Currency.

                 "Foreign Currency Loan" means a Loan to be made as a Foreign Currency Loan pursuant to the applicable Notice of Borrowing.

                 "GAAP" means generally accepted accounting principles applied on a basis consistent with those which, in accordance with Section 1.02, are to be used in making the calculations for purposes of determining compliance with the terms of this Agreement.

                 "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to secure, purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to provide collateral security, to take-or-pay, or to maintain financial statement conditions or otherwise) or
(ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

                 "Guarantors" means any one or more or all of the following, as the context shall require: (i) Gold Mills, Inc.; and (ii) any Significant Domestic Subsidiary which becomes a Guarantor pursuant to Section 5.20; in each case subject to the provisions of the last sentence of Section 5.20.

                 "Guaranty" means the Guaranty Agreement of even date herewith in substantially the form of Exhibit "K" to be executed by the Guarantors, unconditionally and jointly and severally Guaranteeing payment of the Loans, the Notes and all other obligations of the Borrower to the Agent and the Banks hereunder, including without limitation all principal, interest, fees, costs, and compensation and indemnification amounts.

                 "Hazardous Materials" includes, without limitation, (a) solid or hazardous waste, as defined in the Resource Conservation and Recovery Act of 1980, 42 U.S.C. Section 6901 et seq. and its implementing regulations and amendments, or in any applicable state or local law or regulation, (b) "hazardous substance", "pollutant", or "contaminant" as defined in CERCLA, or in any applicable state or local law or regulation, (c) gasoline, or any other petroleum product or by-product, including, crude oil or any fraction thereof
(d) toxic substances, as defined in the Toxic Substances Control Act of 1976, or in any applicable state or local law or regulation or (e) insecticides, fungicides, or rodenticides, as defined in the Federal Insecticide, Fungicide, and Rodenticide Act of 1975, or in any applicable state or local law or regulation, as each such Act, statute or regulation may be amended from time to time.

                 "IBOR" has the meaning set forth in Section 2.05(e).

                 "Interest Period" means: (1) with respect to each Euro-Dollar Borrowing and Foreign Currency Borrowing, subject to paragraph (c) below, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the first, second, third or sixth month thereafter, as the Borrower may elect in the applicable Notice of Borrowing; provided that:

                 (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day or Foreign Currency Business Day, as the case may be, shall be extended to the next succeeding Euro-Dollar Business Day or Foreign Currency Business Day, as the case may be, unless such Euro-Dollar Business Day or Foreign Currency Business Day, as the case may be, falls in another calendar month, in which case such Interest Period shall, subject to paragraph (c) below end on the next preceding Euro-Dollar Business Day or Foreign Currency Business Day, as the case may be;

                 (b) any Interest Period which begins on the last Euro-Dollar Business Day or Foreign Currency Business Day, as the case may be, of a calendar month (or on a day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Euro-Dollar Business Day or Foreign Currency Business Day, as the case may be, of the appropriate subsequent calendar month; and

                 (c) no Interest Period may be selected which begins before the Termination Date and would otherwise end after the Termination Date.

(2) With respect to each Base Rate Borrowing, the period commencing on the date of such Borrowing and ending 30 days thereafter; provided that:

                 (a) any Interest Period which would otherwise end on a day which is not a Domestic Business Day shall be extended to the next succeeding Domestic Business Day; and

                 (b) no Interest Period which begins before the Termination Date and would otherwise end after the Termination Date may be selected.

(3) With respect to each Money Market Borrowing, the period commencing on the date of such Borrowing and ending on the Stated Maturity Date or such other date or dates as may be specified in the applicable Money Market Quote; provided that:

                 (a) any Interest Period (subject to clause (b) below) which would otherwise end on a day which is not a Domestic Business Day shall be extended to the next succeeding Domestic Business Day; and

                 (b) no Interest Period may be selected which begins before the Termination Date and would otherwise end after the Termination Date.

                 "Investment" means any investment in any Person, whether by means of purchase or acquisition of obligations or securities of such Person, capital contribution to such Person, loan or advance to such Person, making of a time deposit with such Person, Guarantee or assumption of any obligation of such Person or otherwise.

                 "Lending Office" means, as to each Bank, its office located at its address set forth on the signature pages hereof (or identified on the signature pages hereof as its Lending Office or such other office as such Bank may hereafter designate as its Lending Office by notice to the Borrower and the Agent. Each Bank may designate a Lending Office for Syndicated Dollar Loans and a different Lending Office for Foreign Currency Loans, and the term "Lending Office" shall in such case mean either such Lending Office, as the context shall require.

                 "Lien" means, with respect to any asset, any mortgage, deed to secure debt, deed of trust, lien, pledge, charge, security interest, security title, preferential arrangement which has the practical effect of constituting a security interest or encumbrance, or encumbrance or servitude of any kind in respect of such asset to secure or assure payment of a Debt or a Guarantee, whether by consensual agreement or by operation of statute or other law, or by any agreement, contingent or otherwise, to provide any of the foregoing (other than an agreement with any creditor that if a Lien is granted to another Person, an equal and ratable Lien will be granted to such creditor). For the purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

                 "Loan" means a Base Rate Loan, Euro-Dollar Loan, Swing Loan, Money Market Loan, Domestic Loan, Syndicated Loan, Foreign Currency Loan, and "Loans" means Base Rate Loans, Euro-Dollar Loans, Swing Loans, Money Market Loans, Domestic Loans, Syndicated Loans or Foreign Currency Loans, or any or all of them, as the context shall require.

                 "Loan Documents" means this Agreement, the Notes, the Guaranty, the Contribution Agreement, any other material document or instrument executed by the Borrower or any Subsidiary evidencing, relating to or securing the Loans, and any other material document or instrument executed and delivered from time to time in connection with this Agreement, the Notes, the Guaranty or the Contribution Agreement or the Loans, as such documents and instruments may be amended or supplemented from time to time.

                 "London Interbank Offered Rate" has the meaning set forth in
Section 2.06(c).

                 "Long-Term Debt" means at any date any Consolidated Debt which matures (or the maturity of which may at the option of the Borrower or any Consolidated Subsidiary be extended such that it matures) more than one year after such date.

                 "Margin Stock" means "margin stock" as defined in Regulations G, T, U or X.

                 "Material Adverse Effect" means, with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), any such event, act, condition or occurrence resulting in a material adverse change in, or a material adverse effect upon, any of (a) the financial condition, operations, business, properties or prospects of the Borrower and its Consolidated Subsidiaries taken as a whole, (b) the rights and remedies of the Agent or the Banks under the Loan Documents, or the ability of the Borrower or any of the Subsidiaries to perform its obligations under the Loan Documents to which it is a party, as applicable, or (c) the legality, validity or enforceability of any Loan Document.

                 "Money Market Borrowing Date" has the meaning specified in
Section 2.03.

                 "Money Market Loan Notes" means the promissory notes of the Borrower, substantially in the form of Exhibit A-3, evidencing the obligation of the Borrower to repay the Money Market Loans, together with all amendments, consolidations, modifications, renewals and supplements thereto.

                 "Money Market Quote" has the meaning specified in Section
2.03.

                 "Money Market Quote Request" has the meaning specified in
Section 2.03(b).

                 "Money Market Rate" has the meaning specified in Section 2.03(c)(ii)(C).

                 "Multiemployer Plan" shall have the meaning set forth in
Section 4001(a)(3) of ERISA.

                 "Net Income" means, as applied to any Person for any period, the aggregate amount of net income of such Person, after taxes, for such period, as determined in accordance with GAAP.

                 "Notes" means the Syndicated Dollar Loan Notes, the Swing Loan Notes, the Money Market Loan Notes, the Syndicated Foreign Currency Loan Notes, or any or all of them, as the context shall require.

                 "Notice of Borrowing" has the meaning set forth in Section 2.02(a).

                 "Officer's Certificate" has the meaning set forth in Section 3.01(f).

                 "Operating Income" means, as applied to any Person for any period, the operating income of such Person for such period, as determined in accordance with GAAP.

                 "Participant" has the meaning set forth in Section 9.08(b).

                 "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

                 "Performance Pricing Determination Date" has the meaning set forth in Section 2.06(a).

                 "Person" means an individual, a corporation, a limited liability corporation, a partnership, an unincorporated association, a trust or any other entity or organization, including, but not limited to, a government or political subdivision or an agency or instrumentality thereof.

                 "Plan" means at any time an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and is either (i) maintained by a member of the Controlled Group for employees of any member of the Controlled Group or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding 5 plan years made contributions.

                 "Prime Rate" refers to that interest rate so denominated and set by Wachovia from time to time as an interest rate basis for borrowings. The Prime Rate is but one of several interest rate bases used by Wachovia. Wachovia lends at interest rates above and below the Prime Rate.

                 "Properties" means all real property owned, leased or otherwise used or occupied by the Borrower or any Subsidiary, wherever located.

                 "Redeemable Preferred Stock" of any Person means any preferred stock issued by such Person which is at any time prior to the Termination Date either (i) mandatorily redeemable (by sinking fund or similar payments or otherwise) or (ii) redeemable at the option of the holder thereof.

                 "Refunding Loan" means a new Syndicated Loan made on the day on which an outstanding Syndicated Loan is maturing or a Base Rate Borrowing is being converted to a Fixed Rate Borrowing, if and to the extent that the proceeds thereof are used entirely for the purpose of paying such maturing Loan or Loan being converted, excluding any difference between the amount of such maturing Loan or Loan being converted and any greater amount being borrowed on such day and actually either being made available to the Borrower pursuant to
Section 2.02(c) or remitted to the Agent as provided in Section 2.12, in each case as contemplated in Section 2.02(d).

                 "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

                 "Regulation G" means Regulation G of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

                 "Regulation T" means Regulation T of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

                 "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

                 "Regulation X" means Regulation X of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

                 "Reported Net Income" means, for any period, the Net Income of the Borrower and its Consolidated Subsidiaries determined on a consolidated basis.

                 "Required Banks" means at any time Banks having at least 66 2/3% of the aggregate amount of the Commitments or, if the Commitments are no longer in effect, Banks holding at least 66 2/3% of the aggregate outstanding principal amount of the sum of the (i) Syndicated Loans and (ii) Money Market Loans.

                 "Reuters Screen" shall mean, when used in connection with any designated page and the London Interbank Offered Rate, the display page so designated on the Reuter Monitor Money Rates Service (or such other page as may replace that page on that service for the purpose of displaying rates comparable to the London Interbank Offered Rate).

                 "Short-Term Debt" means at any date any Consolidated Debt which matures within (or the maturity of which may not at the option of the Borrower or any Consolidated Subsidiary be extended such that it matures beyond) one year after such date.

                 "Significant Domestic Subsidiary" means any Subsidiary which:
(i) is organized under the laws of the United States of America or any state, territory or possession thereof or the District of Columbia; and (ii) either
(x) has assets which constitute more than 5% of Consolidated Total Assets at the end of the most recent Fiscal Quarter, or (y) contributed more than 5% of Consolidated Operating Income during the most recent Fiscal Quarter and the 3 Fiscal Quarters immediately preceding such Fiscal Quarter (or, with respect to any Subsidiary which existed during the entire 4 Fiscal Quarter period but was acquired by the Borrower during such period, which would have contributed more than 10% of Consolidated Operating Income during such period had it been a Subsidiary for the entire period).

                 Significant Foreign Subsidiary" means any Subsidiary which satisfies the conditions set forth in clause (ii), but not clause (i), of the definition of Significant Domestic Subsidiary.

                 "Stated Maturity Date" means, with respect to any Money Market Loan, the Stated Maturity Date therefor specified by the Bank in the applicable Money Market Quote.

                 "Stockholders' Equity" means, at any time, the shareholders' equity of the Borrower and its Consolidated Subsidiaries, as set forth or reflected on the most recent consolidated balance sheet of the Borrower and its Consolidated Subsidiaries prepared in accordance with GAAP, but excluding any Redeemable Preferred Stock of the Borrower or any of its

Consolidated Subsidiaries. Shareholders' equity generally would include, but not be limited to (i) the par or stated value of all outstanding Capital Stock,
(ii) capital surplus, (iii) retained earnings, and (iv) various deductions such as (A) purchases of treasury stock, (B) valuation allowances, (C) receivables due from an employee stock ownership plan, (D) employee stock ownership plan debt guarantees, and (E) translation adjustments for foreign currency transactions.

                 "Subsidiary" means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Borrower.

                 "Swing Loan" means a Loan made by Wachovia pursuant to Section 2.01(b), which may be a Base Rate Loan or a Foreign Currency Loan.

                 "Swing Loan Note" means the promissory note of the Borrower, substantially in the form of Exhibit A-4, evidencing the obligation of the Borrower to repay the Swing Loans, together with all amendments, consolidations, modifications, renewals, and supplements thereto.

                 "Syndicated Dollar Loan" means a Loan made by all of the Banks in Dollars, which shall be either a Base Rate Loan or a Euro-Dollar Loan.

                 "Syndicated Dollar Loan Notes" means promissory notes of the Borrower, substantially in the form of Exhibit "A-1", evidencing the obligation of the Borrower to repay the Syndicated Dollar Loans, together with all amendments, consolidations, modifications, renewals, and supplements thereto.

                 "Syndicated Foreign Currency Loan" means a Loan made by all of the Banks in a Foreign Currency.

                 "Syndicated Foreign Currency Loan Notes" means promissory notes of the Borrower, substantially in the form of Exhibit A-2, evidencing the obligation of the Borrower to repay the Syndicated Foreign Currency Loans, together with all amendments, consolidations, modifications, renewals and supplements thereto.

                 "Syndicated Loans" means Syndicated Dollar Loans and Syndicated Foreign Currency Loans.

                 "Taxes" has the meaning set forth in Section 2.12(c).

                 "Telerate" means, when used in connection with any designated page and the CD Base Rate or IBOR, the display page so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying rates comparable to the CD Base Rate or
IBOR).

                 "Termination Date" means whichever is applicable of (i) September 25, 2000, (ii) the date the Commitments are terminated pursuant to
Section 6.01 following the occurrence of an Event of Default, or (iii) the date the Borrower terminates the Commitments entirely pursuant to Section 2.08.

                 "Third Parties" means all lessees, sublessees, licensees and other users of the Properties, excluding those users of the Properties in the ordinary course of the Borrower's business and on a temporary basis.

                 "Transferee" has the meaning set forth in Section 9.08(d).

                 "Unfunded Vested Liabilities" means, with respect to any Plan at any time, the amount (if any) by which (i) the present value of all vested nonforfeitable benefits under such Plan exceeds (ii) the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the Controlled Group to the PBGC or the Plan under Title IV of ERISA.

                 "Unused Commitment" means at any date, with respect to any Bank, an amount equal to its Commitment less the aggregate outstanding principal amount of its Syndicated Dollar Loans and Syndicated Foreign Currency Loans, but not its Money Market Loans, or in the case of Wachovia, its Swing Loans.

                 "Wachovia" means Wachovia Bank of North Carolina, N.A., a national banking association, and its successors.

                 "Wholly Owned Subsidiary" means any Subsidiary all of the shares of capital stock or other ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by the Borrower.

                 SECTION 1.02. Accounting Terms and Determinations. Unless otherwise specified herein, all terms of an accounting character used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared, in accordance with GAAP, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants or otherwise required by a change in GAAP) with the most recent audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries delivered to the Banks unless with respect to any such change concurred in by the Borrower's independent public accountants or required by GAAP, in determining compliance with any of the provisions of this Agreement or any of the other Loan Documents: (i) the Borrower shall have objected to determining such compliance on such basis at the time of delivery of such financial statements, or (ii) the Required Banks shall so object in writing within 30 days after the delivery of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made (which, if objection is made in respect of the first financial statements delivered under Section 5.01 hereof, shall mean the financial statements referred to in Section 4.04).

                 SECTION 1.03. References. Unless otherwise indicated, references in this Agreement to "Articles", "Exhibits", "Schedules", "Sections" and other Subdivisions are references to articles, exhibits, schedules, sections and other subdivisions hereof.

                 SECTION 1.04. Use of Defined Terms. All terms defined in this Agreement shall have the same defined meanings when used in any of the other Loan Documents, unless otherwise defined therein or unless the context shall require otherwise.

                 SECTION 1.05. Terminology. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and the plural shall include the singular. Titles of Articles and Sections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.


                                   ARTICLE II

                                  THE CREDITS

                 SECTION 2.01. Commitments to Lend Syndicated Loans; Swing Loans. (a) Each Bank severally agrees, on the terms and conditions set forth herein, to make Loans (which may be, at the option of the Borrower and subject to the terms and conditions hereof, Syndicated Foreign Currency Loans or Syndicated Dollar Loans, and Syndicated Dollar Loans may be Domestic Loans or Euro-Dollar Loans) to the Borrower from time to time before the Termination Date; provided that,

                 (i) immediately after each such Loan is made, the sum of the aggregate outstanding principal amount of the Syndicated Dollar Loans and the Dollar Equivalent of the aggregate principal amount of the Syndicated Foreign Currency Loans by such Bank shall not exceed the amount of its Commitment, and

                 (ii) the aggregate outstanding principal amount of all Syndicated Loans, Swing Loans and Money Market Loans shall not exceed the aggregate amount of the Commitments.

The Dollar Equivalent of each Foreign Currency Loan on the date each Foreign Currency Loan is disbursed shall be deemed to be the amount of the Foreign Currency Loan outstanding for the purpose of calculating the unutilized portion of the Commitment on the date of disbursement. Each Syndicated Borrowing under this Section shall be in an aggregate principal amount of (A) in the case of Fixed Rate Borrowings, $5,000,000 (or the Dollar Equivalent thereof in any Foreign Currency) or any larger multiple of $1,000,000 (or the Dollar Equivalent thereof in any Foreign Currency) and (B) in the case of Base Rate Borrowings, $2,000,000 or any larger multiple of $1,000,000 (except that in either case any such Syndicated Borrowing may be in the aggregate amount of the Unused Commitments) and shall be made from the several Banks ratably in proportion to their respective Commitments. Within the foregoing limits, the Borrower may borrow under this Section, repay or, to the extent permitted by
Section 2.10, prepay Syndicated Loans and reborrow under this Section at any time before the Termination Date. Notwithstanding the foregoing, if there shall occur on or prior to the date of any Foreign Currency Loan any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which would in the opinion of the Agent make it impracticable to make such Foreign Currency Loan, then the Agent shall forthwith give notice thereof to the Borrower and the Banks, and such Foreign Currency Loan shall be made on such date as Domestic Loans, unless the Borrower notifies the Agent at least two Domestic Business Days before such date that it elects not to borrow on such date.

         (b) Swing Loans. In addition to the foregoing, Wachovia shall from time to time, upon the request of the Borrower, if the applicable conditions precedent in Article III have been satisfied, make Swing Loans to the Borrower (which may be, at the option of the Borrower and subject to the terms and conditions hereof, Foreign Currency Loans or Base Rate Loans) in an aggregate principal amount at any time outstanding not exceeding the Dollar Equivalent of $5,000,000; provided that, (i) immediately before such Swing Loan is made, the aggregate amount of the Unused Commitments is not less than $5,000,000, and
(ii)
immediately after such Swing Loan is made, the aggregate outstanding principal amount of all Syndicated Loans, Swing Loans and Money Market Loans shall not exceed the aggregate amount of the Commitments. Each Swing Loan Borrowing under this Section 2.01(b) shall be in an aggregate principal amount of $500,000 or any larger multiple of $100,000. Within the foregoing limits, the Borrower may borrow under this Section 2.01(b), prepay and reborrow under this
Section 2.01(b) at any time before the Termination Date. Swing Loans will be deemed to be usage of the Commitments for the purpose of calculating availability pursuant to Section 2.01(a)(ii) and 2.03(a)(ii), but will not reduce Wachovia's obligation to lend its pro rata share of the remaining Unused Commitment. At any time, upon the request of Wachovia, each Bank other than Wachovia shall, on the third Domestic Business Day after such request is made, purchase a participating interest in Swing Loans in an amount equal to its ratable share (based upon its respective Commitment) of such Swing Loans which are Base Rate Loans. On such third Domestic Business Day, each Bank will immediately transfer to Wachovia, in immediately available funds, the amount of its participation. Whenever, at any time after Wachovia has received from any such Bank its participating interest in a Swing Loan, the Agent receives any payment on account thereof, the Agent will distribute to such Bank its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Bank's participating interest was outstanding and funded); provided, however, that in the event that such payment received by the Agent is required to be returned, such Bank will return to the Agent any portion thereof previously distributed by the Agent to it. Each Bank's obligation to purchase such participating interests shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation: (i) any set-off, counterclaim, recoupment, defense or other right which such Bank or any other Person may have against Wachovia requesting such purchase or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default or the termination of the Commitments; (iii) any adverse change in the condition (financial or otherwise) of the Borrower or any other Person; (iv) any breach of this Agreement by the Borrower or any other Bank; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

                 SECTION 2.02. Method of Borrowing. (a) The Borrower shall give the Agent notice (a "Notice of Borrowing"), which shall be substantially in the form of Exhibit E, prior to 11:00 A.M. (Atlanta, Georgia time) for Dollar Borrowings, and 9:30 A.M. (Atlanta, Georgia time) for Foreign Currency Borrowings, on the same Domestic Business Day of each Base Rate Borrowing and at least 3 Euro-Dollar Business Days before each Euro-Dollar

Borrowing, and at least 3 Foreign Currency Business Days before each Foreign Currency Borrowing, specifying:

                          (i) the date of such Borrowing, which shall be a
                 Domestic Business Day in the case of a Domestic Borrowing, a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing, or a Foreign Currency Business Day in the case of a Foreign Currency Borrowing,

                          (ii) the aggregate amount of such Borrowing,

                          (iii) whether the Loans comprising such Borrowing are
                 to be Syndicated Loans or Swing Loans, whether they are to be Base Rate Loans, Euro-Dollar Loans or Foreign Currency Loans, and if such Loans are to be Foreign Currency Loans, specifying the Foreign Currency, and

                          (iv) in the case of a Fixed Rate Borrowing, the
                 duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

                 (b) Upon receipt of a Notice of Borrowing, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such Borrowing (or Wachovia, if it is a Swing Loan Borrowing) and such Notice of Borrowing, once received by the Agent, shall not thereafter be revocable by the Borrower.

                 (c) Not later than 11:00 A.M. (Atlanta, Georgia time) on the date of each Syndicated Borrowing, each Bank shall (except as provided in paragraph (d) of this Section) make available its ratable share of such Syndicated Borrowing, in Federal or other funds immediately available in Atlanta, Georgia, to the Agent at its address referred to in Section 9.01, which funds shall be in Dollars, if such Borrowing is a Dollar Borrowing, and in the applicable Foreign Currency, if such Borrowing is a Foreign Currency Borrowing, determined pursuant to Section 9.01. Unless the Agent determines that any applicable condition specified in Article III has not been satisfied, the Agent will make the funds so received from the Banks available to the Borrower at the Agent's aforesaid address. Unless the Agent receives notice from a Bank, at the Agent's address referred to in or specified pursuant to
Section 9.01, no later than 4:00 P.M. (local time at such address) on the Domestic Business Day before the date of a Syndicated Borrowing stating that such Bank will not make a Syndicated Loan in connection with such Syndicated Borrowing, the Agent shall be entitled to assume that such Bank will make a Syndicated Loan in connection with such Syndicated Borrowing and, in reliance on such assumption, the Agent may (but shall not be obligated to) make available such Bank's ratable share of such Syndicated Borrowing to the Borrower for the account of such Bank. If the Agent makes such Bank's ratable share available to the Borrower and such Bank does not in fact make its ratable share of such Syndicated Borrowing available on such date, the Agent shall be entitled to recover such Bank's ratable share from such Bank or the Borrower (and for such purpose shall be entitled to charge such amount to any account of the Borrower maintained with the Agent), together with interest thereon for each day during the period from the date of such Syndicated Borrowing until such sum shall be paid in full at a rate per annum equal to the rate at which the Agent determines that it obtained (or could have obtained) overnight Federal funds to cover such amount for each such day during such period, provided that (i) any such payment by the Borrower of such Bank's ratable share and interest thereon shall be without prejudice to any rights that the Borrower may have against such Bank and (ii) until such Bank has paid its ratable share of such Syndicated Borrowing, together with interest pursuant to the foregoing, it will have no interest in or rights with respect to such Syndicated Borrowing for any purpose hereunder. If the Agent does not exercise its option to advance funds for the account of such Bank, it shall forthwith notify the Borrower of such decision. Unless the Agent determines that any applicable condition specified in Article III has not been satisfied, Wachovia will make available to the Borrower at Wachovia's Lending Office the amount of any such Borrowing which is a Swing Loan Borrowing.

                 (d) If any Bank makes a new Syndicated Loan hereunder on a day on which the Borrower is to repay all or any part of an outstanding Syndicated Loan from such Bank, such Bank shall apply the proceeds of its new Syndicated Loan to make such repayment as a Refunding Loan and only an amount equal to the difference (if any) between the amount being borrowed and the amount of such Refunding Loan shall be made available by such Bank to the Agent as provided in paragraph (c) of this Section, or remitted by the Borrower to the Agent as provided in Section 2.12, as the case may be; provided, however, that if the Syndicated Loan which is to be repaid is a Foreign Currency Loan, the foregoing provisions shall apply only if the new Syndicated Loan is to be made in the same Foreign Currency.

                 (e) Notwithstanding anything to the contrary contained in this Agreement, if there shall have occurred a Default or an Event of Default, which Default or Event of Default shall not have been cured or waived, (i) no Fixed Rate Borrowing may be made and, and (ii) all Refunding Loans shall be made as Base Rate Loans (but shall bear interest at the Default Rate, if applicable, pursuant to Section 2.06(b), (c), (d) or (g)).

                 (f) In the event that a Notice of Borrowing fails to specify whether the Syndicated Loans comprising such Borrowing are to be Base Rate Loans, Euro-Dollar Loans or Foreign Currency Loans, such Syndicated Loans shall be made as Base Rate Loans. If the Borrower is otherwise entitled under this Agreement to repay any Syndicated Loans maturing at the end of an Interest Period applicable thereto with the proceeds of a new Syndicated Borrowing, and the Borrower fails to repay such Syndicated Loans using its own moneys and fails to give a Notice of Borrowing in connection with such new Borrowing, a new Syndicated Borrowing shall be deemed to be made on the date such Syndicated Loans mature in an amount equal to the principal amount of the Syndicated Loans so maturing, and the Syndicated Loans comprising such new Syndicated Borrowing shall be Base Rate Loans, which shall be in the Dollar Equivalent of such maturing Loans, if such maturing Loans were Foreign Currency Loans.

                 (g) Notwithstanding anything to the contrary contained herein, there shall not be more than 8 Fixed Rate Borrowings outstanding at any given time.

                 SECTION 2.03. Money Market Loans. (a) In addition to making Syndicated Borrowings, the Borrower may, as set forth in this Section 2.03, request the Banks to make offers to make Money Market Borrowings available to the Borrower. The Banks may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section 2.03, provided that:

                           (i) the number of interest rates applicable to Money
                 Market Loans which may be outstanding at any given time is subject to the provisions of Section 2.02(g);

                 (ii) the aggregate principal amount of all Money Market Loans, together with the aggregate principal amount of all Syndicated Loans and Swing Loans, at any one time outstanding shall not exceed the aggregate amount of the Commitments of all of the Banks at such time; and

                 (iii) the Money Market Loans of any Bank will be deemed to be usage of the Commitments for the purpose of calculating availability pursuant to Section 2.01(a)(ii) and 2.03(a)(ii), but will not reduce such Bank's obligation to lend its pro rata share of its remaining Unused Commitment.

                 (b) When the Borrower wishes to request offers to make Money Market Loans, it shall give the Agent (which shall promptly notify the Banks) notice substantially in the form of Exhibit I hereto (a "Money Market Quote Request") so as to be received no later than 10:00 A.M. (Atlanta, Georgia time) at least 2 Domestic Business Days prior to the date of the Money Market Borrowing proposed therein (or such other time and date as the Borrower and the Agent, with the consent of the Required Banks, may agree), specifying:

                 (i) the proposed date of such Money Market Borrowing, which shall be a Euro-Dollar Business Day (the "Money Market Borrowing Date");

                 (ii) the maturity date (or dates) (each a "Stated Maturity Date") for repayment of each Money Market Loan to be made as part of such Money Market Borrowing (which Stated Maturity Date shall be that date occurring not less than 7 days but not more than 180 days from the date of such Money Market Borrowing); provided that the Stated Maturity Date for any Money Market Loan may not extend beyond the Termination Date (as in effect on the date of such Money Market Quote Request); and

                 (iii) the aggregate amount of principal to be requested by the Borrower as a result of such Money Market Borrowing, which shall be at least $5,000,000 (and in larger integral multiples of $1,000,000) but shall not cause the limits specified in Section 2.03(a) to be violated.

         The Borrower may request offers to make Money Market Loans having up to 2 different Stated Maturity Dates in a single Money Market Quote Request; provided that the request for each separate Stated Maturity Date shall be deemed to be a separate Money Market Quote Request for a separate Money Market Borrowing. Except as otherwise provided in the immediately preceding sentence, after the first Money Market Quote Request has been given hereunder, no Money Market Quote Request shall be given until at least 5 Domestic Business Days after the giving of the most recent prior Money Market Quote Request pursuant to this
         Section 2.03.

                 (c) (i) Each Bank may, but shall have no obligation to, submit a response containing an offer to make a Money Market Loan substantially in the form of Exhibit J hereto (a "Money Market Quote") in response to any Money Market Quote Request; provided that, if the Borrower's request under Section 2.03(b) specified more than 1 Stated Maturity Date, such Bank may, but shall have no obligation to, make a single submission containing a separate offer for each such Stated Maturity Date and each such separate offer shall be deemed to be a separate Money Market Quote. Each Money Market Quote must be submitted to the Agent not later than 10:00 A.M. (Atlanta, Georgia time) on the Money Market Borrowing

Date; provided that any Money Market Quote submitted by Wachovia may be submitted, and may only be submitted, if Wachovia notifies the Borrower of the terms of the offer contained therein not later than 9:45 A.M. (Atlanta, Georgia time) on the Money Market Borrowing Date (or 15 minutes prior to the time that the other Banks are required to have submitted their respective Money Market Quotes). Subject to Section 6.01, any Money Market Quote so made shall be irrevocable except with the written consent of the Agent given on the instructions of the Borrower.

                 (ii) Each Money Market Quote shall specify:

                          (A) the proposed Money Market Borrowing Date and the
                 Stated Maturity Date therefor;

                          (B) the principal amounts of the Money Market Loan
                 which the quoting Bank is willing to make for the applicable Money Market Quote, which principal amounts (x) may be greater than or less than the Commitment of the quoting Bank, (y) shall be at least $5,000,000 or a larger integral multiple of $1,000,000, and (z) may not exceed the principal amount of the Money Market Borrowing for which offers were requested;

                          (C) the rate of interest per annum (rounded upwards,
                 if necessary, to the nearest 1/100th of 1%) offered for each such Money Market Loan (such amounts being hereinafter referred to as the "Money Market Rate"); and

                          (D) the identity of the quoting Bank.

Unless otherwise agreed by the Agent and the Borrower, no Money Market Quote shall contain qualifying, conditional or similar language or propose terms other than or in addition to those set forth in the applicable Money Market Quote Request (other than setting forth the principal amounts of the Money Market Loan which the quoting Bank is willing to make for the applicable Interest Period) and, in particular, no Money Market Quote may be conditioned upon acceptance by the Borrower of all (or some specified minimum) of the principal amount of the Money Market Loan for which such Money Market Quote is being made.

                 (d) The Agent shall as promptly as practicable after the Money Market Quote is submitted (but in any event not later than 10:30 A.M. (Atlanta, Georgia time)) on the Money Market Borrowing Date, notify the Borrower of the terms (i) of any Money Market Quote submitted by a Bank that is in accordance with Section 2.03(c) and (ii) of any Money Market Quote that amends, modifies or is otherwise inconsistent with a previous Money

Market Quote submitted by such Bank with respect to the same Money Market Quote Request. Any such subsequent Money Market Quote shall be disregarded by the Agent unless such subsequent Money Market Quote is submitted solely to correct a manifest error in such former Money Market Quote. The Agent's notice to the Borrower shall specify (A) the principal amounts of the Money Market Borrowing for which offers have been received and (B) the respective principal amounts and Money Market Rates so offered by each Bank (identifying the Bank that made each Money Market Quote).

                 (e) Not later than 11:30 A.M. (Atlanta, Georgia time) on the Money Market Borrowing Date, the Borrower shall notify the Agent of its acceptance or nonacceptance of the offers so notified to it pursuant to Section 2.03(d) and the Agent shall promptly notify each Bank which submitted an offer. In the case of acceptance, such notice shall specify the aggregate principal amount of offers (for each Stated Maturity Date) that are accepted. The Borrower may accept any Money Market Quote in whole or in part; provided that:

                 (i) the aggregate principal amount of each Money Market Borrowing may not exceed the applicable amount set forth in the related Money Market Quote Request;

                 (ii) the aggregate principal amount of each Money Market Loan comprising a Money Market Borrowing shall be at least $5,000,000 (and in larger multiples of $1,000,000) but shall not cause the limits specified in Section 2.03(a) to be violated;

                 (iii) acceptance of offers may only be made in ascending order of Money Market Rates; and

                 (iv) the Borrower may not accept any offer where the Agent has advised the Borrower that such offer fails to comply with Section 2.03(c)(ii) or otherwise fails to comply with the requirements of this Agreement (including without limitation, Section 2.03(a)).

If offers are made by 2 or more Banks with the same Money Market Rates for a greater aggregate principal amount than the amount in respect of which offers are accepted for the related Stated Maturity Date, the principal amount of Money Market Loans in respect of which such offers are accepted shall be allocated by the Borrower among such Banks as nearly as possible in proportion to the aggregate principal amount of such offers. Determinations by the Borrower of the amounts of Money Market Loans shall be conclusive in the absence of manifest error.

                 (f) Any Bank whose offer to make any Money Market Loan has been accepted shall, not later than 12:30 P.M. (Atlanta, Georgia time) on the Money Market Borrowing Date, make the amount of such Money Market Loan allocated to it available to the Agent at its address referred to in Section
9.01 in immediately available funds. The amount so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower on such date by depositing the same, in immediately available funds, not later than 3:00 P.M. (Atlanta, Georgia time), in an account of such Borrower maintained with Wachovia.

                 (g) After any Money Market Loan has been funded, the Agent shall notify the Banks of the aggregate principal amount of the Money Market Quotes received and the highest and lowest rates included in such Money Market Quotes.

                 SECTION 2.04. Notes. (a) The Syndicated Loans of each Bank shall be evidenced by a single Syndicated Dollar Loan Note and a single Syndicated Foreign Currency Loan Note, each payable to the order of such Bank for the account of its Lending Office in an amount equal to the original principal amount of such Bank's Commitment. The Swing Loans shall be evidenced by a single Swing Loan Note payable to the order of Wachovia in the original principal amount of the Dollar Equivalent of $5,000,000.

                 (b) The Money Market Loans made by any Bank to the Borrower shall be evidenced by a single Money Market Loan Note payable to the order of such Bank for the account of its Lending Office in an amount equal to the original principal amount of the aggregate Commitments.

                 (c) Upon receipt of each Bank's Notes pursuant to Section 3.01, the Agent shall deliver such Notes to such Bank. Each Bank (or Wachovia, with respect to the Swing Loan) shall record, and prior to any transfer of its Notes shall endorse on the schedules forming a part thereof appropriate notations to evidence, the date, amount and maturity of, and effective interest rate for, each Loan made by it, the date and amount of each payment of principal made by the Borrower with respect thereto, whether such Loan is a Base Rate Loan, Euro-Dollar Loan or Foreign Currency Loan, and if a Foreign Currency Loan, a specification of the Foreign Currency, and such schedules of each such Bank's Notes shall constitute rebuttable presumptive evidence of the principal amounts owing and unpaid on such Bank's Notes; provided that the failure of any Bank to make, or any error in making, any such recordation or endorsement shall not affect the obligation of the Borrower hereunder or under the Notes or the ability of any Bank to assign its Notes. Each Bank is hereby irrevocably authorized by the Borrower so to endorse its Notes and to attach to and make a part of any Note a continuation of any such schedule as and when required.

                 SECTION 2.05. Maturity of Loans. (a) Each Loan included in any Borrowing shall mature, and the principal amount thereof shall be due and payable, on the last day of the Interest Period applicable to such Borrowing.

                 (b) Notwithstanding the foregoing, the outstanding principal amount of the Loans, if any, together with all accrued but unpaid interest and fees thereon, if any, shall be due and payable on the Termination Date.

                 SECTION 2.06. Interest Rates.  (a) "Applicable Margin" means:

         (i) for the period commencing on the Closing Date to and including the first Performance Pricing Determination Date, (x) for any Base Rate Loan, 0%, and (y) for any Euro-Dollar Loan or Foreign Currency Loan, 0.24%; and

         (ii) from and after the first Performance Pricing Determination Date,
(x) for any Base Rate Loan, 0%, and (y) for any Euro-Dollar Loan or Foreign Currency Loan, the percentage determined on each Performance Pricing Determination Date by reference to the table set forth below and the Debt/Cash Flow Ratio for the quarterly or annual period ending immediately prior to such Performance Pricing Determination Date.


           Debt/Cash Flow Ratio                        Applicable Margin
           --------------------                        -----------------
                 < 1.50                                      0.185%

                 > 1.50 but
                 -
                 < 2.50                                       0.24%

                 > 2.50 but
                 -
                 < 3.50                                      0.285%

                 > 3.50                                      0.325%
                 -

                 In determining interest for purposes of this Section 2.06 and fees for purposes of Section 2.07, the Borrower and the Banks shall refer to the Borrower's most recent consolidated quarterly and annual (as the case may be) financial statements delivered pursuant to Section 5.01(a) or (b), as the case may be. If such financial statements require a change in interest pursuant to this Section 2.06 or fees pursuant to Section 2.07, the Borrower shall deliver to the Agent, along with such financial statements, a notice to that effect, which notice shall set forth in reasonable detail the calculations supporting the required change. The "Performance Pricing Determination Date" is the date which is the last date on which such financial statements are permitted to be delivered pursuant to
Section 5.01(a) or (b), as applicable. Any such required change in interest and fees shall become effective on such Performance Pricing Determination Date, and shall be in effect until the next Performance Pricing Determination Date, provided that: (x) for Fixed Rate Loans, changes in interest shall only be effective for Interest Periods commencing on or after the Performance Pricing Determination Date; and (y) no fees or interest shall be decreased pursuant to this Section 2.06 or Section 2.07 if a Default is in existence on the Performance Pricing Determination Date, unless such Default in existence on the Performance Pricing Date was not an Event of Default on such date and did not thereafter become an Event of Default.

                 (b) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Base Rate for such day plus the Applicable Margin. Such interest shall be payable for each Interest Period on the last day thereof. Any overdue principal of and, to the extent permitted by applicable law, overdue interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

                 (c) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the Applicable Margin plus the applicable Adjusted London Interbank Offered Rate for such Interest Period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than 3 months, at intervals of 3 months after the first day thereof. Any overdue principal of and, to the extent permitted by law, overdue interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

                 The "Adjusted London Interbank Offered Rate" applicable to any Interest Period means a rate per annum equal to the quotient obtained (rounded upwards, if necessary, to the next higher 1/100th of 1%) by dividing (i) the applicable London Interbank Offered Rate for such Interest Period by (ii) 1.00 minus the Euro-Dollar Reserve Percentage.

                 The "London Interbank Offered Rate" applicable to any Euro-Dollar Loan means for the Interest Period of such Euro-Dollar Loan, the rate per annum determined on the basis of the offered rate for deposits in Dollars of amounts equal or comparable to the principal amount of such Euro-Dollar Loan offered for a term comparable to such Interest Period, which rate appear as the British Bankers Association Settlement Rate for U.S. Dollars on the Telerate Screen Page 3750 effective as of 11:00 A.M., London time, 2 Euro-Dollar Business Days prior to the first day of such Interest Period, provided that if no such offered rate appears on such page, the "London Interbank Offered Rate" for such Interest Period will be the arithmetic average (rounded upward, if necessary, to the next higher 1/100th of 1%) of rates quoted by not less than 2 major banks in New York City, selected by the Agent, at approximately 10:00 A.M., New York City time, 2 Euro-Dollar Business Days prior to the first day of such Interest Period, for deposits in Dollars offered to leading European banks for a period comparable to such Interest Period in an amount comparable to the principal amount of such Euro-Dollar Loan.

                 "Euro-Dollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents). The Adjusted London Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.

                 (d) Each Money Market Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Money Market Loan is made until it becomes due, at a rate per annum equal to the applicable Money Market Rate set forth in the relevant Money Market Quote.
Such interest shall be payable on the Stated Maturity Date thereof, and, if the Stated Maturity Date occurs more than 90 days after the date of the relevant Money Market Loan, at intervals of 90 days after the first day thereof. Any overdue principal of and, to the extent permitted by law, overdue interest on any Money Market Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

                 (e) Each Foreign Currency Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the Applicable Margin plus the applicable Adjusted IBOR Rate for such

Interest Period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than 3 months, at intervals of 3 months after the first day thereof. Any overdue principal of and, to the extent permitted by law, overdue interest on any Foreign Currency Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

                 "Adjusted IBOR Rate" means, with respect to each Interest Period for a Foreign Currency Loan, the sum of (i) the rate obtained by dividing (A) IBOR for such Interest Period by (B) a percentage equal to 1 minus the then stated maximum rate (stated as a decimal) of all reserves requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable to any member bank of the Federal Reserve System as defined in Regulation D (or against any successor category of liabilities as defined in Regulation D), plus (ii) if the relevant Foreign Currency Loan is in British pounds sterling, a percentage sufficient to compensate the Banks for the cost of complying with any reserves, liquidity and/or special deposit requirements of the Bank of England directly or indirectly affecting the maintenance or funding of such Foreign Currency Loan.

                 "IBOR" means, for any Interest Period, with respect to Foreign Currency Loans, the offered rate for deposits in the applicable Foreign Currency, for a period comparable to the Interest Period and in an amount comparable to the amount of such Foreign Currency Loan appearing on Telerate Page 3750 as of 11:00 A.M. (London, England time) on the day that is two Business Days prior to the first day of the Interest Period. If the foregoing rate is unavailable from Telerate for any reason, then such rate shall be determined by the Agent from any other interest rate reporting service of recognized standing designated in writing by the Agent to the Borrower.

                 (f) The Agent shall determine each interest rate applicable to the Loans hereunder. The Agent shall give prompt notice to the Borrower and the Banks by telecopier of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

                 (g) After the occurrence and during the continuance of an Event of Default, the principal amount of the Loans (and, to the extent permitted by applicable law, all accrued interest thereon) may, at the election of the Required Banks, bear interest at the Default Rate.

                 SECTION 2.07. Fees. (a) The Borrower shall pay to the Agent, for the ratable account of each Bank, a facility fee, calculated in the manner provided in the last paragraph of Section 2.06(a)(ii), on the aggregate amount of such Bank's Commitment (without taking into account the amount of the outstanding Loans made by such Bank), at a rate per annum equal to: (i) for the period commencing on the Closing Date to and including the first Performance Pricing Determination Date, 0.11%; and (ii) from and after the first Performance Pricing Determination Date, the percentage determined on each Performance Pricing Determination Date by reference to the table set forth below and the Debt/Cash Flow Ratio for the quarterly or annual period ending immediately prior to such Performance Pricing Determination Date:

          Debt/Cash Flow Ratio                            Facility Fee
          --------------------                            ------------
                 < 1.50                                       0.09%

                 > 1.50 but
                 -
                 < 2.50                                       0.11%

                 > 2.50 but
                 -
                 < 3.50                                       0.14%

                 > 3.50                                      0.175%
                 -


Such facility fees shall accrue from and including the Closing Date to (but excluding the Termination Date) and shall be payable on each March 31, June 30, September 30 and December 31 and on the Termination Date.

                 (b) The Borrower shall pay to the Agent, for the account and sole benefit of the Agent, such fees and other amounts at such times as set forth in the Agent's Letter Agreement.

                 SECTION 2.08. Optional Termination or Reduction of Commitments. The Borrower may, upon at least 3 Domestic Business Days' notice to the Agent, terminate at any time, or proportionately reduce the Unused Commitments from time to time by an aggregate amount of at least $5,000,000 or any larger multiple of $1,000,000. If the Commitments are terminated in their entirety, all accrued but unpaid interest and fees thereon, if any, shall be due and payable on the effective date of such termination.

                 SECTION 2.09. Mandatory Reduction and Termination of Commitments. The Commitments shall terminate on the Termination Date and any Loans then outstanding, together with all accrued but unpaid interest and fees thereon, if any, shall be due and payable on such date.

                 SECTION 2.10. Optional Prepayments. (a) The Borrower may, upon at least 1 Domestic Business Days' notice to the Agent, prepay any Base Rate Borrowing in whole at any time, or from time to time in part in amounts aggregating at least (i) in the case of Syndicated Loans which are Base Rate Loans, $2,000,000 or any larger multiple of $1,000,000, (ii) in the case of Syndicated Loans which are Fixed Rate Loans, $5,000,000 or any larger multiple of $1,000,000, and (iii) in the case of Swing Loans, $100,000, in each case by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment, and, in the case of Fixed Rate Loans, any amounts payable pursuant to Section 8.05(a) as a result of such prepayment. Each such optional prepayment shall be applied to prepay ratably the Base Rate Loans or Fixed Rate Loans, as applicable, of the several Banks, or of Wachovia, in the case of Swing Loans, included in such Borrowing.

                 (b) Upon receipt of a notice of prepayment pursuant to this Section 2.10, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such prepayment and such notice, once received by the Agent, shall not thereafter be revocable by the Borrower.

                 SECTION 2.11. Mandatory Prepayments. (a) On each date on which the Commitments are reduced pursuant to Section 2.08 or Section 2.09, the Borrower shall repay or prepay such principal amount of the outstanding Loans, if any (together with interest accrued thereon and any amount due under Section 8.05(a)), as may be necessary so that after such payment the aggregate unpaid principal amount of the Loans does not exceed the aggregate amount of the Commitments as then reduced. All such prepayments shall be applied first to the Syndicated Dollar Loan Notes and then to the Swing Loan Note.

                 (b) If the Agent determines at any time (either on its own initiative or at the instance of any Bank) that the aggregate principal amount of the Foreign Currency Loans outstanding (after converting each Foreign Currency Loan to its Dollar Equivalent on the date of calculation) at any time exceeds 100% of the aggregate Commitments less the outstanding aggregate amount of all Syndicated Dollar Loans, then upon 5 Foreign Currency Business Days' written notice from the Agent, the Borrower shall prepay an aggregate principal amount of Foreign Currency Loans sufficient to bring the aggregate of the Foreign Currency Loans outstanding within the Commitment less the outstanding aggregate amount of all Syndicated Dollar Loans. Nothing in the foregoing shall require the Agent to make any such calculation unless expressly requested to do so by the Required Banks.

                 (c) Each such payment or prepayment under paragraph (a) or (b) above shall be applied ratably to the Loans of the Banks outstanding on the date of payment or prepayment in the following order of priority:(i) first, to Syndicated Loans which are Base Rate Loans; (ii) secondly, to Swing Loans which are Base Rate Loans; (iii) thirdly, to Euro-Dollar Loans; (iv) fourthly, to Syndicated Loans which are Foreign Currency Loans, (v) fifthly, to Swing Loans which are Foreign Currency Loans and (vi) lastly, to Money Market Loans.

                 SECTION 2.12. General Provisions as to Payments. (a) The Borrower shall make each payment of principal of, and interest on, the Loans and of fees hereunder, not later than 11:00 A.M. (Atlanta, Georgia time) on the date when due, in Federal or other funds (subject to paragraph (c) below with respect to Foreign Currency Loans) immediately available in Atlanta, Georgia, to the Agent at its address referred to in Section 9.01. The Agent will promptly distribute to Wachovia each such payment received by the Agent on account of the Swing Loans, and to each Bank its ratable share of each such payment received by the Agent for the account of the Banks.

                 (b) Whenever any payment of principal of, or interest on, the Domestic Loans or of fees hereunder shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of or interest on, the Euro-Dollar Loans or the Foreign Currency Loans shall be due on a day which is not a Euro-Dollar Business Day or Foreign Currency Business Day, as the case may be, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day or Foreign Currency Business Day, as the case may be, unless such Euro-Dollar Business Day or Foreign Currency Business Day, as the case may be, falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day or Foreign Currency Business Day, as the case may be.

                 (c) All payments of principal and interest with respect to Foreign Currency Loans shall be made in the Foreign Currency in which the related Foreign Currency Loan was made.

                 (d) (i) All payments of principal, interest and fees and all other amounts to be made by the Borrower pursuant to this Agreement with respect to any Loan or fee relating thereto shall be paid without deduction for, and free from, any tax, imposts, levies, duties, deductions, or withholdings of any nature now or at anytime hereafter imposed by any governmental authority or by any taxing authority thereof (except as permitted below) or therein excluding in the case of each Bank, taxes imposed on or measured by its net income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Bank is organized or any political subdivision thereof and, in the case of each Bank, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction of such Bank's applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, imposts, levies, duties, deductions or withholdings of any nature being "Taxes"). In the event that the Borrower is required by applicable law to make any such withholding or deduction of Taxes with respect to any Loan or fee or other amount, the Borrower shall pay such deduction or withholding to the applicable taxing authority, shall promptly furnish to any Bank in respect of which such deduction or withholding is made all receipts and other documents evidencing such payment and shall pay to such Bank additional amounts as may be necessary in order that the amount received by such Bank after the required withholding or other payment shall equal the amount such Bank would have received had no such withholding or other payment been made.

                 (ii) Each Bank which is organized outside the United States shall so notify the Borrower thereof and shall also promptly notify the Borrower of any change in its Lending Office and shall in each case deliver to the Borrower such certificates, documents or other evidence, as required by the Code or Treasury Regulations issued pursuant thereto, including Internal Revenue Service Form 1001 or Form 4224, properly completed and duly executed by such Bank establishing that such payment is (x) not subject to withholding under the Code because such payment is effectively connected with the conduct by such Bank of a trade or business in the United States or (y) totally exempt from United States tax under a provision of an applicable tax treaty. Unless the Borrower has received forms or other documents reasonably satisfactory to it indicating that payments hereunder or under the Notes are not subject to United States withholding tax or are subject to such at a rate reduced by an applicable tax treaty, the Borrower shall withhold taxes from such payments at the applicable statutory rate in the case of payments to or for any Bank organized under the laws of a jurisdiction outside the United States.

                 (iii) The Borrower shall not be required to pay any additional amounts to any Bank in respect of United States withholding tax pursuant to Section 2.12(d)(i) if the obligation to pay such additional amounts would not have arisen but for a failure by the Bank to comply with the provisions of Section 2.12(d)(ii) above for any reason (including the failure of the

Bank to deliver the documents referred to above by reason of its inability to qualify for total exemption from United States withholding or a change in circumstances that renders the Bank unable to so qualify) other than (x) a change in applicable law, regulation or official interpretation thereof or (y) an amendment, modification or revocation of any applicable tax treaty or a change in official position regarding the application or interpretation thereof, in each case after the Closing Date (and in the case of a Transferee (as defined in Section 9.08(d), after the date of assignment or transfer.

                 (iv) If, solely as a result of an event described in clause (x) or (y) of Section 2.12(d)(iii) after the Closing Date (or, in the case of a Transferee, after the date of assignment or transfer), a Bank (x) is unable to provide to the Borrower a form otherwise required to be delivered by it pursuant to Section 2.12(d)(ii), or (y) makes any payment or becomes liable to make any payment on account of any Taxes with respect to payments by the Borrower hereunder, the Borrower may, at its option, either (A) prepay the portion of the Loans held by such Bank or (B) continue to make payments to such Bank, under the terms of this Agreement and the applicable Notes, which payments shall be made in accordance with Section 2.12(d)(i) above. If the Borrower exercises its option under clause (B) of this Section 2.12(d)(iv), the relevant Bank agrees to take such steps as reasonably may be available to it under applicable tax laws and any applicable tax treaty or convention (including, if legally available, furnishing such certificate) to obtain an exemption from, or reduction (to the lowest applicable rate) of, such Taxes, except to the extent that taking such a step would be materially disadvantageous to such Bank.

                 (v) Any Bank claiming any additional amounts payable pursuant to this Section 2.12 shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document requested by the Borrower or to change the jurisdiction of its applicable Lending Office if the making of such a filing or change would avoid the need for or reduce the amount of any such additional amounts which may be thereafter accrue and would not be otherwise materially disadvantageous to such Bank.

                 (vi) In the event any Bank receives a refund of any Taxes paid by the Borrower pursuant to this Section 2.12(d), it will pay to the Borrower the amount of such refund promptly upon receipt thereof; provided, however, if at any time thereafter it is required to return such refund, the Borrower shall promptly repay to it the amount of such refund.

                 (vii) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower and the Banks contained in this Section 2.12(d) shall be applicable with respect to any Participant, Assignee or other Transferee, and any calculations required by such provisions (x) shall be made based upon the circumstances of such Participant, Assignee or other Transferee, and (y) constitute a continuing agreement and shall survive the termination of this Agreement and the payment in full or cancellation of the Notes.

                 SECTION 2.13. Computation of Interest and Fees. Interest on Domestic Loans based on the Base Rate shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day). Interest on Money Market Loans, Euro-Dollar Loans and Foreign Currency Loans shall be computed on the basis of a year of 360 days (except for any Foreign Currency Loans outstanding in British pounds sterling or in Canadian dollars, (or, if selected as a Foreign Currency pursuant to clause (ii) of the definition of "Foreign Currency," in Australian dollars, Belgian francs, Irish punts or New Zealand dollars), which shall be computed on the basis of a year of 365 or 366 days, as the case may be) and paid for the actual number of days elapsed, calculated as to each Interest Period from and including the first day thereof to but excluding the last day thereof. Facility fees and any other fees payable hereunder shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).


                                  ARTICLE III

                            CONDITIONS TO BORROWINGS

                 SECTION 3.01. Conditions to First Borrowing. The obligation of each Bank to make a Loan on the occasion of the first Borrowing is subject to the satisfaction of the conditions set forth in Section 3.02 and receipt by the Agent of the following (as to the documents described in paragraphs
(a),(c), (d) and (e) below (in sufficient number of counterparts for delivery of a counterpart to each Bank and retention of one counterpart by the Agent):

                 (a) from each of the parties hereto of either (i) a duly executed counterpart of this Agreement signed by such party or (ii) a facsimile transmission of such executed counterpart with the original to be sent to the Agent by overnight courier;

                 (b) a duly executed Syndicated Dollar Loan Note, a duly executed Syndicated Foreign Currency Loan Note and a duly executed Money Market Loan Note for the account of each Bank, and a duly executed Swing Loan Note for the account of Wachovia, in each case complying with the provisions of Section 2.04;

                 (c) an opinion letter (together with any opinions of local counsel relied on therein) of (i) Weil, Gotshal & Manges, special counsel for the Borrower and the Guarantor, and (ii) Robert A. Emken, Jr., Associate Counsel for the Borrower and the Guarantor, each dated as of the Closing Date, substantially in the form of Exhibits B-1 and B-2, respectively, and covering such additional matters relating to the transactions contemplated hereby as the Agent or any Bank may reasonably request;

                 (d) an opinion of Jones, Day, Reavis & Pogue, special counsel for the Agent, dated as of the Closing Date, substantially in the form of Exhibit C and covering such additional matters relating to the transactions contemplated hereby as the Agent may reasonably request;

                 (e) a certificate (the "Closing Certificate") substantially in the form of Exhibit G), dated as of the Closing Date, signed by a principal financial officer of the Borrower, to the effect that (i) no Default has occurred and is continuing on the date of the first Borrowing and (ii) with respect to the representations and warranties of the Borrower contained in Article IV, (x) if they are expressly qualified by materiality, they are true on and as of the date of the first Borrowing hereunder, and (y) if they are not so qualified, they are true in all material respects on and as of the date of the first Borrowing hereunder;

                 (f) all documents which the Agent or any Bank may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Agreement, Notes, the Guaranty and the Contribution Agreement, and any other matters relevant hereto, all in form and substance satisfactory to the Agent, including, without limitation, a certificate of the Borrower and each Guarantor, signed by the Secretary or an Assistant Secretary of the Borrower and each Guarantor, respectively, substantially in the form of Exhibit J (the "Officer's Certificate"), certifying as to the names, true signatures and incumbency of the officer or officers of the Borrower or such Guarantor authorized to execute and deliver the Loan Documents to which it is a party, and certified copies of the following items: (i) the Borrower's and each Guarantor's

         Certificate of Incorporation, (ii) the Borrower's and each Guarantor's Bylaws, (iii) certificates of the Secretary of State of the State of Delaware as to the good standing of each of the Borrower and the Guarantor as Delaware corporations, and (iv) the action taken by the Board of Directors of the Borrower and each Guarantor authorizing the Borrower's or such Guarantor's execution, delivery and performance of this Agreement, the Notes and the other Loan Documents to which the Borrower or such Guarantor is a party;

                 (g) counterparts of the Guaranty and the Contribution Agreement, duly executed by each of the Guarantors;

                 (h) evidence satisfactory to the Agent of termination of the Credit Agreement dated as of May 14, 1993, between the Borrower and Wachovia; and

                 (i) receipt of any fees payable to the Agent on the Closing Date pursuant to the Agent's Letter Agreement.

In addition, if the Borrower desires funding of a Fixed Rate Loan on the Closing Date, the Agent shall have received, the requisite number of days prior to the Closing Date, a funding indemnification letter satisfactory to it, pursuant to which (i) the Agent and the Borrower shall have agreed upon the interest rate, amount of Borrowing and Interest Period for such Fixed Rate Loan, and (ii) the Borrower shall indemnify the Banks from any loss or expense arising from the failure to close on the anticipated Closing Date identified in such letter or the failure to borrow such Fixed Rate Loan on such date.

                 SECTION 3.02. Conditions to All Borrowings. The obligation of each Bank to make a Syndicated Loan (or of Wachovia, to make a Swing Loan) on the occasion of each Borrowing is subject to the satisfaction of the following conditions:

                 (a) receipt by the Agent of a Notice of Borrowing or notification pursuant to Section 2.03(e) of acceptance of one or more Money Market Quotes, as applicable.

                 (b) the fact that, immediately before and after such Borrowing, no Default shall have occurred and be continuing;

                 (c) the fact that, with respect to the representations and warranties of the Borrower contained in Article IV, (x) if they are expressly qualified by materiality, they are true on and as of the date of such Borrowing, and (y) if they are not so qualified, they are true in all material respects on and as of the date of such Borrowing; and

                 (d) the fact that, immediately after such Borrowing, the conditions set forth in clauses (i) and (ii) of Section 2.01(a) shall have been satisfied.

Each Syndicated Borrowing, each Swing Loan Borrowing and each Money Market Borrowing hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing as to the truth and accuracy of the facts specified in paragraphs (b), (c) and (d) of this Section.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                 The Borrower (and, as expressly stated, the Guarantors) represents and warrants that:

                 SECTION 4.01. Corporate Existence and Power. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, is duly qualified to transact business in every jurisdiction where the failure to be so qualified would reasonably be expected to have or cause a Material Adverse Effect, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except where the failure to have any of the foregoing would not reasonably be expected to have or cause a Material Adverse Effect.

                 SECTION 4.02. Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by the Borrower and each Guarantor, respectively, of this Agreement, the Notes, the Guaranty, the Contribution Agreement and the other Loan Documents to which they are parties
(i) are within the Borrower's and each Guarantor's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by or in respect of or filing with, any governmental body, agency or official,
(iv) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower or any Guarantor or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or any of its Subsidiaries, and (v) do not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

                 SECTION 4.03. Binding Effect. Each of this Agreement, the Guaranty and the Contribution Agreement constitutes a valid and binding agreement of the Borrower and the Guarantors, as applicable, enforceable in accordance with its terms, and the Notes and the other Loan Documents, when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of the Borrower enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting the enforceability of creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless ow whether enforcement is sought in a proceeding at law or in equity).

                 SECTION 4.04. Financial Information. (a) The consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of October 2, 1994 and the related consolidated statements of income, shareholders' equity and cash flows for the Fiscal Year then ended, reported on by Arthur Andersen LLP, copies of which have been delivered to each of the Banks, and the unaudited consolidated financial statements of the Borrower for the interim period ended July 2, 1995, copies of which have been delivered to each of the Banks, fairly present, in conformity with GAAP, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such dates and their consolidated results of operations and cash flows for such periods stated.

                 (b) Since October 2, 1994, there has been no event, act, condition or occurrence having a Material Adverse Effect.

                 SECTION 4.05. No Litigation. There is no action, suit or proceeding pending, or to the knowledge of the Borrower or any Guarantor overtly threatened, against the Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official which could have a Material Adverse Effect or which in any manner draws into question the validity of or could impair the ability of the Borrower or any Guarantor to perform its obligations under, this Agreement, the Notes, the Guaranty or the Contribution Agreement, as applicable, or any of the other Loan Documents.

                 SECTION 4.06. Compliance with ERISA. (a) The Borrower and each member of the Controlled Group have fulfilled their obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and have not incurred any material liability to the PBGC or a Plan under Title IV of ERISA that has not been satisfied in a timely manner.

                 (b) Neither the Borrower nor any member of the Controlled Group has incurred any withdrawal liability with respect to any Multiemployer Plan under Title IV of ERISA, and no such liability in an aggregate amount of $3,000,000 or more is expected to be incurred.

                 SECTION 4.07. Compliance with Laws; Payment of Taxes. The Borrower and its Subsidiaries are in compliance with all applicable laws, regulations and similar requirements of governmental authorities, except where the failure to so comply would have, or would reasonably be expected to have or cause, a Material Adverse Effect. There have been filed on behalf of the Borrower and its Subsidiaries all Federal, state and local income, excise, property and other tax returns which are required to be filed by them and all taxes due pursuant to such returns or pursuant to any assessment received by or on behalf of the Borrower or any Subsidiary have been paid. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Borrower, adequate. United States income tax returns of the Borrower and its Subsidiaries have been examined and closed through the Fiscal Year ended July 2, 1989.

                 SECTION 4.08. Subsidiaries. Each of the Borrower's Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, is duly qualified to transact business in every jurisdiction wherein the failure to be so qualified would have, or would reasonably be expected to have or cause, a Material Adverse Effect, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except where the failure to have any of the foregoing would not have, or would not reasonably be expected to have or cause, a Material Adverse Effect. The Borrower has no Subsidiaries except for those Subsidiaries listed on Schedule 4.08, as it may be supplemented from time to time by the Borrower, which accurately sets forth each such Subsidiary's complete name and jurisdiction of incorporation and indicates whether it is a Significant Domestic Subsidiary.

                 SECTION 4.09. Investment Company Act. Neither the Borrower nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                 SECTION 4.10. Public Utility Holding Company Act. Neither the Borrower nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

                 SECTION 4.11. Ownership of Property; Liens. Each of the Borrower and its Consolidated Subsidiaries has title to its properties sufficient for the conduct of its business, and none of such property is subject to any Lien except as permitted in Section 5.14.

                 SECTION 4.12. No Default. Neither the Borrower nor any of its Consolidated Subsidiaries is in default under or with respect to any agreement, instrument or undertaking to which it is a party or by which it or any of its property is bound which could have or cause a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

                 SECTION 4.13. Full Disclosure. All written information heretofore furnished by the Borrower to the Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such written information hereafter furnished by the Borrower to the Agent or any Bank will be, true, accurate and complete in every material respect or based on reasonable estimates on the date as of which such information is stated or certified. No responsible officer of the Borrower is aware of any facts in existence as of the Closing Date which reasonably would be expected to have or cause a Material Adverse Effect.

                 SECTION 4.14. Environmental Matters. (a) Neither the Borrower nor any Subsidiary is subject to any Environmental Liability which could have or cause a Material Adverse Effect and, except as disclosed on Schedule 4.14, neither the Borrower nor any Subsidiary has been designated as a potentially responsible party under CERCLA or under any state statute similar to CERCLA. None of the Properties has been identified on any current or proposed (i) National Priorities List under 40 C.F.R. Section 300, (ii) CERCLIS list or
(iii) any list arising from a state statute similar to CERCLA.

                 (b) No Hazardous Materials have been or are being used, produced, manufactured, processed, treated, recycled, generated, stored, disposed of, managed or otherwise handled at, or shipped or transported to or from the Properties or are otherwise present at, on, in or under the Properties, or, to the best of the knowledge of the Borrower, at or from any adjacent site or facility, except for Hazardous Materials, such as cleaning solvents, pesticides and other materials used, produced, manufactured, processed, treated, recycled, generated, stored, disposed of, managed, or otherwise handled in the ordinary course of business in material compliance with all applicable Environmental Requirements.

                 (c) The Borrower, and each of its Subsidiaries and Affiliates, has procured all Environmental Authorizations necessary for the conduct of its business, and is in material compliance with all Environmental Requirements in connection with the operation of the Properties and the Borrower's, and each of its Subsidiary's and Affiliate's, respective businesses.

                 SECTION 4.15. Capital Stock. To the best knowledge of the Borrower, all Capital Stock, debentures, bonds, notes and all other securities of the Borrower and its Subsidiaries presently issued and outstanding are validly and properly issued in accordance with all applicable laws, including but not limited to, the "Blue Sky" laws of all applicable states and the federal securities laws. The issued shares of Capital Stock of the Borrower's Wholly Owned Subsidiaries are owned by the Borrower free and clear of any Lien or adverse claim. At least a majority of the issued shares of capital stock of each of the Borrower's other Subsidiaries (other than Wholly Owned Subsidiaries) is owned by the Borrower free and clear of any Lien or adverse claim.

                 SECTION 4.16. Margin Stock. Neither the Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of purchasing or carrying any Margin Stock, and no part of the proceeds of any Loan will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock, or be used for any purpose which violates, or which is inconsistent with, the provisions of Regulation G, T, U or X.

                 SECTION 4.17. Insolvency. After giving effect to the execution and delivery of the Loan Documents and the making of the Loans under this Agreement: (i) the Borrower and the Guarantors will not (x) be "insolvent," within the meaning of such term as used in O.C.G.A. Section 18-2-22 or as defined in Section 101 of the "Bankruptcy Code", or Section 2 of either the "UFTA" or the "UFCA", or as defined or used in any "Other Applicable Law" (as those terms are defined below), or (y) be unable to pay its debts generally as such debts become due within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA or Section 6 of the UFCA, or (z) have an unreasonably small capital to engage in any business or transaction, whether current or contemplated, within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA or Section 5 of the UFCA; and (ii) the obligations of the Borrower under the Loan Documents and with respect to the Loans will not be rendered avoidable under any Other Applicable Law. For purposes of this
Section 4.17, "Bankruptcy Code" means

Title 11 of the United States Code, "UFTA" means the Uniform Fraudulent Transfer Act, "UFCA" means the Uniform Fraudulent Conveyance Act, and "Other Applicable Law" means any other applicable state law pertaining to fraudulent transfers or acts voidable by creditors, in each case as such law may be amended from time to time.

                 SECTION 4.18. Insurance. The Borrower and each of its Subsidiaries has (either in the name of the Borrower or in such Subsidiary's own name), with financially sound and reputable insurance companies, insurance in at least such amounts and against at least such risks (including on all its property, and public liability and worker's compensation) as are usually insured against in the same general area by companies of established repute engaged in the same or similar business.

                                   ARTICLE V

                                   COVENANTS

                 The Borrower agrees that, so long as any Bank has any Commitment hereunder or any amount payable hereunder or under any Note remains unpaid:

                 SECTION 5.01. Information. The Borrower will deliver to each of the Banks:

                 (a) as soon as available and in any event within 90 days after the end of each Fiscal Year, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such Fiscal Year and the related consolidated statements of income, shareholders' equity and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous fiscal year, all certified by Arthur Andersen LLP or other independent public accountants of nationally recognized standing, with such certification to be unqualified, except for immaterial exceptions not giving rise to qualification;

                 (b) as soon as available and in any event within 45 days after the end of each of the first 3 Fiscal Quarters of each Fiscal Year, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such Fiscal Quarter and the related statement of income and statement of cash flows for such Fiscal Quarter and for the portion of the Fiscal Year ended at the end of such Fiscal Quarter, setting forth in each case in comparative form the figures for the corresponding Fiscal Quarter and the corresponding portion of the previous Fiscal Year, all certified (subject to normal year-end adjustments) as to fairness of presentation, GAAP and consistency by the chief financial officer or the chief accounting officer of the Borrower;

                 (c) simultaneously with the delivery of each set of financial statements referred to in paragraphs (a) and (b) above, a certificate, substantially in the form of Exhibit F (a "Compliance Certificate"), of the chief financial officer or the chief accounting officer of the Borrower (i) setting forth in reasonable detail the calculations required to establish whether the Borrower was in compliance with the requirements of Sections 5.15 through 5.19, inclusive, and 5.21 on the date of such financial statements and (ii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

                 (d) simultaneously with the delivery of each set of annual financial statements referred to in paragraph (a) above, a statement of the firm of independent public accountants which reported on such statements to the effect that nothing has come to their attention to cause them to believe that any Default existed on the date of such financial statements;

                 (e) within 5 Domestic Business Days after the Borrower becomes aware of the occurrence of any Default, a certificate of the chief financial officer or the chief accounting officer of the Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

                 (f) promptly upon the mailing thereof to the shareholders of the Borrower generally, copies of all financial statements, reports and proxy statements so mailed;

                 (g) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and annual, quarterly or monthly reports which the Borrower shall have filed with the Securities and Exchange Commission;

                 (h) if and when any member of the Controlled Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA, a copy of such notice; or (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate or appoint a trustee to administer any Plan, a copy of such notice; and

                 (i) from time to time such additional information regarding the financial position or business of the Borrower and its Subsidiaries as the Agent, at the request of any Bank, may reasonably request.

                 SECTION 5.02. Inspection of Property, Books and Records. The Borrower will (i) keep, and cause each Subsidiary to keep, proper books of record and account in which full, true and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities; and (ii) subject to Section 9.09, permit, and cause each Subsidiary to permit, representatives of any Bank at such Bank's expense prior to the occurrence of a Default and at the Borrower's expense after the occurrence of a Default to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants, and the Borrower agrees to cooperate and assist in such visits and inspections, in each case upon reasonable notice and at reasonable times; provided, that as to inspections of books and records (but not as to visits with officers, employees and independent public accountants), any such inspections prior to the occurrence of a Default shall be coordinated through the Agent, and shall be limited to no more than one such inspection for all Banks in any Fiscal Quarter.

                 SECTION 5.03. Maintenance of Existence. Except as otherwise permitted by Section 5.05, the Borrower shall, and shall cause each Subsidiary to, maintain its corporate existence and carry on its business in substantially the same manner and in substantially the same fields as such business is now carried on and maintained.

                 SECTION 5.04. Dissolution. Neither the Borrower nor any of its Subsidiaries shall suffer or permit dissolution or liquidation either in whole or in part, except through corporate reorganization to the extent permitted by Section 5.05.

                 SECTION 5.05. Consolidations, Mergers and Sales of Assets.
The Borrower will not, nor will it permit any Subsidiary to, consolidate or merge with or into, or sell, lease or otherwise transfer all or any substantial part of its assets to, any other Person, or discontinue or eliminate any business line or segment, provided that:

         (a) the Borrower may merge with another Person if (i) such Person was organized under the laws of the United States of America or one of its states,
(ii) the Borrower is the corporation surviving such merger and (iii) immediately after giving effect to such merger, no Default shall have occurred and be continuing;

         (b) Subsidiaries of the Borrower may merge with (i) one another, or
(ii) so long as the Borrower is the surviving corporation, with the Borrower;
and

         (c) the foregoing limitation on the sale, lease or other transfer of assets and on the discontinuation or elimination of a business line or segment shall not prohibit:

                 (1) during any Fiscal Quarter, a transfer of assets or the discontinuance or elimination of a business line or segment (in a single transaction or in a series of related transactions) unless the aggregate assets to be so transferred or utilized in a business line or segment to be discontinued, when combined with all other assets transferred or utilized in a business line or segment to be discontinued, in any Fiscal Year, either (x) constituted more than 10% of Consolidated Total Assets measured as of the end of the immediately preceding Fiscal Year, or (y) contributed more than 10% of Consolidated Operating Income during the immediately preceding Fiscal Year (disregarding any Fiscal Quarter in which there was an operating loss, on a consolidated basis); provided, that, notwithstanding the foregoing, in no event shall any disposition of assets pursuant to this Section 5.05(c)(1) be permitted in the event that after such disposition (x) Consolidated Total Assets shall be less than 90% of Consolidated Total Assets measured as of October 2, 1995 or (y) Consolidated Operating Income shall be less than 90% of Consolidated Operating Income measured as of October 2, 1995, or

                 (2) the Borrower may sell accounts receivable under a securitization program in an aggregate amount up to whichever is applicable of (A) 20% of Consolidated Total Assets, if immediately prior to the sale the Debt/Capital Ratio does not exceed 0.55 to 1.00, or (B) 10% of Consolidated Total Assets, if immediately prior to the sale the Debt/Capital Ratio exceeds 0.55 to 1.00.

                 SECTION 5.06. Use of Proceeds. No portion of the proceeds of the Loans will be used by the Borrower or any Subsidiary (i) in connection with, whether directly or indirectly, any tender offer for, or other acquisition of, stock of any corporation with a view towards obtaining control of such other corporation, unless such tender offer or other acquisition is to be made on a negotiated basis with the approval of the Board of Directors of the Person to be acquired, and the provisions of Sections 5.15 and 5.16 would not be violated, (ii) directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any Margin Stock, or (iii) for any purpose in violation of any applicable law or regulation. Subject to the foregoing, the proceeds of the Loans may be used for general corporate purposes and, subject to Sections 5.15 and 5.16, for acquisitions.

                 SECTION 5.07. Compliance with Laws; Payment of Taxes.
                 (a) The Borrower will, and will cause each of its Subsidiaries and each member of the Controlled Group to, comply with applicable laws (including but not limited to ERISA), regulations and similar requirements of governmental authorities (including but not limited to PBGC), except (i) where the necessity of such compliance is being contested in good faith through appropriate proceedings diligently pursued or (ii) the failure to do so would not have a Material Adverse Effect. The Borrower will, and will cause each of its Subsidiaries to, pay promptly when due all taxes, assessments, governmental charges, claims for labor, supplies, rent and other obligations which, if unpaid, would become a lien against the property of the Borrower or any Subsidiary, except liabilities being contested in good faith and against which, if requested by the Agent, the Borrower will set up reserves in accordance with GAAP.

                 (b) The Borrower shall not permit the aggregate complete or partial withdrawal liability under Title IV of ERISA with respect to Multiemployer Plans incurred by the Borrower and members of the Controlled Group to exceed $3,000,000 at any time. For purposes of this Section 5.07(b), the amount of withdrawal liability of the Borrower and members of the Controlled Group at any date shall be the aggregate present value of the amount claimed to have been incurred less any portion thereof which the Borrower and members of the Controlled Group have paid or as to which the Borrower reasonably believes, after appropriate consideration of possible adjustments arising under Sections 4219 and 4221 of ERISA, it and members of the Controlled Group will have no liability, provided that the Borrower shall obtain prompt written advice from independent actuarial consultants supporting such determination. The Borrower agrees (i) once in each year, beginning with 1996 to request and obtain a current statement of the withdrawal liability of the Borrower and members of the

Controlled Group from each Multiemployer Plan, if any, and (ii) to transmit a copy of such statement to the Agent and the Banks within fifteen (15) days after the Borrower receives the same.

                 SECTION 5.08. Insurance. The Borrower will maintain, and will cause each of its Subsidiaries to maintain (either in the name of the Borrower or in such Subsidiary's own name), with financially sound and reputable insurance companies, insurance on all its property in at least such amounts and against at least such risks (including on all its property, and public liability and worker's compensation) as are usually insured against in the same general area by companies of established repute engaged in the same or similar business.

                 SECTION 5.09. Change in Fiscal Year. The Borrower will not change its Fiscal Year without the consent of the Required Banks.

                 SECTION 5.10. Maintenance of Property. The Borrower shall, and shall cause each Subsidiary to, maintain all of its properties and assets in good condition, repair and working order, ordinary wear and tear excepted.

                 SECTION 5.11. Environmental Notices. The Borrower shall furnish to the Banks and the Agent prompt written notice of all material Environmental Liabilities, pending or, to the best knowledge of the Borrower, overtly threatened Environmental Proceedings, Environmental Notices, Environmental Judgments and Orders, and Environmental Releases at, on, in, under or in any way affecting in any material manner the Properties or any adjacent property, and all facts, events, or conditions that could reasonably be expected to lead to any of the foregoing.

                 SECTION 5.12. Environmental Matters. The Borrower and its Subsidiaries will not, and will not permit any Third Party to, use, produce, manufacture, process, treat, recycle, generate, store, dispose of, manage at, or otherwise handle, or ship or transport to or from the Properties any Hazardous Materials except for Hazardous Materials such as cleaning solvents, pesticides and other similar materials used, produced, manufactured, processed, treated, recycled, generated, stored, disposed, managed, or otherwise handled in the ordinary course of business in material compliance with all applicable Environmental Requirements.

                 SECTION 5.13. Environmental Release. The Borrower agrees that upon the occurrence of an Environmental Release at or on any of the Properties it will act immediately to investigate the extent of, and to the extent necessary to satisfy any Environmental Requirements or the demand of any Environmental

Authority, take appropriate remedial action to eliminate, such Environmental Release.

                 SECTION 5.14. Transactions with Affiliates. Neither the Borrower nor any of its Subsidiaries shall enter into any transaction with any Affiliate of the Borrower or such Subsidiary (which Affiliate is not the Borrower or a Wholly Owned Subsidiary), except as permitted by law and pursuant to reasonable terms which are no less favorable to the Borrower or such Subsidiary than would be obtained in a comparable arm's length transaction with a Person which is not an Affiliate or in the ordinary course of business as conducted as of August 1, 1995, and except for transactions contemplated by (i) the Rights Agreement dated as of August 23, 1990, between the Borrower and Wachovia, (ii) the Stockholders' Agreement dated as of June 22, 1990, as amended, among the Borrower, Maurice Fishman, George Greenberg and Charles Hayes, or (iii) the Stockholders' Agreement dated as of April 30, 1991, among the Borrower, Maurice Fishman and Charles Hayes, as amended.

                 SECTION 5.15. Loans or Advances. Neither the Borrower nor any of its Subsidiaries shall make loans or advances to any Person except as permitted by Section 5.16 and except: (i) loans or advances to employees not exceeding $1,000,000 in the aggregate principal amount outstanding at any time, in each case made in the ordinary course of business and consistent with practices existing on July 2, 1995; (ii) deposits required by landlords, government agencies or public utilities; (iii) loans or advances to Guarantors; and (iv) other loans or advances in an aggregate outstanding amount which, together with Investments permitted by clause (viii) of Section 5.16, do not exceed 10% of Consolidated Tangible Net Worth; provided that after giving effect to the making of any loans or advances permitted by clause (iv) of this Section, if there are any Loans outstanding at that time, no Default shall be in existence or be created thereby.

                 SECTION 5.16. Investments. Neither the Borrower nor any of its Subsidiaries shall make Investments in any Person except as permitted by
Section 5.15 and except (i) Investments in direct obligations of the United States Government maturing within one year, (ii) Investments in certificates of deposit issued by a commercial bank whose credit is satisfactory to the Agent,
(iii) Investments is commercial paper rated A1 or the equivalent thereof by Standard & Poor's Rating Group, a division of McGraw-Hill, Inc. or P1 or the equivalent thereof by Moody's Investors Service, Inc. and in either case maturing within 6 months after the date of acquisition, (iv) Investments in tender bonds the payment of the principal of and interest on which is fully supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated at least

AA or the equivalent thereof by Standard & Poor's Corporation and Aa or the equivalent thereof by Moody's Investors Service, Inc., (v) Investments in Guarantors, (vi) Investments consisting of acquisitions of stock or assets of any Person which is in the same or a similar line of business to that of the Borrower (including, without limitation, manufacturing, sales, marketing, distribution or other activities relating to components or end-products used or produced in the textile, fabric, garment or apparel industries) and which, as a result of such acquisition, becomes a Subsidiary, (vii) Investments in Persons which are not Subsidiaries of the Borrower and which are in the same or a similar line of business to that of the Borrower (including those lines of business described in clause (vi) above) in an aggregate amount not to exceed 10% of Consolidated Total Assets and (viii) other Investments in an aggregate which, together with loans and advances permitted by clause (iv) of Section 5.15, do not exceed 10% of Consolidated Tangible Net Worth; provided that after giving effect to the making of any Investments permitted by clauses (vi) or
(vii) of this Section, if there are any Loans outstanding at that time, no Default shall be in existence or be created thereby.

                 SECTION 5.17. Negative Pledge. Neither the Borrower nor any Consolidated Subsidiary will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except:

                 (a) Liens existing on the date of this Agreement securing Debt outstanding on the date of this Agreement in an aggregate principal amount not exceeding $200,000;

                 (b) any Lien existing on any specific fixed asset of any corporation at the time such corporation becomes a Consolidated Subsidiary and not created in contemplation of such event;

                 (c) any Lien on any specific fixed asset securing Debt incurred or assumed for the purpose of financing all or any part of the cost of acquiring or constructing such asset, provided that such Lien attaches to such asset concurrently with or within 18 months after the acquisition or completion of construction thereof;

                 (d) any Lien on any specific fixed asset of any corporation existing at the time such corporation is merged or consolidated with or into the Borrower or a Consolidated Subsidiary and not created in contemplation of such event;

                 (e) any Lien existing on any specific fixed asset prior to the acquisition thereof by the Borrower or a

         Consolidated Subsidiary and not created in contemplation of such acquisition;

                 (f) Liens securing Debt owing by any Subsidiary to the Borrower;

                 (g) any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing paragraphs of this Section, provided that (i) such Debt is not secured by any additional assets, and (ii) the amount of such Debt secured by any such Lien is not increased;

                 (h) Liens incidental to the conduct of its business or the ownership of its assets which (i) do not secure Debt and (ii) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business;

                 (i)      any Lien on Margin Stock; and

                 (j) Liens not otherwise permitted by the foregoing paragraphs of this Section securing Debt (other than indebtedness represented by the Notes) in an aggregate principal amount at any time outstanding not to exceed 10% of Consolidated Tangible Net Worth.

                 SECTION 5.18. Debt/Capital Ratio. The Debt/Capital Ratio will not at any time exceed whichever is applicable of (i) 0.60 to 1.00, so long as the aggregate amount of accounts sold as part of the securitization program described in Section 5.05(c)(2) over the life of such program does not exceed 10% of Consolidated Total Assets, or (ii) 0.55 to 1.00, if the aggregate amount of accounts sold as part of the securitization program described in Section 5.05(c)(2) over the life of such program exceeds 10% of the Consolidated Total Assets in either case, calculated at the end of each Fiscal Quarter.

                 SECTION 5.19. Debt/Cash Flow Ratio. The Debt/Cash Flow Ratio will not at any time exceed 5.0 to 1.00.

                 SECTION 5.20. Significant Domestic Subsidiaries to Become Guarantors; Release of Guarantors to be Sold. (a) In the event any Subsidiary (whether existing on the Closing Date or acquired or created thereafter) is or becomes a Significant Domestic Subsidiary, then (i) within 10 Domestic Business Days after the Borrower becomes aware that it is a Significant Domestic Subsidiary, it must so notify the Agent, and (ii) within 10 Domestic Business Days after giving such notice, such Significant Domestic Subsidiary must become a Guarantor by (x) executing and delivering to the Agent a counterpart of the Guaranty and a counterpart of the Contribution Agreement, thereby becoming a party to each of them, (y) delivering to the Agent an opinion of counsel to such Subsidiary substantially in the form of Exhibit B, but limited to such Significant Domestic Subsidiary, and excluding paragraph 2 thereof, and (z) delivering to the Agent documents pertaining to such Significant Domestic Subsidiary reasonably requested by the Agent of the types described in paragraph (f) of
Section 3.01.

         (b) In the case of any Guarantor the stock of which is to be sold, such Guarantor may submit to the Agent a request for a release of its obligations under the Guaranty, and such Guarantor shall be entitled to obtain from the Agent a written release from the Guaranty, provided that it can demonstrate to the reasonable satisfaction of the Agent that (A) the provisions of Section 5.05 will not be breached by such sale, (B) all loans to such Guarantor from the Borrower or any other Guarantor have been repaid in full,
(C) the net purchase price to be realized by the seller of such Guarantor for such sale will be not less than 100% of the net book value of such seller's Investment in such Guarantor, and (D) no Event of Default is in existence or will be caused as a result of such sale, and upon obtaining such written release, it shall no longer be a Guarantor for any purpose hereunder or under the Guaranty.

                 SECTION 5.21 Debt of Significant Foreign Subsidiaries. No Significant Foreign Subsidiary shall incur, create or permit to exist any Debt, other than Debt to the Borrower permitted hereby, in an aggregate amount outstanding at any time for all Significant Foreign Subsidiaries in excess of 10% of Consolidated Tangible Net Worth.


                                   ARTICLE VI

                                    DEFAULTS

                 SECTION 6.01. Events of Default. If one or more of the following events ("Events of Default") shall have occurred and be continuing:

                 (a) the Borrower shall fail to pay when due any principal of any Loan or shall fail to pay any interest on any Loan within 5 Domestic Business Days after such interest shall become due, or shall fail to pay any fee or other amount payable hereunder within 5 Domestic Business Days after such fee or other amount becomes due; or

                 (b) the Borrower shall fail to observe or perform any covenant contained in Sections 5.02(ii), 5.03 to 5.06, inclusive, or Sections 5.15 through 5.19, inclusive, or Section 5.21; or

                 (c) the Borrower shall fail to observe or perform any covenant or agreement contained or incorporated by reference in this Agreement (other than those covered by paragraph (a) or (b) above) and such failure shall not have been cured within 30 days (or, in the case of the covenant contained in Section 5.01(e), 5 Domestic Business
         Days) after the earlier to occur of (i) written notice thereof has been given to the Borrower by the Agent at the request of any Bank or
         (ii) a responsible officer of the Borrower otherwise becomes aware of any such failure; or

                 (d) any representation, warranty, certification or statement made by the Borrower in Article IV of this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect or misleading in any material respect when made (or deemed made); or

                 (e) the Borrower or any Subsidiary shall fail to make any payment in respect of Debt in an aggregate amount outstanding in excess of $5,000,000 (other than the Notes) when due or within any applicable grace period; or

                 (f) any event or condition shall occur which results in the acceleration of the maturity of Debt of the Borrower or any Subsidiary in an aggregate amount outstanding in excess of $5,000,000 or the termination of the commitments with respect to any such Debt (including, without limitation, any required mandatory prepayment or "put" of such Debt to the Borrower or any Subsidiary) or enables (or, with the giving of notice or lapse of time or both, would enable) the holders of such Debt or Commitment or any Person acting on such holders' behalf to accelerate the maturity thereof or terminate any such commitment (including, without limitation, any required mandatory prepayment or "put" of such Debt to the Borrower or any Subsidiary);
         or

                 (g) the Borrower or any Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally, or shall admit in writing its inability, to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; or

                 (h) an involuntary case or other proceeding shall be commenced against the Borrower or any Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Borrower or any Subsidiary under the federal bankruptcy laws as now or hereafter in effect; or

                 (i) the Borrower or any member of the Controlled Group shall fail to pay when due any material amount which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans shall be filed under Title IV of ERISA by the Borrower, any member of the Controlled Group, any plan administrator or any combination of the foregoing which results in a liability of the Borrower in an aggregate amount of $3,000,000 or more; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Plan or Plans or a proceeding shall be instituted by a fiduciary of any such Plan or Plans to enforce Section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within 30 days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such Plan or Plans must be terminated which results in a liability of the Borrower in an aggregate amount of $3,000,000 or more; or

                 (j) one or more judgments or orders for the payment of money in an aggregate amount in excess of $1,000,000 shall be rendered against the Borrower or any Subsidiary and such judgment or order shall continue unsatisfied and unstayed for a period of 30 days; or

                 (k) a federal tax lien shall be filed against the Borrower or any Subsidiary under Section 6323 of the Code or a lien of the PBGC shall be filed against the Borrower or any Subsidiary under
         Section 4068 of ERISA and in either
         case such lien shall remain undischarged for a period of 25 days after the date of filing; or

                 (l) (i) any Person or two or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 20% or more of the outstanding shares of the voting stock of the Borrower; or (ii) as of any date a majority of the Board of Directors of the Borrower consists of individuals who were not either (A) directors of the Borrower as of the corresponding date of the previous year, (B) selected or nominated to become directors by the Board of Directors of the Borrower of which a majority consisted of individuals described in clause (A), or (C) selected or nominated to become directors by the Board of Directors of the Borrower of which a majority consisted of individuals described in clause (A) and individuals described in clause (B);

then, and in every such event, (i) the Agent shall, if requested by the Required Banks, by notice to the Borrower terminate the Commitments and they (and the commitment of Wachovia to make any Swing Loan) shall thereupon terminate, (ii) any Bank may terminate its obligation to fund a Money Market Loan in connection with any relevant Money Market Quote, and (iii) the Agent shall, if requested by the Required Banks, by notice to the Borrower declare the Notes (together with accrued interest thereon), and all other amounts payable hereunder and under the other Loan Documents, to be, and the Notes, including the Swing Loan Note (together with accrued interest thereon(, and all other amounts payable hereunder and under the other Loan Documents shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower together with accrued and unpaid interest which, if elected by the Required Banks pursuant to Section 2.06(g), shall be at the Default Rate accruing on the principal amount thereof from and after the date of such Event of Default; provided that if any Event of Default specified in paragraph (g) or
(h) above occurs with respect to the Borrower, without any notice to the Borrower or any other act by the Agent or the Banks, the Commitments shall thereupon terminate and the Notes (together with accrued interest thereon) and all other amounts payable hereunder and under the other Loan Documents shall automatically and without notice become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower together with accrued and unpaid interest thereon, which, if elected by the Required Banks pursuant to Section 2.06(g), shall be at the Default Rate accruing on the principal amount thereof from and after the date of such Event of Default. Notwithstanding the foregoing, the Agent shall have available to it all other remedies at law or equity, and shall exercise any one or all of them at the request of the Required Banks.

                 SECTION 6.02. Notice of Default. The Agent shall give notice to the Borrower of any Default under Section 6.01(c) promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof.


                                  ARTICLE VII

                                   THE AGENT

                 SECTION 7.01. Appointment; Powers and Immunities. Each Bank hereby irrevocably appoints and authorizes the Agent to act as its agent hereunder and under the other Loan Documents with such powers as are specifically delegated to the Agent by the terms hereof and thereof, together with such other powers as are reasonably incidental thereto. The Agent: (a) shall have no duties or responsibilities except as expressly set forth in this Agreement and the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee for any Bank; (b) shall not be responsible to the Banks for any recitals, statements, representations or warranties contained in this Agreement or any other Loan Document, or in any certificate or other document referred to or provided for in, or received by any Bank under, this Agreement or any other Loan Document, or for the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or any other document referred to or provided for herein or therein or for any failure by the Borrower to perform any of its obligations hereunder or thereunder; (c) shall not be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Loan Document except to the extent requested by the Required Banks, and then only on terms and conditions satisfactory to the Agent, and (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other Loan Document or any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or wilful misconduct. The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The provisions of this Article VII are solely for the benefit of the Agent and the Banks, and the Borrower shall not have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement and under the other Loan Documents, the Agent shall act solely as agent of the Banks and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for the Borrower. The duties of the Agent shall be ministerial and administrative in nature, and the Agent shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Bank.

                 SECTION 7.02. Reliance by Agent. The Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telecopier, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants or other experts selected by the Agent. As to any matters not expressly provided for by this Agreement or any other Loan Document, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and thereunder in accordance with instructions signed by the Required Banks, and such instructions of the Required Banks in any action taken or failure to act pursuant thereto shall be binding on all of the Banks.

                 SECTION 7.03. Defaults. The Agent shall not be deemed to have knowledge of the occurrence of a Default or an Event of Default (other than the nonpayment of principal of or interest on the Loans) unless the Agent has received notice from a Bank or the Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that the Agent receives such a notice of the occurrence of a Default or an Event of Default, the Agent shall give prompt notice thereof to the Banks. The Agent shall give each Bank prompt notice of each nonpayment of principal of or interest on the Loans whether or not it has received any notice of the occurrence of such nonpayment. The Agent shall (subject to Section 9.06) take such action hereunder with respect to such Default or Event of Default as shall be directed by the Required Banks, provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Banks.

                 SECTION 7.04. Rights of Agent as a Bank and its Affiliates. With respect to the Loans made by the Agent and any Affiliate of the Agent in its capacity as a Bank hereunder, the Agent in its capacity as a Bank hereunder and any Affiliate of the Agent shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not acting as the Agent, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include Wachovia in its individual capacity and any Affiliate of the Agent in its individual capacity. The Agent and any Affiliate of the Agent may (without having to account therefor to any Bank) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Borrower (and any of the Borrower's Affiliates) as if the Bank were not acting as the Agent, and the Agent and any Affiliate of the Agent may accept fees and other consideration from the Borrower (in addition to any agency fees and arrangement fees heretofore agreed to between the Borrower and the Agent) for services in connection with this Agreement or any other Loan Document or otherwise without having to account for the same to the Banks.

                 SECTION 7.05. Indemnification. Each Bank severally agrees to indemnify the Agent, to the extent the Agent shall not have been reimbursed by the Borrower, ratably in accordance with its Commitment, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, counsel fees and disbursements) or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement or any other Loan Document or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (excluding, unless an Event of Default has occurred and is continuing, the normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or any such other documents; provided, however that no Bank shall be liable for any of the foregoing to the extent they arise from the gross negligence or wilful misconduct of the Agent. If any indemnity furnished to the Agent for any purpose shall, in the opinion of the Agent, be insufficient or become impaired, the Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished.

                 SECTION 7.06 CONSEQUENTIAL DAMAGES. THE AGENT SHALL NOT BE RESPONSIBLE OR LIABLE TO ANY BANK, THE BORROWER OR ANY OTHER PERSON OR ENTITY FOR ANY PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                 SECTION 7.07. Payee of Note Treated as Owner. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Agent and the provisions of Section 9.08(c) have been satisfied. Any requests, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of that Note or of any Note or Notes issued in exchange therefor or replacement thereof.

                 SECTION 7.08. Nonreliance on Agent and Other Banks. Each Bank agrees that it has, independently and without reliance on the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Loan Documents. The Agent shall not be required to keep itself (or any Bank) informed as to the performance or observance by the Borrower of this Agreement or any of the other Loan Documents or any other document referred to or provided for herein or therein or to inspect the properties or books of the Borrower or any other Person. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Agent hereunder or under the other Loan Documents, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition or business of the Borrower or any other Person (or any of their Affiliates) which may come into the possession of the Agent.

                 SECTION 7.09. Failure to Act. Except for action expressly required of the Agent hereunder or under the other Loan Documents, the Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction by the Banks of their indemnification obligations under Section 7.05 against any and all liability and expense which may be incurred by the Agent by reason of taking, continuing to take, or failing to take any such action.

                 SECTION 7.09. Resignation or Removal of Agent. Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving notice thereof to the Banks and the Borrower and the Agent may be removed at any time with or without cause by the Required Banks. Upon any such resignation or removal, the Required Banks shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within 30 days after the retiring Agent's notice of resignation or the Required Banks' removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent. Any successor Agent shall be a bank which has a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article VII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent hereunder.


                                  ARTICLE VIII

                     CHANGE IN CIRCUMSTANCES; COMPENSATION

                 SECTION 8.01. Basis for Determining Interest Rate Inadequate or Unfair. If on or prior to the first day of any Interest Period:

                 (a) the Agent determines that deposits in Dollars (in the applicable amounts) are not being offered in the relevant market for such Interest Period, or

                 (b) the Required Banks advise the Agent that the London Interbank Offered Rate or IBOR, as the case may be, as determined by the Agent will not adequately and fairly reflect the cost to such Banks of funding the relevant type of Fixed Rate Loans for such Interest Period, the Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of the Banks to make the type of Fixed Rate Loans specified in such notice shall be suspended. Unless the Borrower notifies the Agent at least 2 Domestic Business Days before the date of any Borrowing of such type of Fixed Rate Loans for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, such Borrowing shall instead be made as a Base Rate Borrowing.

                 SECTION 8.02. Illegality. If, after the date hereof, the adoption of any applicable law, rule or regulation, or any change therein or any existing or future law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof (any such agency being referred to as an "Authority" and any such event being referred to as a "Change of Law"), or compliance by any Bank (or its Lending Office) with any request or directive (whether or not having the force of law) of any Authority shall make it unlawful or impossible for any Bank (or its Lending Office) to make, maintain or fund its Euro-Dollar Loans or Foreign Currency Loans and such Bank shall so notify the Agent, the Agent shall forthwith give notice thereof to the other Banks and the Borrower, whereupon until such Bank notifies the Borrower and the Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans or Foreign Currency Loans, as the case may be, shall be suspended. Before giving any notice to the Agent pursuant to this Section, such Bank shall designate a different Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such Bank shall determine that it may not lawfully continue to maintain and fund any of its outstanding Euro-Dollar Loans or Foreign Currency Loans, as the case may be, to maturity and shall so specify in such notice, the Borrower shall immediately prepay in full the then outstanding principal amount of each Euro-Dollar Loan or Foreign Currency Loans, as the case may be, of such Bank, together with accrued interest thereon and any amount due such Bank pursuant to Section 8.05(a). Concurrently with prepaying each such Euro-Dollar Loan or Foreign Currency Loans, as the case may be, the Borrower shall borrow a Base Rate Loan in an equal principal amount from such Bank (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans or Foreign Currency Loans, as the case may be, of the other Banks), and such Bank shall make such a Base Rate Loan.

                 SECTION 8.03. Increased Cost and Reduced Return. (a) If after the date hereof, a Change of Law or compliance by any Bank (or its Lending Office) with any request or directive (whether or not having the force of law) of any Authority:

                 (i) shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding (A) with respect to any Euro-Dollar Loan any such requirement included in an applicable Euro-Dollar Reserve Percentage and (B) with respect to any Foreign Currency Loan any such requirement included in the applicable Adjusted IBOR Rate) against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Lending Office); or

                 (ii) shall impose on any Bank (or its Lending Office) or on the United States market for certificates of deposit or the London interbank market any other condition affecting its Fixed Rate Loans, its Notes or its obligation to make Fixed Rate Loans;

and the result of any of the foregoing is to increase the cost to such Bank (or its Lending Office) of making or maintaining any Fixed Rate Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Lending Office) under this Agreement or under its Notes with respect thereto, by an amount deemed by such Bank to be material, then, within 15 days after demand by such Bank (with a copy to the Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction.

                 (b) If any Bank shall have determined that after the date hereof the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof, or compliance by any Bank (or its Lending Office) with any request or directive regarding capital adequacy (whether or not having the force of law) of any Authority, has or would have the effect of reducing the rate of return on such Bank's capital as a consequence of its obligations hereunder to a level below that which such Bank could have achieved but for such adoption, change or compliance (taking into consideration such Bank's policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank, the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such reduction.

                 (c) Each Bank will promptly notify the Borrower and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

                 (d) The provisions of this Section 8.03 (i) shall be applicable with respect to any Participant, Assignee or other Transferee, and any calculations required by such provisions shall be made based upon the circumstances of such Participant,

Assignee or other Transferee and (ii) shall constitute a continuing agreement and shall survive the termination of this Agreement and the payment in full or cancellation of the Notes.

                 SECTION 8.04. Base Rate Loans or Other Fixed Rate Loans Substituted for Affected Fixed Rate Loans. If (i) the obligation of any Bank to make or maintain any type of Fixed Rate Loans has been suspended pursuant to
Section 8.02 or (ii) any Bank has demanded compensation under Section 8.03, and the Borrower shall, by at least 5 Euro-Dollar Business Days' or Foreign Currency Business Days, as applicable, prior notice to such Bank through the Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer apply:

                 (a) all Loans which would otherwise be made by such Bank as Euro-Dollar Loans or Foreign Currency Loans, as the case may be, shall be made instead either (A) as Base Rate Loans, (B) if such suspension or demand for compensation relates to Euro-Dollar Loans, but not Foreign Currency Loans, as Foreign Currency Loans, or (C) if such demand for compensation relates to Foreign Currency Loans, but not Euro-Dollar Loans, as Euro-Dollar Loans, as the Borrower may elect in the notice to such Bank through the Agent referred to hereinabove (in all cases interest and principal on such Loans shall be payable contemporaneously with the related Fixed Rate Loans of the other Banks), and

                 (b) after each of Euro-Dollar Loans or Foreign Currency Loans, as the case may be, has been repaid, all payments of principal which would otherwise be applied to repay such Fixed Rate Loans shall be applied to repay its Base Rate Loans instead.

                 SECTION 8.05. Compensation. Upon the request of any Bank, delivered to the Borrower and the Agent, the Borrower shall pay to such Bank such amount or amounts as shall compensate such Bank for any loss, cost or expense incurred by such Bank as a result of:

                 (a) any payment or prepayment (pursuant to Section 2.10, 2.11, 6.01, 8.02 or otherwise) of a Fixed Rate Loan on a date other than the last day of an Interest Period for such Fixed Rate Loan; or

                 (b) any failure by the Borrower to borrow a Fixed Rate Loan on the date for the Fixed Rate Borrowing of which such Fixed Rate Loan is a part specified in the applicable Notice of

Borrowing delivered pursuant to Section 2.02 or notification of acceptance of Money Market Quotes pursuant to Section 2.03(e); or

                 (c) any failure by the Borrower to pay a Foreign Currency Loan in the applicable Foreign Currency;

such compensation to include, without limitation, as applicable: (A) an amount equal to the excess, if any, of (x) the amount of interest which would have accrued on the amount so paid or prepaid or not prepaid or borrowed for the period from the date of such payment, prepayment or failure to prepay or borrow to the last day of the then current Interest Period for such Fixed Rate Loan (or, in the case of a failure to prepay or borrow, the Interest Period for such Fixed Rate Loan which would have commenced on the date of such failure to prepay or borrow) at the applicable rate of interest for such Fixed Rate Loan provided for herein over (y) the amount of interest (as reasonably determined by such Bank) such Bank would have paid on (i) deposits in Dollars of comparable amounts having terms comparable to such period placed with it by leading banks in the London interbank market (if such Fixed Rate Loan is a Euro-Dollar Loan), or (ii) any deposit in a Foreign Currency of comparable amounts having terms comparable to such period placed with it by lending banks in the applicable interbank market for such Foreign Currency (if such Fixed Rate Loan is a Foreign Currency Loan); or (B) any such loss, cost or expense incurred by such Bank in liquidating or closing out any foreign currency contract undertaken by such Bank in funding or maintaining such Fixed Rate Loan (if such Fixed Rate Loan is a Foreign Currency Loan).

         SECTION 8.06. Failure to Pay in Foreign Currency. If any Borrower is unable for any reason to effect payment in a Foreign Currency as required by this Agreement or if the Borrower shall default in the Foreign Currency, each Bank may, through the Agent, require such payment to be made in Dollars in the Dollar Equivalent amount of such payment. In any case in which the Borrower shall make such payment in Dollars, the Borrower agrees to hold the Banks harmless from any loss incurred by the Banks arising from any change in the value of Dollars in relation to such Foreign Currency between the date such payment became due and the date of payment thereof.

                 SECTION 8.07. Judgment Currency. If for the purpose of obtaining judgment in any court or enforcing any such judgment it is necessary to convert any amount due in any Foreign Currency into any other currency, the rate of exchange used shall be the Agent's spot rate of exchange for the purchase of the Foreign Currency with such other currency at the close of business on the Foreign Currency Business Day preceding the date on which judgment is given or any order for payment is made. The obligation of the Borrower in respect of any amount due from it hereunder shall, notwithstanding any judgment or order for a liquidated sum or sums in respect of amounts due hereunder or under any judgment or order in any other currency or otherwise be discharged only to the extent that on the Foreign Currency Business Day following receipt by the Agent of any payment in a currency other than the relevant Foreign Currency the Agent is able (in accordance with normal banking procedures) to purchase the relevant Foreign Currency with such other currency. If the amount of the relevant Foreign Currency that the Agent is able to purchase with such other currency is less than the amount due in the relevant Foreign Currency, notwithstanding any judgment or order, the Borrower shall indemnify the Banks for the shortfall.


                                   ARTICLE IX

                                 MISCELLANEOUS

                 SECTION 9.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telecopier or similar writing) and shall be given to such party at its address or telecopier number set forth on the signature pages hereof or such other address or telecopier number as such party may hereafter specify for the purpose by notice to each other party. Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Section and the appropriate confirmation is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Agent under
Article II or Article VIII shall not be effective until received.

                 SECTION 9.02. No Waivers. No failure or delay by the Agent or any Bank in exercising any right, power or privilege hereunder or under any Note or other Loan Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                 SECTION 9.03. Expenses; Documentary Taxes. The Borrower shall pay (i) all reasonable out-of-pocket expenses of the Agent, including reasonable fees and disbursements of special counsel for the Banks and the Agent, in connection with the preparation of this Agreement and the other Loan Documents, any waiver or consent hereunder or thereunder or any amendment hereof or thereof or any Default or alleged Default hereunder or thereunder and (ii) if an Event of Default occurs, all reasonable out-of-pocket expenses incurred by the Agent and the Banks, including reasonable fees and disbursements of counsel, in connection with such Event of Default and collection and other enforcement proceedings resulting therefrom, including all reasonable out-of-pocket expenses incurred in enforcing this Agreement and the other Loan Documents.
The Borrower shall indemnify the Agent and each Bank against any transfer taxes, documentary taxes, assessments or charges made by any Authority by reason of the execution and delivery of this Agreement or the other Loan Documents.

                 SECTION 9.04. Indemnification. The Borrower shall indemnify the Agent, the Banks and each Affiliate thereof and their respective directors, officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, claims or damages to which any of them may become subject, insofar as such losses, liabilities, claims or damages arise out of or result from any actual or proposed use by the Borrower of the proceeds of any extension of credit by any Bank hereunder or breach by the Borrower of this Agreement or any other Loan Document or from any investigation, litigation (including, without limitation, any actions taken by the Agent or any of the Banks to enforce this Agreement or any of the other Loan Documents) or other proceeding (including, without limitation, any threatened investigation or proceeding) relating to the foregoing, and the Borrower shall reimburse the Agent and each Bank, and each Affiliate thereof and their respective directors, officers, employees and agents, upon demand for any reasonable out-of-pocket expenses (including, without limitation, reasonable legal fees) incurred in connection with any such investigation or proceeding; but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or wilful misconduct of the Person to be indemnified.

                 SECTION 9.05 Setoff; Sharing of Setoffs. (a) The Borrower hereby grants to the Agent and each Bank a lien for all indebtedness and obligations owing to them from the Borrower upon all deposits or deposit accounts, of any kind, or any interest in any deposits or deposit accounts thereof, now or hereafter pledged, mortgaged, transferred or assigned to the Agent or any such Bank or otherwise in the possession or control of the Agent or any such Bank for any purpose for the account or benefit of the Borrower and including any balance of any deposit account or of any credit of the Borrower with the Agent or any such Bank, whether now existing or hereafter established hereby authorizing the Agent and each Bank at any time or times following the occurrence and during the continuance of an Event of Default with or without prior notice to apply such balances or any part thereof to such of the indebtedness and obligations owing by the Borrower to the Banks and/or the Agent then past due and in such amounts as they may elect, and whether or not the collateral, if any, or the responsibility of other Persons primarily, secondarily or otherwise liable may be deemed adequate. For the purposes of this paragraph, all remittances and property shall be deemed to be in the possession of the Agent or any such Bank as soon as the same may be put in transit to it by mail or carrier or by other bailee.

                 (b) Each Bank agrees that if it shall, by exercising any right of setoff or counterclaim or resort to collateral security or otherwise, receive payment of a proportion of the aggregate amount of principal and interest owing with respect to the Note held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount of all principal and interest owing with respect to the Note held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Notes held by the other Banks owing to such other Banks, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes held by the Banks owing to such other Banks shall be shared by the Banks pro rata; provided that
(i) nothing in this Section shall impair the right of any Bank to exercise any right of setoff or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness under the Notes, and (ii) if all or any portion of such payment received by the purchasing Bank is thereafter recovered from such purchasing Bank, such purchase from each other Bank shall be rescinded and such other Bank shall repay to the purchasing Bank the purchase price of such participation to the extent of such recovery together with an amount equal to such other Bank's ratable share (according to the proportion of (x) the amount of such other Bank's required repayment to (y) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Note, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of setoff or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation.

                 SECTION 9.06. Amendments and Waivers. (a) Any provision of this Agreement, the Notes, the Guaranty, the

Contribution Agreement or any other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower or the Guarantors, as applicable, and the Required Banks (and, if the rights or duties of the Agent are affected thereby, by the Agent); provided that, no such amendment or waiver shall, unless signed by all Banks, (i) change the Commitment of any Bank or subject any Bank to any additional obligation,
(ii) change the principal of or rate of interest on any Loan or any fees (other than fees payable to the Agent) hereunder, (iii) change the date fixed for any payment of principal of or interest on any Loan or any fees hereunder, (iv) change the amount of principal, interest or fees due on any date fixed for the payment thereof, (v) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the percentage of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement, (vi) change the manner of application of any payments made under this Agreement or the Notes, (vii) release or substitute all or any substantial part of the collateral (if any) held as security for the Loans, or (viii) release any Guarantee given to support payment of the Loans, except as expressly provided in Section 5.20.

                 (b) Other than with the Agent, the Borrower will not solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of this Agreement unless each Bank shall be informed thereof by the Borrower and shall be afforded an opportunity of considering the same and shall be supplied by the Borrower with sufficient information to enable it to make an informed decision with respect thereto. Executed or true and correct copies of any waiver or consent effected pursuant to the provisions of this Agreement shall be delivered by the Borrower to each Bank forthwith following the date on which the same shall have been executed and delivered by the requisite percentage of Banks. The Borrower will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any Bank (in its capacity as such) as consideration for or as an inducement to the entering into by such Bank of any waiver or amendment of any of the terms and provisions of this Agreement unless such remuneration is concurrently paid, on the same terms, ratably to all such Banks.

                 SECTION 9.07. No Margin Stock Collateral. Each of the Banks represents to the Agent and each of the other Banks that it in good faith is not, directly or indirectly (by negative pledge or otherwise), relying upon any Margin Stock as collateral in the extension or maintenance of the credit provided for in this Agreement.

                 SECTION 9.08. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that the Borrower may not assign or otherwise transfer any of its rights under this Agreement.

                 (b) Any Bank may at any time sell to one or more Persons (each a "Participant") participating interests in any Loan owing to such Bank, any Note held by such Bank, any Commitment hereunder or any other interest of such Bank hereunder. In the event of any such sale by a Bank of a participating interest to a Participant, such Bank's obligations under this Agreement shall remain unchanged, such Bank shall remain solely responsible for the performance thereof, such Bank shall remain the holder of any such Note for all purposes under this Agreement, and the Borrower and the Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. In no event shall a Bank that sells a participation be obligated to the Participant to take or refrain from taking any action hereunder except that such Bank may agree that it will not (except as provided below), without the consent of the Participant, agree to (i) the change of any date fixed for the payment of principal of or interest on the related loan or loans, (ii) the change of the amount of any principal, interest or fees due on any date fixed for the payment thereof with respect to the related loan or loans, (iii) the change of the principal of the related loan or loans, (iv) any change in the rate at which either interest is payable thereon or (if the Participant is entitled to any part thereof) fee is payable hereunder from the rate at which the Participant is entitled to receive interest or fee (as the case may be) in respect of such participation, (v) the release or substitution of all or any substantial part of the collateral (if any) held as security for the Loans, or (vi) the release of any Guarantee given to support payment of the Loans. Each Bank selling a participating interest in any Loan, Note, Commitment or other interest under this Agreement, other than a Money Market Loan or Money Market Loan Note or participating interest therein, shall, within 10 Domestic Business Days of such sale, provide the Borrower and the Agent with written notification stating that such sale has occurred and identifying the Participant and the interest purchased by such Participant.
The Borrower agrees that each Participant shall be entitled to the benefits of
Article VIII with respect to its participation in Loans outstanding from time to time.

                 (c) Any Bank may at any time assign to one or more banks or financial institutions (each an "Assignee") all, or in the case of its Syndicated Loans and Commitments, a proportionate part of all its Syndicated Loans and Commitments, of its rights and obligations under this Agreement, the Notes and the other Loan Documents, and such Assignee shall assume all such rights and obligations, pursuant to an Assignment and Acceptance, executed by such Assignee, such transferor Bank and the Agent (and, in the case of an Assignee that is not then a Bank, subject to clauses (iii) below, by the Borrower); provided that (i) no interest may be sold by a Bank pursuant to this paragraph (c) unless the Assignee shall agree to assume ratably equivalent portions of the transferor Bank's Commitment, (ii) if a Bank is assigning only a portion of its Commitment, then, the amount of the Commitment being assigned (determined as of the effective date of the assignment) shall be in an amount not less than $5,000,000, (iii) except during the continuance of a Default, no interest may be sold by a Bank pursuant to this paragraph (c) to any Assignee that is not then a Bank (or an Affiliate of a Bank) without the consent of the Borrower and the Agent, which consent shall not be unreasonably withheld, and (iv) a Bank may not have more than 2
Assignees that are not then Banks at any one time.   Upon (A) execution of the
Assignment and Acceptance by such transferor Bank, such Assignee, the Agent and (if applicable) the Borrower, (B) delivery of an executed copy of the Assignment and Acceptance to the Borrower and the Agent, (C) payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, and (D) payment of a processing and recordation fee of $2,500 to the Agent, such Assignee shall for all purposes be a Bank party to this Agreement and shall have all the rights and obligations of a Bank under this Agreement to the same extent as if it were an original party hereto with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by the Borrower, the Banks or the Agent shall be required. Upon the consummation of any transfer to an Assignee pursuant to this paragraph (c), the transferor Bank, the Agent and the Borrower shall make appropriate arrangements so that, if required, a new Note is issued each of such Assignee and such transferor Bank and such transferor Bank.

                 (d) Subject to the provisions of Section 9.09, the Borrower authorizes each Bank to disclose to any Participant, Assignee or other transferee (each a "Transferee") and any prospective Transferee any and all financial information in such Bank's possession concerning the Borrower which has been delivered to such Bank by the Borrower pursuant to this Agreement or which has been delivered to such Bank by the Borrower in connection with such Bank's credit evaluation prior to entering into this Agreement.

                 (e) No Transferee shall be entitled to receive any greater payment under Section 2.12(d) or Section 8.03 than the transferor Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of Section 8.02 or 8.03 requiring such Bank to designate a different Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

                 (f) Anything in this Section 9.08 to the contrary notwithstanding, any Bank may assign and pledge all or any portion of the Loans and/or obligations owing to it to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank, provided that any payment in respect of such assigned Loans and/or obligations made by the Borrower to the assigning and/or pledging Bank in accordance with the terms of this Agreement shall satisfy the Borrower's obligations hereunder in respect of such assigned Loans and/or obligations to the extent of such payment. No such assignment shall release the assigning and/or pledging Bank from its obligations hereunder.

                 SECTION 9.09. Confidentiality. Each Bank and the Agent agrees to exercise its best efforts (but without any requirement for the expenditure of funds) to keep any information delivered or made available by the Borrower to it which is clearly indicated to be confidential information, confidential from anyone other than persons employed or retained by such Bank who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans; provided, however that nothing herein shall prevent any Bank or the Agent from disclosing such information (i) to any other Bank or the Agent, (ii) upon the order of any court or administrative agency, (iii) upon the request or demand of any regulatory agency or authority having jurisdiction over such Bank or the Agent, (iv) which has been publicly disclosed through no commission or omission by a Bank or the Agent, (v) to the extent reasonably required in connection with any litigation to which the Agent, any Bank or their respective Affiliates may be a party, (vi) to the extent reasonably required in connection with the exercise of any remedy hereunder, (vii) to such Bank's or the Agent's legal counsel and independent auditors and (viii) to any actual or proposed Participant, Assignee or other Transferee of all or part of its rights hereunder which has agreed in writing to be bound by the provisions of this Section 9.09; provided that should disclosure of any such confidential information be required by virtue of clause
(ii) of the immediately preceding sentence, any relevant Bank or the Agent shall promptly notify the Borrower of same so as to allow the Borrower to seek a protective order or to take any other appropriate action; provided, further, that, neither any Bank nor the Agent shall be required to delay compliance with any directive to disclose any such information so as to allow the Borrower to effect any such action.

                 SECTION 9.10. Representation by Banks. Each Bank hereby represents that it is a commercial lender or financial institution which makes loans in the ordinary course of its business and that it will make its Loans hereunder for its own account in the ordinary course of such business; provided, however that, subject to Section 9.08, the disposition of the Note or Notes held by that Bank shall at all times be within its exclusive control.

                 SECTION 9.11. Obligations Several. The obligations of each Bank hereunder are several, and no Bank shall be responsible for the obligations or commitment of any other Bank hereunder. Nothing contained in this Agreement and no action taken by the Banks pursuant hereto shall be deemed to constitute the Banks to be a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Bank shall be a separate and independent debt, and each Bank shall be entitled to protect and enforce its rights arising out of this Agreement or any other Loan Document and it shall not be necessary for any other Bank to be joined as an additional party in any proceeding for such purpose.

                 SECTION 9.12. North Carolina Law. This Agreement and each Note shall be construed in accordance with and governed by the law of the State of North Carolina.

                 SECTION 9.13. Severability. In case any one or more of the provisions contained in this Agreement, the Notes or any of the other Loan Documents should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby and shall be enforced to the greatest extent permitted by law.

                 SECTION 9.14. Interest. In no event shall the amount of interest, and all charges, amounts or fees contracted for, charged or collected pursuant to this Agreement, the Notes or the other Loan Documents and deemed to be interest under applicable law (collectively, "Interest") exceed the highest rate of interest allowed by applicable law (the "Maximum Rate"), and in the event any such payment is inadvertently received by any Bank, then the excess sum (the "Excess") shall be credited as a payment of principal, unless the Borrower shall notify such Bank in writing that it elects to have the Excess returned forthwith. It is the express intent hereof that the Borrower not pay and the Banks not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by the Borrower under applicable law. The right to accelerate maturity of any of the Loans does not include the right to accelerate any interest that has not otherwise accrued on the date of such acceleration, and the Agent and the Banks do not intend to collect any unearned interest in the event of any such acceleration. All monies paid to the Agent or the Banks hereunder or under any of the Notes or the other Loan Documents, whether at maturity or by prepayment, shall be subject to rebate of unearned interest as and to the extent required by applicable law. By the execution of this Agreement, the Borrower covenants, to the fullest extent permitted by law, that (i) the credit or return of any Excess shall constitute the acceptance by the Borrower of such Excess, and (ii) the Borrower shall not seek or pursue any other remedy, legal or equitable , against the Agent or any Bank, based in whole or in part upon contracting for charging or receiving any Interest in excess of the Maximum Rate. For the purpose of determining whether or not any Excess has been contracted for, charged or received by the Agent or any Bank, all interest at any time contracted for, charged or received from the Borrower in connection with this Agreement, the Notes or any of the other Loan Documents shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread in equal parts throughout the full term of the Commitments. The Borrower, the Agent and each Bank shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment as an expense, fee or premium rather than as Interest and (ii) exclude voluntary prepayments and the effects thereof. The provisions of this Section shall be deemed to be incorporated into each Note and each of the other Loan Documents (whether or not any provision of this Section is referred to therein). All such Loan Documents and communications relating to any Interest owed by the Borrower and all figures set forth therein shall, for the sole purpose of computing the extent of obligations hereunder and under the Notes and the other Loan Documents be automatically recomputed by the Borrower, and by any court considering the same, to give effect to the adjustments or credits required by this Section.

                 SECTION 9.15. Interpretation. No provision of this Agreement or any of the other Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

                 SECTION 9.16. Waiver of Jury Trial; Consent to Jurisdiction. The Borrower (a) and each of the Banks and the

Agent irrevocably waives, to the fullest extent permitted by law, any and all right to trial by jury in any legal proceeding arising out of this Agreement, any of the other Loan Documents, or any of the transactions contemplated hereby or thereby, (b) submits to the nonexclusive personal jurisdiction in the State of North Carolina, the courts thereof and the United States District Courts sitting therein, for the enforcement of this Agreement, the Notes and the other Loan Documents, (c) waives any and all personal rights under the law of any jurisdiction to object on any basis (including, without limitation, inconvenience of forum) to jurisdiction or venue within the State of Georgia for the purpose of litigation to enforce this Agreement, the Notes or the other Loan Documents, and (d) and each of the Banks and the Agent agrees that service of process may be made upon it in the manner prescribed in Section 9.01 for the giving of notice to the Borrower. Nothing herein contained, however, shall prevent the Agent from bringing any action or exercising any rights against any security and against the Borrower personally, and against any assets of the Borrower, within any other state or jurisdiction.

                 SECTION 9.17. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                 SECTION 9.18. Source of Funds -- ERISA. Each of the Banks hereby severally (and not jointly) represents to the Borrower that no part of the funds to be used by such Bank to fund the Loans hereunder from time to time constitutes (i) assets allocated to any separate account maintained by such Bank in which any employee benefit plan (or its related trust) has any interest nor (ii) any other assets of any employee benefit plan. As used in this Section, the terms "employee benefit plan" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

               [Signatures are contained on the following pages.]

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, under seal, by their respective authorized officers as of the day and year first above written.


                                  GUILFORD MILLS, INC.             (SEAL)


                                  By:
                                     ------------------------------------
                                     Title:

                                  Guilford Mills, Inc.
                                  4925 West Market Street
                                  Greensboro, NC 27407
                                  Attention: Terrence E. Geremski
                                  Telecopier number: 910-316-4056
                                  Confirmation number: 910-316-4136


                                  WACHOVIA BANK OF GEORGIA, N.A.,
                                  as Agent                         (SEAL)


                                  By:
                                     ------------------------------------
                                     Title:

                                  Wachovia Bank of Georgia, N.A.
                                  191 Peachtree Street, N.E.
                                  Atlanta, GA 30303-1757
                                  Attention: Syndications Group
                                  Telecopier number: 404-332-4005
                                  Confirmation number:  404-332-6971


$24,000,000.00                    WACHOVIA BANK OF NORTH
                                  CAROLINA, N.A.                   (SEAL)

                                  By:
                                     ------------------------------------
                                     Title:

                                  Lending Office
                                  --------------
                                  Wachovia Bank of North
                                  Carolina, N.A.
                                  301 North Main Street - MC 32061
                                  Winston-Salem, NC 27150
                                  Attention: W. Stanton Laight
                                  Telecopier number: 910-761-6458
                                  Confirmation number: 910-770-5924

                                  BANK OF TOKYO, LTD.,
                                  ATLANTA AGENCY                        (SEAL)


$21,000,000.00                    By:
                                     -----------------------------------------
                                     Title:

                                  Lending Office:
                                  --------------
                                  5050 Georgia-Pacific Center
                                  133 Peachtree Street, N.E.
                                  Atlanta, Georgia 30303
                                  Attention: Richard S. Davis, VP
                                  Telecopier number: 404-577-1155
                                  Confirmation number: 404-577-2960


$21,000,000.00                    FIRST UNION NATIONAL BANK             (SEAL)
                                  OF NORTH CAROLINA


                                  By:
                                     -----------------------------------------
                                     Title:

                                  Lending Office:
                                  --------------
                                  300 North Greene Street
                                  P.O. Box 21965
                                  Greensboro, NC 27420
                                  Attention: Richard J. Rizzo, Jr.
                                  Telecopier number: 910-378-4043
                                  Confirmation number: 910-378-4049


$21,000,000.00                    MORGAN GUARANTY TRUST                 (SEAL)
                                  COMPANY OF NEW YORK


                                  By:
                                     -----------------------------------------
                                     Title:

                                  Lending Office:
                                  --------------
                                  60 Wall Street, 22nd Floor
                                  New York, NY 10260-0060
                                  Attention: John H. Chaplin
                                  Telecopier number: 212-648-5336
                                  Confirmation number: 212-647-9746

$21,000,000.00                    NATIONSBANK, N.A.
                                  (CAROLINAS)                           (SEAL)


                                  By:
                                     -----------------------------------------
                                     Title:

                                  Lending Office:
                                  --------------
                                  Corporate Textile & Apparel Group
                                  100 North Tryon Street
                                  NC1-008-08-11
                                  Charlotte, NC 28255
                                  Attention: Alison H. Mewborne, SVP
                                  Telecopier number: 704-386-1270
                                  Confirmation number: 704-386-6736


$21,000,000.00                    NBD BANK                              (SEAL)


                                  By:
                                     -----------------------------------------
                                     Title:

                                  Lending Office:
                                  --------------
                                  611 Woodward Avenue
                                  Detroit, Michigan 48226
                                  Attention: James D. Heinz, VP
                                  Telecopier number: 313-225-2649
                                  Confirmation number: 313-225-4227


$21,000,000.00                    ABN AMRO Bank N.V.                    (SEAL)


                                  By:
                                     -----------------------------------------
                                     Title:

                                  By:
                                     -----------------------------------------
                                     Title:

                                  Lending Office:
                                  --------------
                                  One Ravinia Drive
                                  Suite 1200
                                  Atlanta, Georgia 30346
                                  Attention: Patrick A. Thom
                                  Telecopier number: 770-395-9188
                                  Confirmation number: 770-399-7381

------------------


TOTAL COMMITMENTS:

$150,000,000

                                                                     EXHIBIT A-1


                      FORM OF SYNDICATED DOLLAR LOAN NOTE

                                Atlanta, Georgia
                               September 26, 1995


                 For value received, GUILFORD MILLS, INC., a Delaware corporation (the "Borrower"), promises to pay to the order of __________________________________________________, a ____________________ (the
"Bank"), for the account of its Lending Office, the principal sum of ___________________________________ AND NO/100 DOLLARS ($____________), or such lesser amount as shall equal the unpaid principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Syndicated Dollar Loan Note on the dates and at the rate or rates provided for Syndicated Dollar Loans in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank of Georgia, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303-1757, or such other address as may be specified from time to time pursuant to the Credit Agreement.

                 All Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

                 This Syndicated Dollar Loan Note is one of the Syndicated Dollar Loan Notes referred to in the Credit Agreement dated as of September 26, 1995 among the Borrower, the Banks listed on the signature pages thereof and Wachovia Bank of Georgia, N.A., as Agent (as the same may be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings.

Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof, as well as the obligation of the Borrower to pay all costs of collection, including reasonable attorneys fees, in the event this Syndicated Loan Note is collected by law or through an attorney at law.

                 The Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

                 IN WITNESS WHEREOF, the Borrower has caused this Syndicated Dollar Loan Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.


                                        GUILFORD MILLS, INC.        (SEAL)


                                        By:
                                           ------------------------------
                                        Title:

               LOANS AND PAYMENTS OF PRINCIPAL
---------------------------------------------------------------
        Base Rate,    Amount    Amount of
        Euro-         of        Principal    Maturity   Notation
Date    Dollar Loan   Loan      Repaid       Date       Made By

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

--------------------------------------------------------------

                                                                     EXHIBIT A-2


                 FORM OF SYNDICATED FOREIGN CURRENCY LOAN NOTE

                                Atlanta, Georgia
                               September 26, 1995


               For value received, GUILFORD MILLS, INC., a Delaware corporation (the "Borrower"), promises to pay to the order of __________________________________________________, a ____________________ (the
"Bank"), for the account of its Lending Office, the outstanding principal amount of the Foreign Currency Loans made by the Bank to the Borrower as Foreign Currency Loans pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Note on the dates and at the rate or rates provided for Foreign Currency Loans in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the applicable Foreign Currency in immediately available funds at the office of Wachovia Bank of Georgia, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303-1757, or such other address as may be specified from time to time pursuant to the Credit Agreement.

               All Foreign Currency Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

               This Note is one of the Syndicated Foreign Currency Loan Notes referred to in the Credit Agreement dated as of September 26, 1995 among the Borrower, the Banks listed on the signature pages thereof and Wachovia Bank of Georgia, N.A., as Agent (as the same may be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof, as well as the obligation of the Borrower to pay all costs of collection, including reasonable attorneys fees, in the event this Syndicated Foreign Currency Loan Note is collected by law or through an attorney at law.

               The Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

               IN WITNESS WHEREOF, the Borrower has caused this Syndicated Foreign Currency Loan Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.


                                        GUILFORD MILLS, INC.        (SEAL)


                                        By:
                                           -------------------------------
                                        Title:

                  SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
                                       TO

                          NOTE OF GUILFORD MILLS, INC.
                            DATED SEPTEMBER 26, 1995


            Principal
            Amount of     Maturity     Principal
            Loan and      of Interest  Amount        Unpaid
Date        Currency      Period       Paid          Balance
------------------------------------------------------------

                                                                     EXHIBIT A-3


                             MONEY MARKET LOAN NOTE

                            As of September 26, 1995


                 For value received, GUILFORD MILLS, INC., a Delaware corporation (the "Borrower"), promises to pay to the order of ____________________________________________, a _______________ (the "Bank"),
for the account of its Lending Office, the principal sum of ONE HUNDRED FIFTY MILLION AND NO/100 DOLLARS ($150,000,000), or such lesser amount as shall equal the unpaid principal amount of each Money Market Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Money Market Loan Note on the dates and at the rate or rates provided for in the Credit Agreement referred to below. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank of Georgia, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303-1757, or such other address as may be specified from time to time pursuant to the Credit Agreement.

                 All Money Market Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

                 This Money Market Loan Note is one of the Money Market Loan Notes referred to in the Credit Agreement dated as of September 26, 1995 among the Borrower, the Banks listed on the signature pages thereof, Wachovia Bank of Georgia, N.A., as Agent (as the same may be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof, as well as the obligation of the Borrower to pay all costs of collection, including reasonable attorneys fees, in the event this Money Market Loan Note is collected by law or through an attorney at law.

                 The Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.
                 IN WITNESS WHEREOF, the Borrower has caused this Money Market Loan Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.


                                                  GUILFORD MILLS, INC.    (SEAL)


                                        By:
                                           ------------------------------------
                                           Title:

                                       MONEY MARKET LOANS AND PAYMENTS OF PRINCIPAL
-------------------------------------------------------------------------------------------------------------------------
                                  Amount           Amount of               Stated
               Interest           of               Principal               Maturity           Notation
Date           Rate               Loan             Repaid                  Date               Made By

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

                                                                     EXHIBIT A-4


                                SWING LOAN NOTE

                                Atlanta, Georgia
                               September 26, 1995


                 For value received, GUILFORD MILLS, INC., a Delaware corporation (the "Borrower"), promises to pay to the order of WACHOVIA BANK OF NORTH CAROLINA, N.A., a national banking association (the "Bank"), for the account of its Lending Office, the principal sum of the Dollar Equivalent of Five Million and No/100 Dollars ($5,000,000), or such lesser amount as shall equal the unpaid principal amount of each Swing Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Swing Loan Note at the rate provided for Base Rate Loans, or, with respect to Foreign Currency Loans, at the applicable rate therefor set forth in the Credit Agreement, on the dates provided for in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States, or, with respect to Foreign Currency Loans, in the Foreign Currency in which made, in Federal or other immediately available funds at the office of Wachovia Bank of Georgia, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303-1757, or such other address as may be specified from time to time pursuant to the Credit Agreement.

                 All Swing Loans made by the Bank, the respective maturities thereof, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

                 This Swing Loan Note is the Swing Loan Note referred to in the Credit Agreement dated as of even date herewith among the Borrower, the Banks listed on the signature pages thereof and Wachovia Bank of Georgia, N.A., as Agent (as the same may be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof.


                 IN WITNESS WHEREOF, the Borrower has caused this Swing Loan Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.


                                        GUILFORD MILLS, INC.        (SEAL)


                                        By:
                                           -------------------------------
                                        Title:

               LOANS AND PAYMENTS OF PRINCIPAL
---------------------------------------------------------------
                 Foreign
       Amount    Currency     Amount of
       of        or Base      Principal   Maturity   Notation
Date   Loan      Rate Loan    Repaid      Date       Made By

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

                                                                     EXHIBIT B-2


                       OPINION OF WEIL, GOTSHAL & MANGES
                        Special Counsel to the Borrower

                               September 26, 1995



To the Banks and the
  Agent referred to herein
c/o Wachovia Bank of Georgia, N.A., as Agent
191 Peachtree Street, N.E.
Atlanta, Georgia  30303-1757
Attn:  Syndications Group


Gentlemen:

               We have acted as special counsel to Guilford Mills, Inc., a Delaware corporation (the "Company"), in connection with the execution and delivery of, and the consummation of the transactions contemplated by, the Credit Agreement, dated as of September 26, 1995 (the "Credit Agreement"), among the Company, the banks listed on the signature pages thereof (the "Banks") and Wachovia Bank of Georgia, N.A., as Agent (the "Agent"), pursuant to which the Company has established with the Banks a credit facility providing for revolving loans of up to $150,000,000 in the aggregate principal amount at any time outstanding. Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings as so defined. This opinion is being delivered to you pursuant to Section 3.01(c) of the Credit Agreement.

               In so acting, we have examined originals or copies, certified or otherwise identified to our satisfaction, of the Credit Agreement, the Notes, the Contribution Agreement, the Guaranty and such corporate records, agreements, documents and other instruments, and such certificates or comparable documents of public officials and of officers and representatives of the Company and Gold Mills, Inc., a Delaware corporation and a subsidiary of the Company (the "Guarantor"), and have made such inquiries of such officers and representatives, as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

               In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents. As to all questions of fact material to this opinion that have not been independently established, we have relied upon certificates or comparable documents of officers and representatives of the Company and upon the representations and warranties of the Company contained in the Credit Agreement. As used herein, "to our knowledge" means the conscious awareness of facts or other information by any lawyer in our firm actively involved in negotiating the transactions contemplated by the Credit Agreement.

               Based on the foregoing, and subject to the qualifications stated herein, we are of the opinion that:

               1. Each of the Company and the Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own its properties and to carry on its business as now being conducted.

               2. The Company has all requisite corporate power and authority to execute and deliver the Credit Agreement, the Notes and the Contribution Agreement and to perform its obligations thereunder. The execution, delivery and performance by the Company of the Credit Agreement, the Notes and the Contribution Agreement and the consummation by the Company of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company. The Credit Agreement, the Notes and the Contribution Agreement have been duly and validly executed and delivered by the Company and (assuming (A) the due authorization, execution and delivery of the Credit Agreement by the Banks and the Agent, and (B) that the applicable laws of North Carolina are the same as the laws of New York that would be applicable if the Credit Agreement, the Notes and the Contribution Agreement were governed by New York law) constitute the legal, valid and binding obligations of the Company, enforceable against it in accordance with their respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity), and except that no opinion is expressed with respect to (i) the enforceability of
Section 9.05 of the Credit Agreement to the extent purporting to grant set-off rights to participants in the Notes or (ii) the perfection or priority of any liens granted pursuant to the Credit Agreement.

               3. The Guarantor has all requisite corporate power and authority to execute and deliver the Guaranty and the Contribution Agreement and to perform its obligations thereunder. The execution, delivery and performance by the Guarantor of the Guaranty and the Contribution Agreement and the consummation by the Guarantor of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Guarantor. The Guaranty and the Contribution Agreement have been duly and validly executed and delivered by the Guarantor and (assuming that the applicable laws of North Carolina are the same as the laws of New York that would be applicable if the Guaranty were governed by New York law) constitute the legal, valid and binding obligations of the Guarantor, enforceable against it in accordance with their respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity), and except that no opinion is expressed with respect to the enforceability of Section 13 of the Guaranty pursuant to which the Guarantor consents to jurisdiction in the State of North Carolina.

               4. To our knowledge, there is no litigation, proceeding or governmental investigation pending or overtly threatened against the Company that relates to any of the transactions contemplated by the Credit Agreement, the Notes or the Contribution Agreement which, (i) if adversely determined, would have a material adverse effect on the business, assets or financial condition of the Company and its Subsidiaries taken as a whole, or (ii) questions the validity or enforceability of the Credit Agreement, the Notes or the Contribution Agreement.

               5. To our knowledge, no consent, approval, waiver, license or authorization or other action by or filing with any New York, Delaware corporate or federal governmental authority is required in connection with the execution and delivery by the Company of the Credit Agreement, the Notes or the Contribution Agreement or by the Guarantor of the Guaranty or the Contribution Agreement (other than pursuant to federal or state securities or blue sky laws, as to which we express no opinion) or the consummation by the Company or the Guarantor of the transactions contemplated thereby.

               6. The execution and delivery of the Credit Agreement, the Notes, the Guaranty and the Contribution Agreement, the consummation of the transactions contemplated thereby and compliance by the Company or the Guarantor with any of the provisions thereof will not (A) conflict with, constitute a default under or violate (i) any of the terms, conditions or provisions of the certificate of incorporation or by-laws of the Company or the Guarantor, (ii) any of the terms, conditions or provisions of any material document, agreement or other instrument to which the Company is a party or by which it is bound of which we are aware, (iii) any New York, Delaware corporate or federal law or regulation (other than federal and state securities or blue sky laws, as to which we express no opinion), or (iv) any judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on the Company of which we are aware, or (B) to our knowledge, except as otherwise provided in the Credit Agreement, result in the creation or imposition of any lien, charge or encumbrance upon any assets of the Company.

               7. Neither the Company nor the Guarantor is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

               8. Neither the Company nor the Guarantor is a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

               The opinions expressed herein are limited to the laws of the State of New York, the corporate laws of the State of Delaware and the federal laws of the United States, and we express no opinion as to the effect on the matters covered by this letter of the laws of any other jurisdiction.

               The opinions expressed herein are rendered solely for your benefit in connection with the transactions described herein. Those opinions may not be used or relied upon by any other person, except an Assignee or Participant, nor may this letter or any copies hereof be furnished to a third party, filed with a governmental agency, quoted, cited or otherwise referred to without our prior written consent, except to an Assignee, a Participant, a prospective Assignee or a prospective Participant.

                                        Very truly yours,

                                                                     EXHIBIT B-2




                         OPINION OF ROBERT A. EMKEN, JR
                       Associate Counsel of the Borrower


                               September 26, 1995


To the Banks and Agent referred to herein
c/o Wachovia Bank of Georgia, N.A., as Agent
191 Peachtree Street, N.E.
Atlanta, Georgia 30303-1757
Attn:  Syndications Group

Gentlemen:

       As Associate Counsel of Guilford Mills, Inc., a Delaware corporation (the "Company"), I am generally familiar with the legal affairs of the Company and its Subsidiaries and am familiar with the actions taken by the Company with respect to the execution and delivery of, and with the transactions contemplated under, the Credit Agreement, dated as of September 26, 1995 (the "Credit Agreement"), among the Company, the banks listed on the signature pages thereof (the "Banks") and Wachovia Bank of Georgia, N.A., as Agent (the "Agent"), pursuant to which the Company has established with the Banks a credit facility providing for revolving loans of up to $150,000,000 in the aggregate principal amount at any time outstanding. Terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement. This opinion is being delivered to you pursuant to Section 3.01(c) of the Credit Agreement.

       In connection with rendering this opinion, I have examined originals or copies, certified or otherwise identified to my satisfaction, of the Credit Agreement, the Notes, the Guaranty, the Contribution Agreement and such corporate records, agreements, documents and other instruments, and such certificates or comparable documents of public officials, and have made such other investigations as I have deemed relevant and necessary. In such examination, I have assumed the genuineness of all signatures (other than signatures of the officers of the Company and its Subsidiaries), the legal capacity of natural persons, the authenticity of all documents submitted to me as originals, the conformity to original documents of documents submitted to me as certified or photostatic copies and the authenticity of the originals of such latter documents. With respect to (i) the due incorporation and valid existence of the Company, (ii) the requisite corporate power and authority of the Company and Gold Mills, Inc., a Delaware corporation (the "Guarantor"), to enter into and perform the Credit Agreement, the Notes, the Contribution Agreement and the Guaranty and (iii) the due authorization, execution and delivery of the Credit Agreement, the Notes, the Contribution Agreement and the Guaranty by the Company and the Guarantor, I have relied, with your permission, on the opinion attached hereto of Weil, Gotshal & Manges, special counsel to the Borrower.

       Based upon and subject to the foregoing and to the qualifications, limitations, exceptions and assumptions set forth below, I am of the opinion that:

               1. Each Subsidiary of the Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to own its properties and to carry on its business as now being conducted.

               2. There is no litigation, proceeding or governmental investigation pending or, to my knowledge, overtly threatened against the Company or the Guarantor which, if adversely determined, would have a material adverse effect upon the business, assets or financial condition of the Company and its Subsidiaries taken as a whole.

               3. The execution and delivery of the Credit Agreement, the Notes, the Guaranty and the Contribution Agreement, the consummation of the transactions contemplated thereby and compliance by the Company and the Guarantor with any of the provisions thereof will not (A) violate, conflict with or constitute a default under (i) any of the terms, conditions or provisions of the certificate of incorporation or by-laws of the Company or the Guarantor, (ii) any material instrument, agreement or contract to which the Company or the Guarantor is a party, or by which the Company or the Guarantor is bound, or (iii) any judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on the Company or the Guarantor, or
(B) except as otherwise provided in the Credit Agreement, result in the creation or imposition of any lien, charge or encumbrance upon any assets of the Company or the Guarantor.

               4. The Credit Agreement, the Notes and the Contribution Agreement (assuming the due authorization, execution and delivery of the Credit Agreement by the Banks and the Agent) constitute the legal, valid and binding obligations of the Company, and the Guaranty and the Contribution Agreement constitute the legal, valid and binding obligations of the Guarantor, enforceable against each of them in accordance with their respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity), and except that no opinion is expressed with respect to (i) the enforceability of Section 9.05 of the Credit Agreement to the extent purporting to grant set-off rights to participants in the Notes or (ii) the perfection or priority of any liens granted pursuant to the Credit Agreement.

               5. No consent, approval, waiver, license or authorization or other action by or filing with any North Carolina governmental authority is required in connection with the execution and delivery by the Company of the Credit Agreement, the Notes or the Contribution Agreement or by the Guarantor of the Guaranty or the Contribution Agreement (other than pursuant to state securities or blue sky laws, as to which I express no opinion) or the consummation by the Company or the Guarantor of the transactions contemplated thereby.

       I have no obligation to update my opinions for events occurring after the date of this letter. Any reference herein to laws or regulations shall be construed to refer to such laws or regulations in effect on the date of this letter. My opinions expressed herein are limited to matters involving the laws of the State of North Carolina, and I express no opinion as to the effect on the matters covered by this letter of the laws of any other jurisdiction.

       My opinions expressed herein are solely for the information and benefit of Agent and the Banks in connection with the transactions described herein. Those opinions may not be used or relied upon by any other person, except an Assignee or Participant, nor may this letter or any copies hereof be furnished to a third party, filed with a governmental agency, quoted, cited or otherwise referred to without my prior written consent, except to an Assignee, a Participant, a prospective Assignee or a prospective Participant.

                                        Very truly yours,


                                        Robert A. Emken, Jr.
                                        Associate Counsel

                                                                       EXHIBIT C


                                   OPINION OF
                  JONES, DAY, REAVIS & POGUE, SPECIAL COUNSEL
                                 FOR THE AGENT

                                         September 26, 1995

To the Banks and the Agent
Referred to Below
c/o Wachovia Bank of Georgia, N.A.,
as Agent
191 Peachtree Street, N.E.
Atlanta, Georgia 30303-1757
Attn: Syndications Group

Dear Sirs:

               We have participated in the preparation of the Credit Agreement (the "Credit Agreement") dated as of September 26, 1995, among Guilford Mills, Inc., a Delaware corporation (the "Borrower"), the banks listed on the signature pages thereof (the "Banks") and Wachovia Bank of Georgia, N.A., as Agent (the "Agent"), and have acted as special counsel for the Agent for the purpose of rendering this opinion pursuant to Section 3.01(d) of the Credit Agreement. Terms defined in the Credit Agreement are used herein as therein defined.

               This opinion letter is limited by, and is in accordance with, the January 1, 1992 edition of the Interpretive Standards applicable to Legal Opinions to Third Parties in Corporate Transactions adopted by the Legal Opinion Committee of the Corporate and Banking Law Section of the State Bar of Georgia which Interpretive Standards are incorporated herein by this reference.

               We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

               Upon the basis of the foregoing, and assuming the due authorization, execution and delivery of the Credit Agreement, the Contribution Agreement and each of the Notes by or on behalf of the Borrower, and of the Guaranty and the Contribution Agreement by each the Guarantor, we are of the opinion that each of the Credit Agreement, the Contribution Agreement and the Guaranty constitutes a valid and binding agreement of the Borrower and the Guarantor, respectively, and each Note constitutes valid and binding obligations of the Borrower, in each case enforceable in accordance with its terms except as: (i) the enforceability thereof may be affected by bankruptcy, insolvency, reorganization, fraudulent conveyance, voidable preference, moratorium or similar laws applicable to creditors' rights or the collection of debtors' obligations generally; (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability; and (iii) the enforceability of certain of the remedial, waiver and other provisions of the Credit Agreement, the Contribution Agreement, the Notes and the Guaranty may be further limited by the laws of the State of Georgia; provided, however, such additional laws do not, in our opinion, substantially interfere with the practical realization of the benefits expressed in the Credit Agreement and the Notes, except for the economic consequences of any procedural delay which may result from such laws.

       In giving the foregoing opinion, we express no opinion as to the effect (if any) of any law of any jurisdiction except the State of Georgia. We express no opinion as to the effect of the compliance or noncompliance of the Agent or any of the Banks with any state or federal laws or regulations applicable to the Agent or any of the Banks by reason of the legal or regulatory status or the nature of the business of the Agent or any of the Banks.

       This opinion is delivered to you in connection with the transaction referenced above and may only be relied upon by you and any Assignee, Participant or other Transferee under the Credit Agreement without our prior written consent.

                                        Very truly yours,

                                                                       EXHIBIT D


                           ASSIGNMENT AND ACCEPTANCE
                           Dated __________ __, ____


               Reference is made to the Credit Agreement dated as of September 26, 1995 (together with all amendments and modifications thereto, the "Credit Agreement") among Guilford Mills, Inc. a Delaware corporation (the "Borrower"), the Banks (as defined in the Credit Agreement) and Wachovia Bank of Georgia, N.A., as Agent (the "Agent"). Terms defined in the Credit Agreement are used herein with the same meaning.

        _________________________________________ (the "Assignor") and
________________________________________ (the "Assignee") agree as follows:

               1. The Assignor hereby sells and assigns to the Assignee, without recourse to the Assignor, and the Assignee hereby purchases and assumes from the Assignor, a ______% interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the Effective Date (as defined below) (including, without limitation, a ____ % interest (which on the Effective Date hereof is $__________) in the Assignor's Commitment and a ______ interest (which on the Effective Date hereof is $_______________) in the Syndicated Loans [and Money Market Loans] owing to the Assignor and a ___% interest in the Note[s] held by the Assignor (which on the Effective Date hereof is $__________).

               2. The Assignor (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder, that such interest is free and clear of any adverse claim and that as of the date hereof its Commitment (without giving effect to assignments thereof which have not yet become effective) is $__________ and the aggregate outstanding principal amount of Syndicated Loans [and Money Market Loans] owing to it (without giving effect to assignments thereof which have not yet become effective) is $_________________; (ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto; and (iii) attaches the

Note[s] referred to in paragraph 1 above and requests that the Agent exchange such Note[s] for [(x)] a new Syndicated Dollar Loan Note dated ________________, ____ in the principal amount of $__________ , a new
Syndicated Foreign Currency Loan Note dated __________________, ____ in the principal amount of $__________ and a new Money Market Loan Note in the principal amount of $___________, [and a new Swing Loan Note,] each payable to the order of the Assignee [and (y) a new Syndicated Dollar Loan Note dated ________________, ____ in the principal amount of $__________ , a new
Syndicated Foreign Currency Loan Note dated __________________, ____ in the principal amount of $__________ and a new Money Market Loan Note in the principal amount of $___________, each payable to the order of the Assignor].

       3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 4.04(a) thereof (or any more recent financial statements of the Borrower delivered pursuant to Section 5.01(a) or (b) thereof) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is a bank or financial institution; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank;
(vi) specifies as its Lending Office (and address for notices) the office set forth beneath its name on the signature pages hereof, (vii) represents and warrants that the execution, delivery and performance of this Assignment and Acceptance are within its corporate powers and have been duly authorized by all necessary corporate action (viii) makes the representation and warranty contained in Section 9.18 of the Credit Agreement [, and (ix) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining Assignee's total exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement and the Notes.

               4. The Effective Date for this Assignment and Acceptance shall be __________, ____ (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for execution and acceptance by the Agent and to the Borrower for execution by the Borrower.

               5. Upon such execution and acceptance by the Agent [and execution by the Borrower] [IF REQUIRED BY THE CREDIT AGREEMENT], from and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent rights and obligations have been transferred to it by this Assignment and Acceptance, have the rights and obligations of a Bank thereunder and (ii) the Assignor shall, to the extent its rights and obligations have been transferred to the Assignee by this Assignment and Acceptance, relinquish its rights (other than under Sections 8.03, 9.03 and 9.04 of the Credit Agreement) and be released from its obligations under the Credit Agreement.

               6. Upon such execution and acceptance by the Agent [and execution by the Borrower] [IF REQUIRED BY THE CREDIT AGREEMENT], from and after the Effective Date, the Agent shall make all payments in respect of the interest assigned hereby to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments for periods prior to such acceptance by the Agent directly between themselves.

               7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of Georgia.


                                                 [NAME OF ASSIGNOR]


                                                 By:
                                                    ---------------------------
                                                    Title:


                                                 [NAME OF ASSIGNEE]


                                                 By:
                                                    ---------------------------
                                                    Title:


                                                 Lending Office:
                                                 [Address]

                                                 WACHOVIA BANK OF GEORGIA, N.A.,
                                                 As Agent

                                                 By:
                                                    --------------------------
                                                    Title:

                                       GUILFORD MILLS, INC.
                                       IF REQUIRED BY THE CREDIT AGREEMENT.


                                       By:
                                          --------------------------
                                          Title:

                                                                       EXHIBIT E


                              NOTICE OF BORROWING

_____________________, _____


Wachovia Bank of Georgia, N.A., as Agent
191 Peachtree Street, N.E.
Atlanta, Georgia  30303-1757
Attention:  Syndications Group

         Re: Credit Agreement (as amended and modified from time to time, the "Credit Agreement") dated as of September 26, 1995, by and among Guilford Mills, Inc., the Banks from time to time parties thereto, and Wachovia Bank of Georgia, N.A., as Agent.

Gentlemen:

         Unless otherwise defined herein, capitalized terms used herein shall have the meanings attributable thereto in the Credit Agreement.

         This Notice of Borrowing is delivered to you pursuant to Section 2.02 of the Credit Agreement.

         The Borrower hereby requests a [Syndicated Borrowing] which is a [Euro-Dollar Borrowing] [Base Rate Borrowing] [Swing Loan Borrowing][Foreign Currency Borrowing in][SPECIFY FOREIGN CURRENCY] in the aggregate principal amount of [the Dollar Equivalent of] $___________ to be made on ______________, ____, and for interest to accrue thereon at the rate established by the Credit Agreement for [Euro-Dollar Loans] [Base Rate Loans] [Foreign Currency Loans]. The duration of the Interest Period with respect thereto shall be [1 month] [2 months] [3 months] [6 months] [30 days] [60 days] [90 days] [120 days].

         The Borrower has caused this Notice of Borrowing to be executed and delivered by its duly authorized officer this _____ day of ___________, _____.


                              GUILFORD MILLS, INC.



                              By:_______________________________
                              Title:

                                                                       EXHIBIT F


                             COMPLIANCE CERTIFICATE

                 Reference is made to the Credit Agreement dated as of September 26, 1995 (as modified and supplemented and in effect from time to time, the "Credit Agreement") among Guilford Mills, Inc., the Banks from time to time parties thereto, and Wachovia Bank of Georgia, N.A., as Agent. Capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

                 Pursuant to Section 5.01(c) of the Credit Agreement, _______________, the duly authorized ____________________ of Guilford Mills,
Inc., hereby (i) certifies to the Agent and the Banks that the information contained in the Compliance Check List attached hereto is true, accurate and complete as of ______________, ____, and that no Default is in existence on and as of the date hereof and (ii) restates and reaffirms that the representations and warranties contained in Article IV of the Credit Agreement are true on and as of the date hereof as though restated on and as of this date.


                                        GUILFORD MILLS, INC.



                                        By:
                                           -------------------------
                                        Title:

                             COMPLIANCE CHECK LIST
                              GUILFORD MILLS, INC.
                            _______________________

                              _____________, _____

1.       Loans and Advances (Section 5.15)

         Neither the Borrower nor any of its Subsidiaries shall make loans or advances to any Person except as permitted by Section 5.16 and except:
         (i) loans or advances to employees not exceeding $1,000,000 in the aggregate principal amount outstanding at any time, in each case made in the ordinary course of business and consistent with practices existing on July 2, 1995; (ii) deposits required by landlords, government agencies or public utilities; (iii) loans or advances to Guarantors; and (iv) other loans or advances in an aggregate outstanding amount which, together with Investments permitted by clause (viii) of Section 5.16, do not exceed 10% of Consolidated Tangible Net Worth; provided that after giving effect to the making of any loans or advances permitted by clause (iv) of this Section, if there are any Loans outstanding at that time, no Default shall be in existence or be created thereby.

         (a)     To Employees                                       $
                                                                     ---------

                 Limitation                                         $1,000,000

         (b)     other loans and advances
                 pursuant to clause (iv)                            $
                                                                     ---------

         (c)     sum of (b) and amount in line (c)
                 of paragraph 2 below                               $
                                                                     ---------

         (d)     10% of Consolidated Tangible
                 Net Worth                                          $
                                                                     ---------

                 Limitation   (c) may not exceed (d)

2.       Investments (Section 5.16)

         Neither the Borrower nor any of its Subsidiaries shall make Investments in any Person except as permitted by Section 5.15 and except (i) Investments in direct obligations of the United States Government maturing within one year, (ii) Investments in certificates of deposit issued by a commercial bank whose credit is satisfactory to the Agent, (iii) Investments is commercial paper rated A1 or the equivalent thereof by Standard & Poor's Rating Group, a division of

         McGraw-Hill, Inc. or P1 or the equivalent thereof by Moody's Investors Service, Inc. and in either case maturing within 6 months after the date of acquisition, (iv) Investments in tender bonds the payment of the principal of and interest on which is fully supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated at least AA or the equivalent thereof by Standard & Poor's Corporation and Aa or the equivalent thereof by Moody's Investors Service, Inc., (v) Investments in Guarantors, (vi) Investments consisting of acquisitions of stock or assets of any Person which is in the same or a similar line of business to that of the Borrower (including, without limitation, manufacturing, sales, marketing, distribution or other activities relating to components or end-products used or produced in the textile, fabric, garment or apparel industries) and which, as a result of such acquisition, becomes a Subsidiary, (vii) Investments in Persons which are not Subsidiaries of the Borrower and which are in the same or a similar line of business to that of the Borrower (including those lines of business described in clause (vi) above) in an aggregate amount not to exceed 10% of Consolidated Total Assets and (viii) other Investments in an aggregate which, together with loans and advances permitted by clause (iv) of Section 5.15, do not exceed 10% of Consolidated Tangible Net Worth; provided that after giving effect to the making of any Investments permitted by clauses (vi) or (vii) of this Section, if there are any Loans outstanding at that time, no Default shall be in existence or be created thereby.


         (a)  Investments in persons who are not
              yet Subsidiaries pursuant to
              clause (vii)                            $_________

         (b)  10% of Consolidated Total Assets        $_________

              Limitation    (a) may not exceed (b)

         (c)  other Investments
              pursuant to clause (viii)               $_________

         (d)  sum of (c) and amount in line (b)
              of paragraph 1 above                    $_________

         (e)  10% of Consolidated Tangible
              Net Worth                               $_________

              Limitation   (d) may not exceed (e)

3.       Negative Pledge (Section 5.17)

         Neither the Borrower nor any Consolidated Subsidiary will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except: [ . . .]; (j) Liens not otherwise permitted by the foregoing paragraphs of this Section securing Debt (other than indebtedness represented by the Notes) in an aggregate principal amount at any time outstanding not to exceed 10% of Consolidated Tangible Net Worth.

         None of the Borrower's or any Consolidated Subsidiary's property is subject to any Lien securing Debt which is not permitted by paragraphs
         (a) through (i) of Section 5.18, except for:

                             COMPLIANCE CHECK LIST
                              GUILFORD MILLS, INC.
                            _______________________

                              _____________, _____

         Description of Lien and Property                     Amount of Debt
         subject to same                                      Secured
         --------------------------------                     --------------
         a.      ___________________________                   $_____________

         b.      ___________________________                   $_____________

         c.      ___________________________                   $_____________

         d.      ___________________________                   $_____________

         e.      ___________________________                   $_____________

         f.      ___________________________                   $_____________


                                                     Total     $
                                                                =============

         Limitation   10% of Consolidated
                      Tangible Net Worth                       $_____________

4.       Debt/Capital Ratio (Section 5.18)

         The Debt/Capital Ratio will not at any time exceed whichever is applicable of (i) so long as the aggregate amount of accounts sold as part of the securitization program described in Section 5.05(c)(2) over the life of such program does not exceed 10% of Consolidated Total Assets, 0.60 to 1.00 or (ii) otherwise, 0.55 to 1.00, in either case, calculated at the end of each Fiscal Quarter.

         (a)     Consolidated Funded Debt          Schedule - 1     $
                                                                     ----------

         (b)     Stockholder's Equity                               $
                                                                     ----------

         (c)     Sum of (a) plus (b)                                $
                                                                     ----------

         Actual Ratio of (a) to (c)
                                                                     ----------

         Maximum Ratio                                            [0.60 to 1.0]
                                                                  [0.55 TO 1.0]

                             COMPLIANCE CHECK LIST
                              GUILFORD MILLS, INC.
                            _______________________

                              _____________, _____


5.       Debt/ Cash Flow Ratio (Section 5.19)

         The Debt/Cash Flow Ratio will not at any time exceed 5.0 to 1.00.

         (a)  Consolidated Funded Debt    Schedule - 1      $
                                                             ---------

         (b)  Consolidated Cash Flow      Schedule - 2      $
                                                             ---------

6.       Debt of Significant Foreign Subsidiaries (Section 5.21)

         No Significant Foreign Subsidiary shall incur, create or permit to exist any Debt, other than Debt to the Borrower permitted hereby, in an aggregate amount outstanding at any time for all Significant Foreign Subsidiaries in excess of 10% of Consolidated Tangible Net Worth.

         (a) aggregate Debt of Significant
             Foreign Subsidiaries                               $
                                                                 ---------

         (b) 10% of Consolidated Tangible
             Net Worth                                          $
                                                                 ---------

             Limitation   (a) may not exceed (b)

                                                                    Schedule - 1

CONSOLIDATED FUNDED DEBT

                                           INTEREST
                                             RATE           MATURITY         TOTAL
                                           --------         --------         -----
Long-Term Debt
--------------
                                                                             $
  ----------------------------             --------         --------          ------
                                                                             $
  ----------------------------             --------         --------          ------
                                                                             $
  ----------------------------             --------         --------          -------
                                                                             $
  ----------------------------             --------         --------          -------
                                                                             $
  ----------------------------             --------         --------          -------
                 Total                                                       $
                                                                              ------

Capital Leases
--------------
                                                                             $
  ----------------------------             --------         --------          -------
                                                                             $
  ----------------------------             --------         --------          -------
                                                                             $
  ----------------------------             --------         --------          -------
                                                                             $
  ----------------------------             --------         --------          -------
                 Total                                                       $
                                                                              -------
Current Maturities of Long-Term Debt
------------------------------------
                                                                             $
  ----------------------------             --------         --------          ------
                                                                             $
  ----------------------------             --------         --------          ------
                                                                             $
  ----------------------------             --------         --------          -------
                                                                             $
  ----------------------------             --------         --------          -------
                                                                             $
  ----------------------------             --------         --------          -------
                 Total                                                       $
                                                                              -------

Short-Term Debt
---------------
                                                                             $
  ----------------------------             --------         --------          -------
                                                                             $
  ----------------------------             --------         --------          -------
                                                                             $
  ----------------------------             --------         --------          -------
                                                                             $
  ----------------------------             --------         --------          -------
                                                                             $
  ----------------------------             --------         --------          -------
                 Total                                                       $
                                                                              -------

Guarantees, including letters of credit having an expiry date which is one year or more from the date of measurement

                                                                             $
  ------------------------------------------------------------------          -------
                                                                             $
  ------------------------------------------------------------------          -------
                 Total                                                       $
                                                                              -------

                 Total Consolidated Funded Debt                              $
                                                                              =======

                                                                    Schedule - 2

CONSOLIDATED CASH FLOW

Consolidated Net Income for:
             quarter     -                                                   $
         ---         ---- --                                                  -----------
             quarter     -                                                   $
         ---         ---- --                                                  -----------
             quarter     -                                                   $
         ---         ---- --                                                  -----------
             quarter     -                                                   $
         ---         ---- --                                                  -----------
         Total                                                               $
                                                                              -----------
Depreciation for:
             quarter     -                                                   $
         ---         ---- --                                                  -----------
             quarter     -                                                   $
         ---         ---- --                                                  -----------
             quarter     -                                                   $
         ---         ---- --                                                  -----------
             quarter     -                                                   $
         ---         ---- --                                                  -----------
         Total                                                               $
                                                                              -----------
Amortization for:
             quarter     -                                                   $
         ---         ---- --                                                  -----------
             quarter     -                                                   $
         ---         ---- --                                                  -----------
             quarter     -                                                   $
         ---         ---- --                                                  -----------
             quarter     -                                                   $
         ---         ---- --                                                  -----------
         Total                                                               $
                 ---------                                                    -----------
Other non-cash charges for:
             quarter     -                                                   $
         ---         ---- --                                                  -----------
             quarter     -                                                   $
         ---         ---- --                                                  -----------
             quarter     -                                                   $
         ---         ---- --                                                  -----------
             quarter     -                                                   $
         ---         ---- --                                                  -----------
         Total                                                               $
                 ---------                                                    -----------
         Total Consolidated Cash Flow                                        $__________

                                                                       EXHIBIT G


                              GUILFORD MILLS, INC.

                              CLOSING CERTIFICATE


         Reference is made to the Credit Agreement (the "Credit Agreement") dated as of September 26, 1995, among Guilford Mills, Inc., the Banks listed therein, and Wachovia Bank of Georgia, N.A., as Agent. Capitalized terms used herein have the meanings ascribed thereto in the Credit Agreement.

         Pursuant to Section 3.01(e) of the Credit Agreement, ______________________________ , the duly authorized _______ ____________ of
Guilford Mills, Inc., hereby certifies to the Agent and the Banks that (i) no Default has occurred and is continuing as of the date hereof, and (ii) with respect to the representations and warranties of the Borrower contained in
Article IV, (x) if they are expressly qualified by materiality, they are true on and as of the date hereof, and (y) if they are not so qualified, they are true in all material respects on and as of the date hereof.

         Certified as of this 26th day of September, 1995.



                                        By:___________________________
                                        Printed Name:_________________
                                        Title:________________________

                                                                       EXHIBIT H

                              GUILFORD MILLS, INC.

                            SECRETARY'S CERTIFICATE

The undersigned, _____________________________________,
______________________________, Secretary of Guilford Mills, Inc., a
______________________________ corporation (the "Borrower"), hereby certifies that [s]he has been duly elected, qualified and is acting in such capacity and that, as such, [s]he is familiar with the facts herein certified and is duly authorized to certify the same, and hereby further certifies, in connection with the Credit Agreement dated as of September 26, 1995 among the Borrower, Wachovia Bank of Georgia, N.A. as Agent and as a Bank, and certain other Banks listed on the signature pages thereof, that:

         1. Attached hereto as Exhibit A is a complete and correct copy of the Certificate of Incorporation of the Borrower as in full force and effect on the date hereof as certified by the Secretary of State of the State of __________ _____, the Borrower's state of incorporation.

         2. Attached hereto as Exhibit B is a complete and correct copy of the Bylaws of the Borrower as in full force and effect on the date hereof.

         3. Attached hereto as Exhibit C is a complete and correct copy of the resolutions duly adopted by the Board of Directors of the Borrower on ______________ __, 1995 approving, and authorizing the execution and delivery of, the Credit Agreement, the Notes and the other Loan Documents (as such terms are defined in the Credit Agreement) to which the Borrower is a party. Such resolutions have not been repealed or amended and are in full force and effect, and no other resolutions or consents have been adopted by the Board of Directors of the Borrower in connection therewith.

         4.      _________________________, who is ____________________ of the
Borrower signed the Credit Agreement, the Notes and the other Loan Documents to which the Borrower is a party, was duly elected, qualified and acting as such at the time [s]he signed the Credit Agreement, the Notes and other Loan Documents to which the Borrower is a party, and [his/her] signature appearing on the Credit Agreement, the Notes and the other Loan Documents to which the Borrower is a party is [his/her] genuine signature.

IN WITNESS WHEREOF, the undersigned has hereunto set [his/her] hand as of the 26th day of September, 1995.

                                        ______________________________

                                                                       EXHIBIT I


                           MONEY MARKET QUOTE REQUEST





Wachovia Bank of Georgia, N.A.,
  as Agent
191 Peachtree Street, N.E.
Atlanta, Georgia  30303-1757
Attention:  Syndications Group

         Re:     Money Market Quote Request

                 This Money Market Quote Request is given in accordance with
Section 2.03 of the Credit Agreement (as amended or modified from time to time, the "Credit Agreement") dated as of September 26, 1995, among GUILFORD MILLS, INC., the Banks from time to time parties thereto, and WACHOVIA BANK OF GEORGIA, N.A., as Agent. Terms defined in the Credit Agreement are used herein as defined therein.

         The Borrower hereby requests that the Agent obtain quotes for a Money Market Borrowing based upon the following:

         1. The proposed date of the Money Market Borrowing shall be ______________, 19_____ (the "Money Market Borrowing Date").1*

         2. The aggregate amount of the Money Market Borrowing shall be $____________.2

         3. The Stated Maturity Date(s) applicable to the Money Market Borrowing shall be ______ days.3





________________________

* All numbered footnotes appear on the last page of this Exhibit I.

                                        Very truly yours,

                                        GUILFORD MILLS, INC.

                                        By:_____________________________________
                                        Title:

________________________

1        The date must be a Euro-Dollar Business Day.

2 The amount of the Money Market Borrowing is subject to Section 2.03(a) and (b).

3 The Stated Maturity Dates are subject to Section 2.03(b)(iii). The Borrower may request that up to 3 different Stated Maturity Dates be applicable to any Money Market Borrowing, provided that (i) each such Stated Maturity Date shall be deemed to be a separate Money Market Quote Request and (ii) the Borrower shall specify the amounts of such Money Market Borrowing to be subject to each such different Stated Maturity Date.

                                                                       EXHIBIT J
                               MONEY MARKET QUOTE

Wachovia Bank of Georgia, N.A.,
  as Agent
191 Peachtree Street, N.E.
Atlanta, Georgia 30303-1757
Attention:  Syndications Group

         Re:     Money Market Quote to Guilford Mills, Inc.

                 This Money Market Quote is given in accordance with Section 2.03(c)(ii) of the Credit Agreement (as amended or modified from time to time, the "Credit Agreement") dated as of September 26, 1995, among Guilford Mills, Inc. (the "Borrower"), the Banks from time to time parties thereto, and WACHOVIA BANK OF GEORGIA, N.A., as Agent. Terms defined in the Credit Agreement are used herein as defined therein.

                 In response to the Borrower's Money Market Quote Request dated ____________, ____, we hereby make the following Money Market Quote on the following terms:

         1.      Quoting Bank:

         2.      Person to contact at Quoting Bank:

         3.      Date of Money Market Borrowing:1*

         4. We hereby offer to make Money Market Loan(s) in the following maximum principal amounts for the following Interest Periods and at the following rates:


Maximum                                    Stated
Principal                                  Maturity
  Amount 2                                   Date  3                         Rate Per Annum4
---------                                  --------                          ---- --- -----



________________________

*      All numbered footnotes appear on the last page of this Exhibit J.

               We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Credit Agreement, irrevocably obligate(s) us to make the Money Market Loan(s) for which any offer(s) [is] [are] accepted, in whole or in part (subject to the last sentence of Section 2.03(c)(i) of the Credit Agreement).

                                    Very truly yours,

                                    [Name of Bank]



Dated:                              By:___________________________
                                        Authorized Officer
___________________________





________________________

1      As specified in the related Money Market Quote Request.

2 The principal amount bid for each Stated Maturity Date may not exceed the principal amount requested. Money Market Quotes must be made for at least $5,000,000 or a larger multiple of $1.000,000.

3      The Stated Maturity Dates are subject to Section 2.03(b)(iii).

4      Subject to Section 2.03(c)(ii)(C).

                                                                       EXHIBIT K



                                    GUARANTY


               THIS GUARANTY (this "Guaranty") is made as of the 26th day of September, 1995, by GOLD MILLS, INC., a Delaware corporation (the "Guarantor", which term shall include any Significant Domestic Subsidiary of Guilford Mills, Inc. which becomes a Guarantor pursuant to Section 15 hereof and Section 5.20 of the Credit Agreement referred to below, all of whom collectively are the "Guarantors") in favor of the Agent, for the ratable benefit of the Banks, under the Credit Agreement referred to below;


                               W I T N E S E T H


               WHEREAS, GUILFORD MILLS, INC., a Delaware corporation (the "Borrower"), and WACHOVIA BANK OF GEORGIA, N.A., as Agent (the "Agent"), and certain other Banks from time to time party thereto have entered into a certain Credit Agreement dated as of even date herewith (as it may be amended or modified further from time to time, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Banks to the Borrower which will the benefit the Guarantors;

               WHEREAS, it is required by Section 3.01(g) of the Credit Agreement, that the Guarantors execute and deliver this Guaranty whereby the Guarantors shall guarantee the payment when due of all principal, interest and other amounts that shall be at any time payable by the Borrower under the Credit Agreement, the Notes and the other Loan Documents; and

               WHEREAS, in consideration of the financial and other support that the Borrower has provided, and such financial and other support as the Borrower may in the future provide, to the Guarantors, whether directly or indirectly, and in order to induce the Banks and the Agent to enter into the Credit Agreement, the Guarantors are willing to guarantee the obligations of the Borrower under the Credit Agreement, the Notes, and the other Loan Documents;

               NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

               SECTION 1. Definitions. Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein.

               SECTION 2. Representations and Warranties. The Guarantors incorporate herein by reference as fully as if set forth herein all of the representations and warranties pertaining to the Guarantors (whether stated in their capacity as Guarantors or as Subsidiaries) contained in Article IV of the Credit Agreement (which representations and warranties shall be deemed to have been renewed by the Guarantors upon each Borrowing under the Credit Agreement).

               SECTION 3. Covenants. The Guarantors covenant that, so long as any Bank has any Commitment outstanding under the Credit Agreement or any amount payable under the Credit Agreement or any Note shall remain unpaid, the Guarantors will fully comply with those covenants set forth in Article V of the Credit Agreement pertaining to the Guarantors (whether stated in their capacity as Guarantors or as Subsidiaries), and the Guarantors incorporate herein by reference as fully as if set forth herein all of such covenants.

               SECTION 4. The Guaranty. The Guarantors hereby unconditionally and jointly and severally guarantee the full and punctual payment (whether at stated maturity, upon acceleration or otherwise) of the principal of and interest on each Note issued by the Borrower pursuant to the Credit Agreement, and the full and punctual payment of all other amounts payable by the Borrower under the Credit Agreement (including, without limitation, all Syndicated Loans and Swing Loans and interest thereon, and all compensation and indemnification amounts and fees payable pursuant to the Credit Agreement and the Agent's Letter Agreement (all of the foregoing obligations being referred to collectively as the "Guaranteed Obligations"). Upon failure by the Borrower to pay punctually any such amount, each of the Guarantors agrees that it shall forthwith on demand pay the amount not so paid at the place and in the manner specified in the Credit Agreement, the relevant Note or the relevant Loan Document, as the case may be.

               SECTION 5. Guaranty Unconditional. The obligations of the Guarantors hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

                        (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Borrower under the Credit Agreement, any Note, or any other Loan Document, by operation of law or otherwise or any obligation of any other guarantor of any of the Guaranteed Obligations;

                        (ii) any modification or amendment of or supplement to the Credit Agreement, any Note, or any other Loan Document;

                        (iii) any release, nonperfection or invalidity of any direct or indirect security for any obligation of the Borrower under the Credit Agreement, any Note, any Loan Document, or any obligations of any other guarantor of any of the Guaranteed Obligations;

                        (iv) any change in the corporate structure or ownership of the Borrower or corporate structure or ownership of any other Guarantor or any other guarantor of any of the Guaranteed Obligations, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower, or any other Guarantor or any other guarantor of the Guaranteed Obligations, or its assets or any resulting release or discharge of any obligation of the Borrower, or any other Guarantor or any other guarantor of any of the Guaranteed Obligations;

                        (v) the existence of any claim, setoff or other rights which the Guarantors may have at any time against the Borrower, any other Guarantor or any other guarantor of any of the Guaranteed Obligations, the Agent, any Bank or any other Person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                        (vi) any law, regulation, order, decree or directive (whether or not having the force of law) or any interpretation thereof, now or hereafter in effect in any jurisdiction, that purports to modify any of the terms of or rights of any Bank with respect to any Guaranteed Obligation or under the Credit Agreement or any other Loan Document or this Guaranty, including without limitation any law, regulation, order, decree or directive or interpretation thereof that purports to require or permit the satisfaction of any Guaranteed Obligation other than strictly in accordance with the terms of the Credit Agreement or any other Loan Document (such as by the tender of a currency other than the relevant Foreign Currency) or that restricts the procurement of the Foreign Currency by any Borrower or the Guarantor, or any agreement, whether or not signed by or on behalf of any Bank, in connection with the restructuring or rescheduling of public or private obligations in any Borrower's country, whether or not such agreement is stated to cause or permit the discharge of the Guaranteed Obligations prior to the final payment in full of the Guaranteed Obligations in the relevant Foreign Currency in strict accordance with the Credit Agreement or other Loan Documents;

                        (vii) any invalidity or unenforceability relating to or against the Borrower, or any other Guarantor or any other guarantor of any of the Guaranteed Obligations, for any reason related to the Credit Agreement, any other Loan Document, or any other Guaranty, or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower, or any other Guarantor or any other guarantor of the Guaranteed Obligations, of the principal of or interest on any Note or any other amount payable by the Borrower under the Credit Agreement, the Notes, or any other Loan Document; or

                        (viii) any other act or omission to act or delay of any kind by the Borrower, any other Guarantor or any other guarantor of the Guaranteed Obligations, the Agent, any Bank or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the Guarantors' obligations hereunder.

               SECTION 6. Discharge Only Upon Payment In Full; Reinstatement In Certain Circumstances. The Guarantors' obligations hereunder shall remain in full force and effect until all Guaranteed Obligations shall have been paid in full and the Commitments under the Credit Agreement shall have terminated or expired. If at any time any payment of the principal of or interest on any Note or any other amount payable by the Borrower under the Credit Agreement or any other Loan Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, the Guarantors' obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

               SECTION 7. Waiver of Notice by the Guarantors. The Guarantors irrevocably waive acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Borrower, any other Guarantor or any other guarantor of the Guaranteed Obligations, or any other Person.

               SECTION 8. Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Principal under the Credit Agreement, any Note or any other Loan Document is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement, any Note or any other Loan Document shall nonetheless be payable by the Guarantors hereunder forthwith on demand by the Agent made at the request of the Required Banks.

               SECTION 9. Notices. All notices, requests and other communications to any party hereunder shall be given or made by telecopier or other writing and telecopied or mailed or delivered to the intended recipient at its address or telecopier number set forth on the signature pages hereof or such other address or telecopy number as such party may hereafter specify for such purpose by notice to the Agent in accordance with the provisions of
Section 9.01 of the Credit Agreement. Except as otherwise provided in this Guaranty, all such communications shall be deemed to have been duly given when transmitted by telecopier, or personally delivered or, in the case of a mailed notice, 3 Domestic Business Days after such communication is deposited in the mails with first class postage prepaid, in each case given or addressed as aforesaid.

               SECTION 10. No Waivers. No failure or delay by the Agent or any Banks in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Guaranty, the Credit Agreement, the Notes, and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies provided by law.

               SECTION 11. Successors and Assigns. This Guaranty is for the benefit of the Agent and the Banks and their respective successors and assigns and in the event of an assignment of any amounts payable under the Credit Agreement, the Notes, or the other Loan Documents, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty may not be assigned by the Guarantors without the prior written consent of the Agent and the Required Banks, and shall be binding upon the Guarantors and their respective successors and permitted assigns.

               SECTION 12. Changes in Writing. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Guarantors and the Agent, with the consent of the Required Banks.

               SECTION 13. GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NORTH CAROLINA. EACH OF THE GUARANTORS AND THE AGENT HEREBY SUBMITS TO THE NONEXCLUSIVE PERSONAL JURISDICTION IN THE STATE OF NORTH CAROLINA, THE COURTS THEREOF AND THE UNITED STATES DISTRICT COURTS SITTING THEREIN AND FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE GUARANTORS IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH ANY OF THEM

MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE GUARANTORS AND THE AGENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

               SECTION 14. Taxes, etc. All payments required to be made by the Guarantors hereunder shall be made without setoff or counterclaim and free and clear of and without deduction or withholding for or on account of, any present or future taxes, levies, imposts, duties or other charges of whatsoever nature imposed by any government or any political or taxing authority pursuant and subject to the provisions of Section 2.12(d) of the Credit Agreement, the terms of which are incorporated herein by reference as to the Guarantors as fully as if set forth herein, and for such purposes, the rights and obligations of the Borrower under such Section shall devolve to the Guarantors as to payments required to be made by the Guarantors hereunder.

               SECTION 15.  Additional Guarantors; Release of Guarantors.
Section 5.20 of the Credit Agreement provides that Significant Subsidiaries which are not Guarantors must become Guarantors, by, among other things, executing and delivering to the Agent a counterpart of this Guaranty and the Contribution Agreement. Any Significant Domestic Subsidiary which executes and delivers to the Agent a counterpart of this Guaranty and the Contribution
Agreement shall be a Guarantor for all purposes hereunder.   Under certain
circumstances described in paragraph (b) of Section 5.20 of the Credit Agreement, a Guarantor which is to be sold may obtain from the Agent a written release from this Guaranty pursuant to the provisions of such paragraph and upon obtaining such written release, any such former Guarantor shall no longer be a Guarantor hereunder. Each other Guarantor consents and agrees to any such release and agrees that no such release shall affect its obligations hereunder.

               SECTION 16. Failure to Pay in Foreign Currency. If any the Guarantor is unable for any reason to effect payment in a relevant Foreign Currency as required by this Guaranty or if the Guarantor shall default in the Foreign Currency, each Bank may, through the Agent, require such payment to be made in Dollars in the Dollar Equivalent amount of such payment. In any case in which the Guarantor shall make such payment in Dollars, the Guarantor agrees to hold the Banks harmless from any loss incurred by the Banks arising from any change in the value of Dollars in relation to such Foreign Currency between the date such payment became due and the date of payment thereof.

               SECTION 17. Judgment Currency. If for the purpose of obtaining judgment in any court or enforcing any such judgment it is necessary to convert any amount due in any Foreign Currency into any other currency, the rate of exchange used shall be the Agent's spot rate of exchange for the purchase of the Foreign Currency with such other currency at the close of business on the Foreign Currency Business Day preceding the date on which judgment is given or any order for payment is made. The obligation of the Guarantor in respect of any amount due from it hereunder shall, notwithstanding any judgment or order for a liquidated sum or sums in respect of amounts due hereunder or under any judgment or order in any other currency or otherwise be discharged only to the extent that on the Foreign Currency Business Day following receipt by the Agent of any payment in a currency other than the relevant Foreign Currency the Agent is able (in accordance with normal banking procedures) to purchase the relevant Foreign Currency with such other currency. If the amount of the relevant Foreign Currency that the Agent is able to purchase with such other currency is less than the amount due in the relevant Foreign Currency, notwithstanding any judgment or order, the Guarantor shall indemnify the Banks for the shortfall.

               SECTION 18. Subrogation. The Guarantor hereby agrees that it will not exercise any rights which it may acquire by way of subrogation under this Guaranty, by any payment made hereunder or otherwise, unless and until all of the Guaranteed Obligations shall have been paid in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Guaranteed Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of the Agent and the Banks and shall forthwith be paid to the Agent to be credited and applied upon the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement.

               IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed, under seal, by its respective authorized officer as of the date first above written.


                                         GOLD MILLS, INC.               (SEAL)


                                         By:
                                            ----------------------------------
                                            Title:



                                         c/o Guilford Mills, Inc.
                                         4925 West Market Street
                                         Greensboro, NC 27407
                                         Attention: Terrence E. Geremski
                                         Telecopier number: 910-316-4056
                                         Confirmation number: 910-316-4136

                                                                       EXHIBIT L


                             CONTRIBUTION AGREEMENT

               THIS CONTRIBUTION AGREEMENT (this "Agreement") is entered into as of September 26, 1995 by and among GUILFORD MILLS, INC. (the "Borrower"), and GOLD MILLS, INC. (the "Subsidiary Guarantor", which term shall include any Significant Domestic Subsidiary of the Borrower which becomes a Guarantor pursuant to the last paragraph hereof, Section 15 of the Guaranty referred to below and Section 5.20 of the Credit Agreement referred to below, all of whom collectively are the Subsidiary Guarantors). The Borrower and each of the Subsidiary Guarantors are sometimes hereinafter referred to individually as a "Contributing Party" and collectively as the "Contributing Parties").

                               W I T N E S E T H:

               WHEREAS, pursuant to that certain Credit Agreement, dated as of even date herewith among the Borrower, the Banks party thereto and Wachovia Bank of Georgia, N.A., as Agent (such agreement, as the same may from time to time be amended, modified, restated or extended, being hereinafter referred to as the "Credit Agreement"; capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement), the Banks have agreed to extend financial accommodations to the Borrower;

               WHEREAS, as a condition, among others, to the willingness of the Agent and the Banks to enter into the Credit Agreement, they have required that each Subsidiary Guarantor, along with the Borrower, execute and deliver that certain Guaranty, dated as of even date herewith (such agreement, as the same may from time to time be amended, modified, restated or extended, being hereinafter referred to as the "Guaranty"), pursuant to which, among other things, the Subsidiary Guarantors have jointly and severally agreed to guarantee the "Guaranteed Obligations" (as defined in the Guaranty); and

               WHEREAS, each Subsidiary Guarantor is a direct or indirect subsidiary of the Borrower and is engaged in businesses related to those of the Borrower and each other Subsidiary Guarantor, and each of the Subsidiary Guarantors will derive direct or indirect economic benefit from the effectiveness and existence of the Credit Agreement;

               NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, and to induce each Subsidiary Guarantor to enter into the Guaranty, it is agreed as follows:

               To the extent that any Subsidiary Guarantor shall, under the Guaranty, make a payment (a "Subsidiary Guarantor Payment") of a portion of the Guaranteed Obligations, then, without limiting its rights of subrogation against the principal, such Subsidiary Guarantor shall be entitled to contribution and indemnification from, and be reimbursed by, each of the other Contributing Parties in an amount, for each such Contributing Party other than the Borrower, equal to a fraction of such Subsidiary Guarantor Payment, the numerator of which fraction is such Contributing Party's Allocable Amount and the denominator of which is the sum of the Allocable Amounts of all of the Contributing Parties.

               As of any date of determination, the "Allocable Amount" of each Contributing Party shall be equal to the maximum amount of liability which could be asserted against such Contributing Party hereunder with respect to the applicable Subsidiary Guarantor Payment without (i) rendering such Contributing Party "insolvent" within the meaning of Section 101(31) of the Federal Bankruptcy Code (the "Bankruptcy Code") or Section 2 of either the Uniform Fraudulent Transfer Act (the "UFTA") or the Uniform Fraudulent Conveyance Act (the "UFCA"), (ii) leaving such Contributing Party with unreasonably small capital, within the meaning of Section 548 of the Bankruptcy Code or Section 4 of the UFTA or Section 5 of the UFCA, or (iii) leaving such Contributing Party unable to pay its debts as they become due within the meaning of Section 548 of the Bankruptcy Code or Section 4 of the UFTA or Section 6 of the UFCA.

               This Agreement is intended only to define the relative rights of the Contributing Parties, and nothing set forth in this Agreement is intended to or shall impair the obligations of the Subsidiary Guarantors, jointly and severally, to pay any amounts, as and when the same shall become due and payable in accordance with the terms of the Guaranty.

               The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets in favor of each Subsidiary Guarantor to which such contribution and indemnification is owing.

               This Agreement shall become effective upon its execution by each of the Contributing Parties and shall continue in full force and effect and may not be terminated or otherwise revoked by any Contributing Party until all of the Guaranteed Obligations shall have been indefeasibly paid in full (in lawful money of the United States of America) and discharged and the Credit Agreement and financing arrangements evidenced and governed by the Credit Agreement shall have been terminated. Each Contributing Party agrees that if, notwithstanding the foregoing, such Contributing Party shall have any right under applicable law to terminate or revoke this Agreement, and such Contributing Party shall attempt to exercise such right, then such termination or revocation shall not be effective until a written notice of such revocation or termination, specifically referring hereto and signed by such Contributing Party, is actually received by each of the other Contributing Parties and by the Agent at its notice address set forth in the Credit Agreement. Such notice shall not affect the right or power of any Contributing Party to enforce rights arising prior to receipt of such written notice by each of the other Contributing Parties and the Agent. If any Bank grants additional loans to the Borrower or takes other action giving rise to additional Guaranteed Obligations after any Contributing Party has exercised any right to terminate or revoke this Agreement but before the Agent receives such written notice, the rights of each other Contributing Party to contribution and indemnification hereunder in connection with any Subsidiary Guarantor Payments made with respect to such loans or Guaranteed Obligations shall be the same as if such termination or revocation had not occurred.

               Section 5.20 of the Credit Agreement provides that Significant Subsidiaries must become Guarantors, by, among other things, executing and delivering to the Agent a counterpart of the Guaranty and of this Contribution Agreement. Any Subsidiary which executes and delivers to the Agent a counterpart of the Guaranty and of this Contribution Agreement shall be a
Subsidiary Guarantor for all purposes hereunder.   Under certain circumstances
described in paragraph (b) of Section 5.20 of the Credit Agreement, Guarantors which are to be sold may obtain from the Agent a written release from the Guaranty pursuant to the provisions of such sentence, and upon obtaining such written release, any such former Guarantor shall no longer be a Subsidiary Guarantor or Contributing Party hereunder, and such release shall automatically and without further action constitute a release by each other Contributing Party of all obligations of such Subsidiary hereunder. The Borrower and each other Subsidiary Guarantor consents and agrees to any such release and agrees that no such release shall affect its obligations hereunder, except as to the former Guarantor so released.

               IN WITNESS WHEREOF, each Contributing Party has executed and delivered this Agreement, under seal, as of the date first above written.

                                         GUILFORD MILLS, INC.            (SEAL)


                                         By:
                                            -----------------------------------
                                            Title:

                                         Guilford Mills, Inc.
                                         4925 West Market Street
                                         Greensboro, NC 27407
                                         Attention: Terrence E. Geremski
                                         Telecopier number: 910-316-4056
                                         Confirmation number: 910-316-4136


                                         GOLD MILLS, INC.                (SEAL)


                                         By:
                                            -----------------------------------
                                            Title:



                                         c/o Guilford Mills, Inc.
                                         4925 West Market Street
                                         Greensboro, NC 27407
                                         Attention: Terrence E. Geremski
                                         Telecopier number: 910-316-4056
                                         Confirmation number: 910-316-4136

                                                                   Schedule 4.08
                                                                   -------------

                                  Subsidiaries
                                  ------------

SUBSIDIARIES WHICH ARE SIGNIFICANT DOMESTIC SUBSIDIARIES
--------------------------------------------------------

Name                                             Jurisdiction of Incorporation
----                                             -----------------------------
Gold Mills, Inc.                                          Delaware


SUBSIDIARIES WHICH ARE SIGNIFICANT FOREIGN SUBSIDIARIES

Name                                             Jurisdiction of Incorporation
----                                             -----------------------------


                       [TO BE COMPLETED BY THE BORROWER]




       SUBSIDIARIES WHICH ARE NEITHER SIGNIFICANT DOMESTIC SUBSIDIARIES
                     NOR SIGNIFICANT FOREIGN SUBSIDIARIES
                     ------------------------------------

Name                                             Jurisdiction of Incorporation
----                                             -----------------------------


                       [TO BE COMPLETED BY THE BORROWER]

                                                                   Schedule 4.14


                       [TO BE COMPLETED BY THE BORROWER]